Natixis Equity Funds

Prospectus	May 1, 2008

AEW Real Estate Fund

AEW Management and Advisors, L.P.

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Hansberger International Fund

Hansberger Global Investors, Inc.

Harris Associates Focused Value Fund

Harris Associates L.P.

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management, L.P.

Westpeak 130/30 Growth Fund

Westpeak Global Advisors, L.P.

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 • 800-225-5478 • www.funds.natixis.com

Goals, Strategies & Risks
AEW Real Estate Fund 2
CGM Advisor Targeted Equity Fund 5
Hansberger International Fund 8
Harris Associates Focused Value Fund 12
Harris Associates Large Cap Value Fund 14
Natixis U.S. Diversified Portfolio 16
Vaughan Nelson Small Cap Value Fund 21
Westpeak 130/30 Growth Fund 24
Fund Fees & Expenses
Fund Fees & Expenses 27
More About Risk
More About Risk 30
Management Team
Meet the Funds’ Investment Advisers and Subadvisers 32
Meet the Funds’ Portfolio Managers 35
Fund Services
Investing in the Funds 38
How Sales Charges Are Calculated 39
Compensation to Securities Dealers 42
It’s Easy to Open an Account 43
Buying Shares 45
Selling Shares 46
Selling Shares in Writing 47
Exchanging Shares 48
Restrictions on Buying, Selling and Exchanging Shares 48
How Fund Shares Are Priced 51
Dividends and Distributions 52
Tax Consequences 53
Additional Investor Services 55
Financial Performance
Financial Performance 56
Glossary of Terms
Glossary of Terms 64

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Funds, please refer to the section “More About Risk.” This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

AEW Real Estate Fund

Adviser:	AEW Management and Advisors, L.P. (“AEW”)
Manager:	Matthew A. Troxell
Category:	Mid-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NRFAX	NRFBX	NRCFX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments of real estate investment trusts (“REITs”) and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals. When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

•	Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.
•	Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
•	Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
•	Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the adviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition as well as overall market and economic conditions.

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Principal Investment Risks - continued

Real Estate Investment Trusts (“REITs”) risk: Because the Fund concentrates its investments in the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-cap companies.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 2004, up 16.34% Ú Lowest Quarterly Return: Fourth Quarter 2007, down 14.54%

The Fund’s Class A shares total return year to date as of March 31, 2008 was 3.31%.

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Evaluating the Fund’s Past Performance - continued

The table below shows how the Fund’s average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and since inception periods compare to those of the MSCI US REIT Index, an unmanaged index of the most actively traded REITs, designed to measure real estate equity performance. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI US REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Since Fund Inception (12/29/00)
AEW Real Estate Fund Class A – Return Before Taxes	-23.91%	16.59%	14.08%
Return After Taxes on Distributions*	-25.86%	14.66%	12.21%
Return After Taxes on Distributions & Sales of Fund Shares*	-13.43%	14.05%	11.71%
Class B – Return Before Taxes	-23.29%	16.90%	14.21%
Class C – Return Before Taxes	-20.49%	17.12%	14.24%
MSCI US REIT Index**	-16.82%	17.91%	15.04%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from January 1, 2001.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

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Goals, Strategies & Risks

CGM Advisor Targeted Equity Fund

Adviser:	Capital Growth Management Limited Partnership (“CGM”)
Manager:	G. Kenneth Heebner
Category:	Large-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NEFGX	NEBGX	NEGCX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

✓ Well-established, with records of above-average growth

✓	Promise of maintaining their leadership positions in their respective industries
✓	Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

•	It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
•	CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
•	CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
•	CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

•	Invest a significant portion of its assets in a single industry sector.
•	Invest in foreign securities.
•	Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.
•	Invest in real estate investment trusts (“REITs”).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the adviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic,

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Principal Investment Risks - continued

political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 1998, up 28.51% Ú Lowest Quarterly Return: Third Quarter 2001, down 19.52%

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Evaluating the Fund’s Past Performance - continued

The table below shows how the Fund’s average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years	Since Class C Inception (9/1/98)
CGM Advisor Targeted Equity Fund Class A – Return Before Taxes	26.72%	20.42%	8.28%	—
Return After Taxes on Distributions*	23.64%	19.70%	6.58%	—
Return After Taxes on Distributions & Sales of Fund Shares*	18.38%	17.83%	6.27%	—
Class B – Return Before Taxes	28.41%	20.75%	8.12%	—
Class C – Return Before Taxes	32.47%	20.97%	—	7.79%
S&P 500 Index**	5.49%	12.83%	5.91%	6.39%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

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Goals, Strategies & Risks

Hansberger International Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Hansberger Global Investors, Inc. (“Hansberger”)
Managers:	Growth Segment: Trevor Graham, Barry A. Lockhart, Patrick H. Tan, Thomas R.H. Tibbles Value Segment: Ronald Holt, Lauretta Reeves

Category:	International Equity

Ticker Symbol:	Class A	Class B	Class C
	NEFDX	NEDBX	NEDCX

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.
•	Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
•	Invest in real estate investment trusts (“REITs”).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Subject to the allocation policy adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by the subadviser as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.

Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

✓	High secular growth
✓	Superior profitability
✓	Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

•	Securities are selected on the basis of fundamental company-by-company analysis.
•	In choosing equity instruments, Hansberger will typically focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.
•	In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
•	Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality

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Principal Investment Strategies - continued

of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger’s objective is to identify undervalued securities, to hold them for the long-term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in 70 to 80 stocks (for this segment), across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger may take into account the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

9

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to March 1, 2004, reflect results achieved by those multiple subadvisers. The Fund’s performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 1999, up 24.05% Ú Lowest Quarterly Return: Third Quarter 2002, down 20.60%

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Evaluating the Fund’s Past Performance - continued

The table below shows how the Fund’s average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada; and the Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-U.S. Index”), an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States. The MSCI EAFE Index is the Fund’s primary benchmark. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Hansberger International Fund Class A – Return Before Taxes	9.70%	20.08%	9.09%
Return After Taxes on Distributions*	7.46%	18.94%	7.80%
Return After Taxes on Distributions & Sales of Fund Shares*	8.45%	17.50%	7.44%
Class B – Return Before Taxes	10.63%	20.43%	8.94%
Class C – Return Before Taxes	14.54%	20.61%	8.92%
MSCI EAFE Index**	11.63%	22.08%	9.04%
MSCI ACWI ex-U.S. Index**	17.12%	24.52%	10.09%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

11

Goals, Strategies & Risks

Harris Associates Focused Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Harris Associates L.P. (“Harris Associates”)
Managers:	Robert M. Levy and Michael J. Mangan

Category:	Large-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NRSAX	NRSBX	NRSCX

Investment Goal

The Fund seeks long-term capital appreciation. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will invest primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Non-diversification risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value compared with other mutual funds.

For additional information, see the section “More About Risk.”

12

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Second Quarter 2003, up 15.02% Ú Lowest Quarterly Return: Third Quarter 2002, down 14.98%

The table below shows how the average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and since inception periods compare to those of the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Since Fund Inception (3/15/01)
Harris Associates Focused Value Fund Class A – Return Before Taxes	-12.20%	8.16%	4.71%
Return After Taxes on Distributions*	-14.46%	6.55%	3.56%
Return After Taxes on Distributions & Sales of Fund Shares*	-5.16%	6.94%	3.98%
Class B – Return Before Taxes	-11.23%	8.37%	4.85%
Class C – Return Before Taxes	-8.16%	8.63%	4.85%
S&P 500 Index**	5.49%	12.83%	5.38%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from April 1, 2001.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

13

Goals, Strategies & Risks

Harris Associates Large Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Harris Associates L.P. (“Harris Associates”)
Managers:	Edward S. Loeb, Michael J. Mangan and Diane L. Mustain

Category:	Large-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NEFOX	NEGBX	NECOX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives.

The Fund may also:

•	Invest in foreign securities traded in U.S. markets (through American Depositary Receipts (“ADRs”) or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”

14

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s current subadviser assumed that function on July 1, 2002. The performance results shown below, for the periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all the periods shown.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Second Quarter 2003, up 20.20% Ú Lowest Quarterly Return: Third Quarter 2002, down 16.98%

The table below shows how the Fund’s average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Harris Associates Large Cap Value Fund Class A – Return Before Taxes	-8.55%	8.60%	2.63%
Return After Taxes on Distributions*	-8.63%	8.57%	1.68%
Return After Taxes on Distributions & Sales of Fund Shares*	-5.45%	7.47%	1.78%
Class B – Return Before Taxes	-8.48%	8.77%	2.47%
Class C – Return Before Taxes	-4.65%	9.05%	2.46%
Russell 1000 Value Index**	-0.17%	14.63%	7.68%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

15

Goals, Strategies & Risks

Natixis U.S. Diversified Portfolio

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadvisers:	BlackRock Investment Management, LLC (“BlackRock”), Harris Associates L.P. (“Harris Associates”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Category:	All-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NEFSX	NESBX	NECCX

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

Natixis Advisors believes that this Fund’s multi-manager approach to equity investing — which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments — offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Under the allocation policy, Natixis Advisors may also allocate capital away or towards one or more segment from time to time. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy.

The Fund invests substantially all of its assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

The Fund may also:

•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
•	Invest in convertible preferred stock and convertible debt securities.
•	Invest in real estate investment trusts (“REITs”).
•	Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
•	Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
•	Invest in options and enter into futures, swap contracts and currency transactions.
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadvisers deem appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

For more detailed information on each subadviser’s investment strategies, please refer to the section “Natixis U.S. Diversified Portfolio — More on Investment Strategies.”

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Allocation risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund’s exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.

16

Principal Investment Risks - continued

Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

17

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 1999, up 30.94% Ú Lowest Quarterly Return: Third Quarter 2002, down 17.32%

The table below shows how the Fund’s average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks; the Dow Jones Wilshire 4500 Index, an unmanaged index of 4,500 mid- and small-sized companies; and the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), an unmanaged index of U.S. mid-sized companies. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Dow Jones Wilshire 4500 Index and S&P MidCap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Natixis U.S. Diversified Portfolio Class A – Return Before Taxes	7.15%	14.60%	7.34%
Return After Taxes on Distributions*	6.96%	14.56%	6.08%
Return After Taxes on Distributions & Sales of Fund Shares*	4.90%	12.85%	5.69%
Class B – Return Before Taxes	7.83%	14.88%	7.17%
Class C – Return Before Taxes	11.82%	15.09%	7.17%
S&P 500 Index**	5.49%	12.83%	5.91%
Dow Jones Wilshire 4500 Index**	5.78%	18.20%	7.86%
S&P MidCap 400 Index**	7.98%	16.20%	11.19%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

18

Goals, Strategies & Risks

Natixis U.S. Diversified Portfolio —  More on Investment Strategies

The Fund’s portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below.

BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by BlackRock for the segment typically have the following characteristics:

✓	Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
✓	Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
—	Above-average growth rates in sales
—	Improvements in profit margins
—	Providing proprietary or niche products and services
—	Strong industry growth
—	A lead in market share

The segment may also invest in the securities of foreign companies, either directly or indirectly through depositary receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, BlackRock generally employs the following methods:

•	Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
•	The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
•	Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock believes sector selection will be a significant contributor to the segment’s long-term performance. BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

Harris Associates

The segment of the Fund managed by Harris Associates will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value-oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

✓	Stock selling at less than 60% of its intrinsic value
✓	Favorable intrinsic value growth potential
✓	Owner-oriented management

In making investment decisions, Harris Associates generally employs the following methods:

•	Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates’ standards of quality and value.
•	Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company’s management as well as the company’s market position within its industry.
•	Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific “buy” and “sell” targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles — Mid Cap Growth segment

The Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:

✓	Distinctive products, technologies or services

19

Loomis Sayles — Mid Cap Growth segment - continued

✓	Attractive valuation relative to both competitors and their own operating history
✓	Strong management team
✓	Competitive barriers to entry within the company’s industry

In making investment decisions, Loomis Sayles employs the following methods:

•	Loomis Sayles uses a bottom-up, fundamental research process to build the segment’s portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
•	Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment’s assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.
•	Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
•	Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when more favorable opportunities arise.

Loomis Sayles — Small Cap Value segment

The Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of the Small Cap Value segment’s assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

✓	Attractive valuations
✓	Positive free cash flow
✓	Strong balance sheets
✓	Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment’s assets in companies which it believes are undergoing a “special situation” or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

•	Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
•	Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
•	Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

20

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Goals, Strategies & Risks

Vaughan Nelson Small Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Managers:	Chris D. Wallis and Scott J. Weber

Category:	Small-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NEFJX	NEJBX	NEJCX

Investment Goal

The Fund seeks capital appreciation. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, a market value-weighted unmanaged index of the 2,000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive economic margin with stable-to-improving returns
•	Companies valued at a discount to their asset value
•	Companies with an attractive dividend yield and minimal basis risk

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:

✓	Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
✓	Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
✓	Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
✓	Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.
•	Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
•	Invest in foreign securities, including those of emerging markets.
•	Invest in real estate investment trusts (“REITs”).
•	Invest in securities offered in initial public offerings (“IPOs”).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. Value stocks present the risk that they may fall out of favor

21

Principal Investment Risks - continued

with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

For additional information, see the section “More About Risk.”

22

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown below for the periods prior to March 1, 2004 reflect results achieved by the previous subadvisers using different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 1999, up 42.28% Ú Lowest Quarterly Return: Third Quarter 2001, down 26.44%

The table below shows how the Fund’s average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Vaughan Nelson Small Cap Value Fund Class A – Return Before Taxes	-0.23%	15.71%	6.46%
Return After Taxes on Distributions*	-0.23%	15.71%	5.45%
Return After Taxes on Distributions & Sales of Fund Shares*	-0.15%	13.85%	5.06%
Class B – Return Before Taxes	0.06%	15.98%	6.29%
Class C – Return Before Taxes	4.05%	16.21%	6.29%
Russell 2000 Value Index**	-9.78%	15.80%	9.06%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

23

                                    [GRAPHIC]

Goals, Strategies & Risks

Westpeak 130/30 Growth Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Westpeak Global Advisors, L.P. (“Westpeak”)
Managers:	Jean-Marc Diani, Stephen A. Komon and Stephen C. Platt

Category:	Large-Cap Equity

Ticker Symbol:	Class A	Class B	Class C
	NEFCX	NECBX	NECGX

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by establishing long and short positions in equity securities issued by U.S. large- and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of stocks that it believes exhibit reasonable valuations and underestimated growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks.

Westpeak seeks to take long positions in securities of companies whose potential has been underestimated by the broad market, while simultaneously taking short positions in securities of companies it believes are overvalued. Westpeak believes that a good assessment of a company’s prospects can be obtained through systematic financial statement analysis and an insightful interpretation of investor behavior.

In selecting investments for the Fund’s portfolio, Westpeak uses proprietary quantitative research based on market and company-specific information and employs the following process:

•	Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 1000 Growth Index.
•	Westpeak screens these stocks to develop a “score” for each stock using financial statement and market sentiment factors, such as:
✓	valuation ratios
✓	earnings quality measures
✓	efficiency indicators
✓	investor sentiment signals
✓	management sentiment measures
•	Westpeak then utilizes a proprietary methodology that considers each stock’s respective score, along with its risk characteristics, to construct an optimal long-short portfolio designed to maximize excess return while maintaining an acceptable level of risk.

The desired result is a diversified portfolio of typically 60 to 80 long positions and 20 to 40 short positions that Westpeak believes will produce the highest long-term returns and that has characteristics similar to that of the Fund’s benchmark, the Russell 1000 Growth Index. The Fund’s industry weightings will not normally vary significantly from the benchmark.

The Fund takes long positions primarily in large- and mid-capitalization U.S. stocks that Westpeak has identified as attractive and short positions in such stocks that Westpeak believes are overvalued or expected to underperform based on the aforementioned stock “scores”. The Fund will generally use the proceeds from its short positions to purchase additional securities. Therefore, the Fund will normally hold long positions in equity securities and securities with equity-like characteristics up to 130% of its net assets, excluding cash. The Fund will normally hold short positions equal to approximately 30% of its net assets, excluding cash. The Fund’s relative long-short exposure may vary over time as market conditions change.

When the Fund takes a long position in a security, Westpeak purchases the security outright for the Fund’s portfolio. When the Fund takes a short position in a security, Westpeak sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund generally profits on a short position when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received.

Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which generally will be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The Fund will also bear other costs, such as charges for the prime brokerage account, in connection with its short positions.

Westpeak may sell a long position or close out a short position for a variety of reasons, including, among others, to

24

Principal Investment Strategies - continued

secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Leverage risk: The risk associated with securities or practices (e.g., borrowing and selling securities short) that multiply small index or market movements into larger changes in value. When the Fund borrows securities or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Short sales risk: The risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Short sales expose the Fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value. Positions in shorted securities may subject the Fund to more risk than long positions (purchases) because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas the loss on a short sale is potentially unlimited. Short sales will also give rise to leverage risk.

Valuation risk: The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold or, for short positions, at a lower price than the price at which they can be purchased.

For additional information, see the section “More About Risk.”

25

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s current subadviser assumed that function on February 16, 1998. The performance results shown below reflect results achieved by the previous subadviser using different investment strategies for the periods prior to February 16, 1998. Prior to August 1, 2007, the Fund was managed using different principal investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 1998, up 24.26% Ú Lowest Quarterly Return: Third Quarter 2001, down 21.85%

The table below shows how the average annual total returns for Class A, Class B and Class C shares (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Westpeak 130/30 Growth Fund Class A – Return Before Taxes	-9.86%	6.59%	0.19%
Return After Taxes on Distributions*	-9.86%	6.59%	-1.00%
Return After Taxes on Distributions & Sales of Fund Shares*	-6.41%	5.70%	-0.14%
Class B – Return Before Taxes	-9.75%	6.77%	0.03%
Class C – Return Before Taxes	-5.96%	7.03%	0.01%
Russell 1000 Growth Index**	11.81%	12.11%	3.83%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

26

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)(2)	(3)	5.00%	1.00%
Redemption fees	None*	None*	None*
(1)	A reduced sales charge on Class A shares applies in some cases. See the section “How Sales Charges Are Calculated” within the section “Fund Services.”
(2)	Does not apply to reinvested distributions.
(3)	A 1.00% contingent deferred sales charge (“CDSC”) applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section “How Sales Charges Are Calculated” within the section “Fund Services.”
*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	AEW Real Estate Fund[1]						CGM Advisor Targeted Equity Fund						Hansberger International Fund
	Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class B		Class C
Management fees	0.80%		0.80%		0.80%		0.70%		0.70%		0.70%		0.80%		0.80%		0.80%
Distribution and/or service (12b-1) fees	0.25%		1.00%	*	1.00%	*	0.25%		1.00%	*	1.00%	*	0.25%		1.00%	*	1.00%	*
Other expenses	0.41%	†	0.43%	†	0.42%	†	0.22%	†	0.22%	†	0.23%	†	0.40%	†	0.40%	†	0.40%	†
Total annual fund operating expenses	1.46%		2.23%		2.22%		1.17%		1.92%		1.93%		1.45%		2.20%		2.20%
Less: Fee reduction and/or expense reimbursement	0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Net Expenses	1.46%		2.23%		2.22%		1.17%		1.92%		1.93%		1.45%		2.20%		2.20%
	Harris Associates Focused Value Fund[2]						Harris Associates Large Cap Value Fund[3]						Natixis U.S. Diversified Portfolio
	Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class B		Class C
Management fees	0.90%		0.90%		0.90%		0.69%		0.69%		0.69%		0.90%		0.90%		0.90%
Distribution and/or service (12b-1) fees	0.25%		1.00%	*	1.00%	*	0.25%		1.00%	*	1.00%	*	0.25%		1.00%	*	1.00%	*
Other expenses	0.34%	†	0.34%	†	0.34%	†	0.34%	†	0.35%	†	0.35%	†	0.32%	†	0.31%	†	0.32%	†
Total annual fund operating expenses	1.49%		2.24%		2.24%		1.28%		2.04%		2.04%		1.47%		2.21%		2.22%
Less: Fee reduction and/or expense reimbursement	0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Net Expenses	1.49%		2.24%		2.24%		1.28%		2.04%		2.04%		1.47%		2.21%		2.22%

27

                                    [GRAPHIC]

Fund Fees & Expenses (continued)

Annual Fund Operating Expenses - continued

	Vaughan Nelson Small Cap Value Fund[4]
	Class A		Class B		Class C
Management fees	0.90%		0.90%		0.90%
Distribution and/or service (12b-1) fees	0.25%		1.00%	*	1.00%	*
Other expenses	0.43%	†	0.42%	†	0.43%	†
Total annual fund operating expenses	1.58%		2.32%		2.33%
Less: Fee reduction and/or expense reimbursement	0.12%	††	0.11%	††	0.12%	††
Net Expenses	1.46%		2.21%		2.21%
	Westpeak 130/30 Growth Fund[5]
	Class A		Class B		Class C
Management Fees	0.75%		0.75%		0.75%
Distribution and/or service (12b-1 fees)	0.25%		1.00%	*	1.00%	*
Other expenses
Substitute dividend expenses on securities sold short**	0.30%		0.30%		0.30%
Remainder of other expenses***	0.75%	†	0.74%	†	0.74%	†
Total other expenses	1.05%		1.04%		1.04%
Total annual fund operating expenses	2.05%		2.79%		2.79%
Less: Fee reduction and/or expense reimbursement	0.10%		0.09%		0.09%
Net Expenses	1.95%		2.70%		2.70%
†	Other expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
††	Fee waiver and/or expense reimbursement and Net Expenses have been restated to reflect the current expense cap arrangement.
*	Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of Financial Industry Regulatory Authority (“FINRA”).
**	This expense reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.
***	Other expenses have been restated to reflect current fees and expenses.
1	AEW has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses , exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.50%, 2.25% and 2.25% of the Fund’s average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2009, and is reevaluated on an annual basis.
2	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.70%, 2.45% and 2.45% of the Fund’s average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2009, and is reevaluated on an annual basis.
3	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.30%, 2.05% and 2.05% of the Fund’s average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2009 and is reevaluated on an annual basis.
4	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.45%, 2.20% and 2.20% of the Fund’s average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2009 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
5	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses incurred in connection with long positions, interest expense, substitute dividend expenses on securities sold short, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.65%, 2.40%, and 2.40% of the Fund’s average daily net assets for Classes A, B, and C shares, respectively. As indicated by the table above, because of the types of expenses not included under the expense reimbursement agreement, the Fund’s net expenses are expected to be higher than these percentages. This undertaking is in effect through April 30, 2009 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

A Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses reimbursed it has borne through the undertakings described above to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. A class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

28

                                    [GRAPHIC]

Fund Fees & Expenses (continued)

Example

This example*, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	AEW Real Estate Fund					CGM Advisor Targeted Equity Fund
	Class A	Class B		Class C		Class A	Class B		Class C
		(1)	(2)	(1)	(2)		(1)	(2)	(1)	(2)
1 year	$715	$726	$226	$325	$225	$687	$695	$195	$296	$196
3 years	$1,010	$997	$697	$694	$694	$925	$903	$603	$606	$606
5 years	$1,327	$1,395	$1,195	$1,190	$1,190	$1,182	$1,237	$1,037	$1,042	$1,042
10 years**	$2,221	$2,370	$2,370	$2,554	$2,554	$1,914	$2,048	$2,048	$2,254	$2,254

	Hansberger International Fund					Harris Associates Focused Value Fund
	Class A	Class B		Class C		Class A	Class B		Class C
		(1)	(2)	(1)	(2)		(1)	(2)	(1)	(2)
1 year	$714	$723	$223	$323	$223	$718	$727	$227	$327	$227
3 years	$1,007	$988	$688	$688	$688	$1,019	$1,000	$700	$700	$700
5 years	$1,322	$1,380	$1,180	$1,180	$1,180	$1,341	$1,400	$1,200	$1,200	$1,200
10 years**	$2,210	$2,344	$2,344	$2,534	$2,534	$2,252	$2,386	$2,386	$2,575	$2,575

	Harris Associates Large Cap Value Fund					Natixis U.S. Diversified Portfolio
	Class A	Class B		Class C		Class A	Class B		Class C
		(1)	(2)	(1)	(2)		(1)	(2)	(1)	(2)
1 year	$698	$707	$207	$307	$207	$716	$724	$224	$325	$225
3 years	$958	$940	$640	$640	$640	$1,013	$991	$691	$694	$694
5 years	$1,237	$1,298	$1,098	$1,098	$1,098	$1,332	$1,385	$1,185	$1,190	$1,190
10 years**	$2,031	$2,174	$2,174	$2,369	$2,369	$2,231	$2,357	$2,357	$2,554	$2,554

	Vaughan Nelson Small Cap Value Fund					Westpeak 130/30 Growth Fund
	Class A	Class B		Class C		Class A	Class B		Class C
		(1)	(2)	(1)	(2)		(1)	(2)	(1)	(2)
1 year	$715	$724	$224	$324	$224	$762	$773	$273	$373	$273
3 years	$1,034	$1,014	$714	$716	$716	$1,172	$1,157	$857	$857	$857
5 years	$1,375	$1,430	$1,230	$1,234	$1,234	$1,606	$1,666	$1,466	$1,466	$1,466
10 years**	$2,336	$2,462	$2,462	$2,657	$2,657	$2,810	$2,935	$2,935	$3,112	$3,112
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.
*	The Examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Examples for Vaughan Nelson Small Cap Value Fund and Westpeak 130/30 Growth Fund are based on the Net Expenses shown above for the 1 year period and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.
**	Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

A “snapshot” of each Fund’s investments may be found in the Funds’ annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (60 days for AEW Real Estate Fund), is available on the Funds’ website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

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More About Risk

Each Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unwilling or unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody’s, or below BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund’s adviser, are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate, Harris Associates Large Cap Value and Westpeak 130/30 Growth Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds.

Extension Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International, Vaughan Nelson Small Cap Value and Westpeak 130/30 Growth Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value.

Foreign Risk (All Funds except Westpeak 130/30 Growth Fund) The risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security, and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. Liquidity issues could also make it difficult to value a Fund’s securities. Liquidity issues may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities, Section 4(2) commercial paper, structured notes and Rule 144A securities.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

30

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds, except AEW Real Estate and Harris Associates Focused Value Funds) A Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, currency, reference rate, or index. These transactions are subject to changes in the underlying security or groups of securities, index or other currency instrument or rate on which such transactions are based. It is important to note that even a small investment in these types of derivative instruments may give rise to leverage risk and can have a significant impact on a Fund’s exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

31

Management Team

Meet the Funds’ Investment Advisers and Subadvisers

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $19.0 billion as of December 31, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers the Natixis Equity Funds (the “Funds” or each a “Fund”), which, along with the Natixis Income and Tax -Free Income Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”) and Gateway Fund constitute the “Natixis Funds.”

Advisers

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial service entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banque Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291 billion in assets under management at December 31, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund, except for AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2007 as a percentage of each Fund’s average daily net assets were 0.80% for the Hansberger International Fund, 0.90% for the Harris Associates Focused Value Fund, 0.69% for the Harris Associates Large Cap Value Fund, 0.90% for the Natixis U.S. Diversified Portfolio, 0.90% for the Vaughan Nelson Small Cap Value Fund and 0.75% for Westpeak 130/30 Growth Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $47.0 billion in assets under management as of December 31, 2007. For the fiscal year ended January 31, 2008, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM’s inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of Natixis US and had over $10.5 billion in assets under management as of December 31, 2007. For the fiscal year ended December 31, 2007, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.

Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of a Fund, subject to the general supervision of the Fund’s adviser and the Board of Trustees.

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. and serves as subadviser to Natixis U.S. Diversified Portfolio. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.357 trillion in investment company and other portfolio assets under management as of December 31, 2007.

32

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $12.0 billion in assets as of December 31, 2007, and specializes in international investing, managing institutional separate portfolios and mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund, Harris Associates Focused Value Fund and a segment of the Natixis U.S. Diversified Portfolio. Harris Associates, a subsidiary of Natixis US, managed $65.7 billion in assets as of December 31, 2007, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to segments of the Natixis U.S. Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2007, Vaughan Nelson had $8.2 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Westpeak 130/30 Growth Fund. Westpeak is a subsidiary of Natixis US. Westpeak employs a team approach in managing the Fund’s portfolio. Founded in 1991, Westpeak had $3.3 billion in assets under management as of December 31, 2007.

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and sub-advisory contracts is available in the Funds’ semiannual reports for the six months ended June 30, 2007 for the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris Associates Focused Value Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Westpeak 130/30 Growth Fund and for the six months ended July 31, 2007 for the AEW Real Estate Fund.

Portfolio Trades

In placing portfolio trades, each adviser or subadviser may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Statement of Additional Information (“SAI”) for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although each Fund remains obligated to return the collateral

33

Management Team

Meet the Funds’ Investment Advisers and Subadvisers (continued)

amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except CGM Advisor Targeted Equity Fund) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940 (the “1940 Act”). The Fund may also make investments in related investment companies to the extent permitted by SEC regulation.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock, Dreman Value Management, LLC (“Dreman”), Gateway Investment Advisors, L.P., Harris Associates, Hansberger, Vaughan Nelson and Westpeak. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

34

Management Team

Meet the Funds’ Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below.

AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception in December 2000. Mr. Troxell, Managing Director and Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 25 years of experience in investment analysis and portfolio management.

BlackRock

Thomas Burke

Thomas Burke has served as Senior Portfolio Manager for the segment of Natixis U.S. Diversified Portfolio that is currently subadvised by BlackRock since April 2006. Mr. Burke is primarily responsible for the day-to-day management of the BlackRock segment of the Natixis U.S. Diversified Portfolio and the selection of its investments. He served as an Associate Portfolio Manager of the segment from July 2001 through March 2006. Mr. Burke has been a Managing Director of BlackRock since 2007. He was a Director with BlackRock from 2006 to 2007. Prior to joining BlackRock, Mr. Burke was a portfolio manager and Director of Merrill Lynch Investment Managers L.P., from 1998 to 2006. Mr. Burke received a B.A. from Pace University. Mr. Burke holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 42-year veteran of the investment industry.

Hansberger

Trevor Graham

Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Vice President — Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO — Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO — Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 17 years of financial services experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Senior Vice President — Research, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 19 years of financial services experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO — Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Vice President — Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 14 years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger

35

Management Team

Meet the Funds’ Portfolio Managers (continued)

International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO — Growth Team, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 21 years of financial services experience.

Harris Associates

Robert M. Levy

Robert M. Levy has co-managed the Harris Associates Focused Value Fund since May 2005. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Levy holds the designation of Chartered Financial Analyst and has over 31 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since October 2000. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed the Harris Associates Large Cap Value Fund since July 2002, the Harris Associates segment of Natixis U.S. Diversified Portfolio since May 2005 and the Harris Associates Focused Value Fund since October 2006. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Diane L. Mustain

Diane L. Mustain has co-managed the Harris Associates Large Cap Value Fund and the Natixis U.S. Diversified Portfolio since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. Ms. Mustain holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Loomis Sayles

Philip C. Fine

Philip C. Fine has managed the Loomis Sayles mid-cap growth segment of Natixis U.S. Diversified Portfolio since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Vaughan Nelson

Chris D. Wallis

Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 16 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane

36

University. He has over 11 years of investment management and financial analysis experience.

Westpeak

Jean-Marc Diani

Jean-Marc Diani is a member of the portfolio team that manages the Westpeak 130/30 Growth Fund. Dr. Diani, a Vice President of Westpeak Global Advisors, joined the firm in 2004. Prior to joining Westpeak, he was deputy head of IT and Operations at IXIS Asset Management US Group. He received a Ph.D., in Mechanical Engineering from the Ecole des Mines de Paris and a Masters of Science from the Paris VI University, graduating from the Ecole Polytechnique. Dr. Diani has over six years of investment experience.

Stephen A. Komon

Stephen A. Komon is a member of the portfolio team that manages and has primary day-to-day portfolio management responsibilities for the Westpeak 130/30 Growth Fund. Mr. Komon, a Vice President of Westpeak Global Advisors, joined the firm in 2001. Mr. Komon received an M.B.A., in Finance and Accounting from the University of Chicago Graduate School of Business and a B.S., with Distinction, from the University of Virginia. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Stephen C. Platt

Stephen C. Platt is a member of the portfolio team that manages the Westpeak 130/30 Growth Fund. Mr. Platt, a Senior Vice President and Director of Portfolio Management, joined the firm in 1999. He received a B.S. from the University of Colorado. Mr. Platt holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Please see the Funds’ SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

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Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Class A and Class C shares to the public. No new accounts may be opened and no additional investments may be made in Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•	You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

•	You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

Class B Shares

•	No new accounts may be opened and no additional investments may be made in Class B shares.

•	You pay higher annual expenses than Class A shares.

•	You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section “How Sales Charges Are Calculated.”

•	Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A shares.

•	You may pay a charge on redemptions if you sell your shares within one year of purchase.

•	Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you’ll pay higher expenses than shareholders of other classes.

•	Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Funds’ expenses, see the section “Fund Fees & Expenses” in this Prospectus.

Certificates

Certificates will not be issued for any class of shares.

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Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase:

	Class A Sales Charges**
Your Investment	As a % of offering price	As a % of your investment
Less than $ 50,000	5.75%	6.10%
$ 50,000 – $ 99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

*	For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at www.funds.natixis.com (click on “sales charges” at the bottom of the home page) or in the Funds’ SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

•	Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.
•	Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table, the lower sales charge applies to the entire amount of your current purchase in a Fund.
•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”) IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

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Fund Services

How Sales Charges Are Calculated (continued)

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
•	Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
•	Fund trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
•	Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;
•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
•	Clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund) with investments of $25,000 or more in the Natixis Funds; and
•	Clients of Natixis Advisors that invest in a Natixis Fund that does not offer Class Y shares.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Class B Shares

No new accounts may be opened and no additional investments may be made in Class B shares. There is a CDSC on shares that are sold within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3rd and 4th years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market Fund). The CDSC equals the following percentages of the dollar amounts subject to the charge:

Class B Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00%
3rd	3.00%
4th	3.00%
5th	2.00%
6th	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

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Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
•	applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:

•	increases in net asset value above the purchase price; or
•	shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated.” Each class of Fund shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund’s Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees and service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares.

The Distributor, the Fund’s adviser and their respective affiliates will, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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Fund Services

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
For SIMPLE IRA** and 403(b)(7) plans using Natixis Funds’ prototype document	$0	$0
*	Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
**	Effective January 1, 1997, the SIMPLE IRA became available, replacing Salary Reduction Simplified Employee Pension (“SARSEP”) plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs. As of October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.

3.	Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Minimum Balance Policy

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using the Natixis Funds’ prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

Each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Funds.

It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation may be liquidated rather than assessed a fee, if the account balance falls below such minimum and that directly registered accounts will be assessed a fee rather than be liquidated.

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Fund Services

It’s Easy to Open an Account (continued)

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

Natixis Funds Personal Access Line®

800-225-5478, press 1

Natixis Funds Web Site

www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

•	purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
•	review your account balance, recent transactions, Fund prices and recent performance;
•	order duplicate account statements; and
•	obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services

Buying Shares

Opening an Account	Adding to an Account
Through Your Investment Dealer
• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
By Mail

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•   Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•   Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)
• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.
By Wire
• Opening an account by wire is not available.

•   Visit www.funds.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.

•   Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)
• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•   If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

Automatic Investing Through Investment Builder

•   Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your application.

•   Ask your bank or credit union whether it is a member of the ACH system.

•   If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   See the section “Additional Investor Services.”

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Fund Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer
• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
By Mail

•   Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•   The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•   Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•   Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)

•   Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.

•   Call Natixis Funds or visit www.funds.natixis.com to request an exchange.

By Wire

•   Complete the “Bank Information” section on your account application.

•   Call Natixis Funds at 800-225-5478, visit www.funds.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. See the section “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•   Ask your bank or credit union whether it is a member of the ACH system.

•   Complete the “Bank Information” section on your account application.

•   If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.

•   Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days. See the section “Selling Restrictions.”

By Telephone

•   Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to certain restrictions. See the section “Selling Restrictions.”

By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

•   Call Natixis Funds at 800-225-5478 or your financial representative for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;
•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;
•	a federal savings bank, cooperative, or other type of bank;
•	a savings and loan or other thrift institution;
•	a credit union; or
•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

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Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC and conversion into Class A shares, if applicable, for Class B and Class C shares will stop and will resume only when an exchange into an applicable fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive, short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Funds’ Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

48

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund, the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

49

Fund Services

Restrictions on Buying, Selling and Exchanging Shares (continued)

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:

•   When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•   During an emergency as permitted by the SEC.

•   During any other period permitted by the SEC.

Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

• When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

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                                    [GRAPHIC]

Fund Services

How Fund Shares Are Priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund’s Board of Trustees, as summarized below:

•	A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value and Public Offering Price” in the SAI for more details.
•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received “in good order.”[1]

•	Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent “in good order.” If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 P.M. Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.
•	A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
1	Please see the “Buying Shares” section which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — market price or as provided by a pricing service if market price is unavailable.
•	Debt securities (other than short-term obligations) — based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
•	Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.
•	Options — the Funds generally value exchange traded options at the average of the closing bid and asked quotations.
•	Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
•	All other securities — fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

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                                    [GRAPHIC]

Fund Services

How Fund Shares Are Priced (continued)

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Dividend Payment Schedule
Annually	Quarterly
CGM Advisor Targeted Equity Fund	AEW Real Estate Fund
Hansberger International Fund
Harris Associates Focused Value Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Diversified Portfolio
Vaughan Nelson Small Cap Value Fund
Westpeak 130/30 Growth Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•	Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

52

Fund Services

Tax Consequences

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Even though the Harris Associates Focused Value Fund is not diversified for purposes of the Investment Company Act of 1940, the Fund still intends to be diversified for purposes of meeting the requirements of Subchapter M.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities, REITs and derivatives is generally not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced to in general 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you in cash or reinvest them in additional shares. Distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

Sales or Exchanges of Fund Shares. A redemption, sale or exchange of a Fund’s shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized on redemption, sale, exchange or other disposition of a Fund’s shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund, except that a Fund investing more than 50 percent of its assets in foreign securities, such as the Hansberger International Fund, may elect to permit shareholders to claim a credit or deduction for their respective pro rata shares of qualifying foreign taxes paid by or withheld from amounts paid to the Fund. In such a case, shareholders will be required to include as gross income from foreign sources their pro rata shares of such taxes, and each shareholder’s ability to claim a foreign tax credit or deduction for such foreign taxes will be subject to generally applicable limitations imposed by the Code, which may result in a shareholder not getting a full credit or deduction for the amount of such taxes.

In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

53

Fund Services

Tax Consequences (continued)

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Fund, such as the AEW Real Estate Fund, that holds significant interests in REITs may be treated as a U.S. real property corporation (“USRPHC”) for federal income tax purposes. If a Fund that is a USRPHC makes distributions to a foreign person that are in turn attributable to distributions from a REIT of gains from the disposition of U.S. real property interests, such Fund distributions may be subject to U.S. tax withholding and may also result in the foreign person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. In addition, a Fund that is a USRPHC may be required withhold U.S. tax on the proceeds of share redemptions by certain foreign persons, in which case such foreign persons would also be required to file U.S. tax returns.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who or which does not furnish the Fund certain information and certifications or who or which is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Please see the SAI for additional information on the federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local, foreign or other applicable taxes.

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                                    [GRAPHIC]

Fund Services

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.”

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.”

Natixis Funds Personal Access Line®

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site

Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

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Financial Performance

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees(e)

AEW REAL ESTATE FUND
Class A
1/31/2008	$26.49	$0.30	$(6.85)	$(6.55)	$(0.31)	$(2.67)	$(2.98)	—
1/31/2007	20.78	0.19	7.24	7.43	(0.19)	(1.53)	(1.72)	—
1/31/2006	16.83	0.21	5.45	5.66	(0.22)	(1.49)	(1.71)	—
1/31/2005	15.13	0.34	2.35	2.69	(0.35)	(0.64)	(0.99)	—
1/31/2004	11.00	0.36	4.49	4.85	(0.48)	(0.24)	(0.72)	—
Class B
1/31/2008	26.45	0.11	(6.80)	(6.69)	(0.14)	(2.67)	(2.98)	—
1/31/2007	20.77	0.01	7.24	7.25	(0.04)	(1.53)	(1.57)	—
1/31/2006	16.82	0.07	5.44	5.51	(0.07)	(1.49)	(1.56)	—
1/31/2005	15.10	0.22	2.38	2.60	(0.24)	(0.64)	(0.88)	—
1/31/2004	11.00	0.26	4.46	4.72	(0.38)	(0.24)	(0.62)	—
Class C
1/31/2008	26.49	0.12	(6.82)	(6.70)	(0.15)	(2.67)	(2.82)	—
1/31/2007	20.80	0.02	7.24	7.26	(0.04)	(1.53)	(1.57)	—
1/31/2006	16.84	0.07	5.45	5.52	(0.07)	(1.49)	(1.56)	—
1/31/2005	15.15	0.22	2.35	2.57	(0.24)	(0.64)	(0.88)	—
1/31/2004	11.01	0.26	4.50	4.76	(0.38)	(0.24)	(0.62)	—

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2007	$10.70	$0.05	$3.54	$3.59	$(0.13)	$(1.15)	$(1.28)	$0.00
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	9.05	0.07	1.12	1.19	(0.02)	—	(0.02)	0.00
12/31/2004	7.94	0.01	1.10	1.11	—	—	—	0.00
12/31/2003	5.56	(0.03)	2.41	2.38	—	—	—	—
Class B
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)	0.00
12/31/2006	9.48	0.00 (e)	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00 (e)	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
12/31/2003	5.28	(0.07)	2.26	2.19	—	—	—	—
Class C
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)	0.00
12/31/2006	9.48	0.00 (e)	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00 (e)	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
12/31/2003	5.27	(0.07)	2.27	2.20	—	—	—	—

(a)	A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	The investment adviser agreed to reimburse a portion of the Fund’s expenses and/or reduce its advisory fee during the period. Without this reimbursement/fee reduction, if applicable, expense ratios would have been higher.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	Includes expense recapture of 0.04%.

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			Ratios to average net assets:

Net asset value, end of period	Total return (%)(a)(c)	Net assets, end of period (000’s)	Net expenses (%)(d)		Gross expenses (%)(f)		Net investment income (loss) (%)	Portfolio turnover rate (%)

$16.96	(25.2)	$78,612	1.46		1.46		1.35	24
26.49	37.4	120,151	1.48	(g)	1.48	(g)	0.82	15
20.78	34.8	73,166	1.50		1.55		1.11	15
16.83	17.8	58,965	1.50		1.71		2.11	20
15.13	45.0	39,846	1.50		2.00		2.73	18

16.95	(25.7)	10,158	2.23		2.23		0.49	24
26.45	36.3	21,166	2.22	(g)	2.22	(g)	0.06	15
20.77	33.7	16,293	2.25		2.30		0.36	15
16.82	17.1	14,131	2.25		2.46		1.36	20
15.10	43.7	12,129	2.25		2.75		1.98	18

16.97	(25.7)	17,769	2.21		2.22		0.54	24
26.49	36.3	29,694	2.23	(g)	2.23	(g)	0.08	15
20.80	33.7	16,101	2.25		2.30		0.36	15
16.84	16.9	14,388	2.25		2.46		1.36	20
15.15	43.9	11,410	2.25		2.75		1.98	18

$13.01	34.4	$826,867	1.17		1.17		0.45	179
10.70	8.5	679,897	1.16		1.16		0.76	171
10.22	13.2	694,121	1.28		1.28		0.78	196
9.05	14.0	689,967	1.42		1.42		0.16	265
7.94	42.8	724,214	1.57		1.57		(0.40)	261

11.81	33.4	32,297	1.92		1.92		(0.34)	179
9.84	7.8	43,032	1.91		1.91		0.02	171
9.48	12.4	53,005	2.03		2.03		0.03	196
8.45	13.1	57,527	2.17		2.17		(0.58)	265
7.47	41.5	56,880	2.32		2.32		(1.14)	261

11.79	33.5	19,753	1.93		1.93		(0.24)	179
9.84	7.7	8,688	1.90		1.90		0.04	171
9.48	12.4	5,133	2.04		2.04		0.03	196
8.45	13.1	3,214	2.17		2.17		(0.58)	265
7.47	41.8	2,647	2.32		2.32		(1.14)	261

57

Financial Performance

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees(e)

HANSBERGER INTERNATIONAL FUND
Class A
12/31/2007	$21.50	$0.18	$3.29		$3.47	$(0.40)	$(2.40)	$(2.80)	$0.00
12/31/2006	19.88	0.16	4.51		4.67	(0.35)	(2.70)	(3.05)	0.00
12/31/2005	17.12	0.11	2.65		2.76	—	—	—	0.00
12/31/2004	15.07	0.02	2.03		2.05	—	—	—	0.00
12/31/2003	10.84	(0.04)	4.27		4.23	—	—	—	—
Class B
12/31/2007	19.51	0.01	2.98		2.99	(0.22)	(2.40)	(2.62)	0.00
12/31/2006	18.27	0.01	4.11		4.12	(0.18)	(2.70)	(2.88)	0.00
12/31/2005	15.85	0.00 (e)	2.42		2.42	—	—	—	0.00
12/31/2004	14.06	(0.09)	1.88		1.79	—	—	—	0.00
12/31/2003	10.19	(0.12)	3.99		3.87	—	—	—	—
Class C
12/31/2007	19.48	0.01	2.97		2.98	(0.25)	(2.40)	(2.65)	0.00
12/31/2006	18.28	0.00 (e)	4.11		4.11	(0.21)	(2.70)	(2.91)	0.00
12/31/2005	15.86	(0.02)	2.44		2.42	—	—	—	0.00
12/31/2004	14.06	(0.09)	1.89		1.80	—	—	—	0.00
12/31/2003	10.19	(0.12)	3.99		3.87	—	—	—	—

HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
12/31/2007	$11.56	$(0.06)	$(0.68	)(g)	$(0.74)	—	$(1.76)	$(1.76)	$0.00
12/31/2006	12.08	(0.02)	1.50		1.48	—	(2.00)	(2.00)	0.00
12/31/2005	13.06	0.00 (e)	0.76		0.76	—	(1.74)	(1.74)	0.00
12/31/2004	11.79	(0.02)	1.29		1.27	—	—	—	0.00
12/31/2003	9.24	(0.03)	2.58		2.55	—	—	—	—
Class B
12/31/2007	10.92	(0.14)	(0.63	)(g)	(0.77)	—	(1.76)	(1.76)	0.00
12/31/2006	11.59	(0.10)	1.43		1.33	—	(2.00)	(2.00)	0.00
12/31/2005	12.69	(0.10)	0.74		0.64	—	(1.74)	(1.74)	0.00
12/31/2004	11.55	(0.11)	1.25		1.14	—	—	—	0.00
12/31/2003	9.12	(0.10)	2.53		2.43	—	—	—	—
Class C
12/31/2007	10.92	(0.14)	(0.63	)(g)	(0.77)	—	(1.76)	(1.76)	0.00
12/31/2006	11.59	(0.10)	1.43		1.33	—	(2.00)	(2.00)	0.00
12/31/2005	12.69	(0.10)	0.74		0.64	—	(1.74)	(1.74)	0.00
12/31/2004	11.55	(0.11)	1.25		1.14	—	—	—	0.00
12/31/2003	9.12	(0.10)	2.53		2.43	—	—	—	—

(a)	A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	The investment adviser agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	Includes a litigation payment of $0.02 per share.

58

			Ratios to average net assets:

Net asset value, end of period	Total return (%)(a)(c)	Net assets, end of period (000’s)	Net expenses (%)(d)	Gross expenses (%)(f)	Net investment income (loss) (%)	Portfolio turnover rate (%)

$22.17	16.4	$128,224	1.45	1.45	0.79	47
21.50	24.1	112,814	1.49	1.49	0.75	49
19.88	16.1	89,663	1.81	1.81	0.62	45
17.12	13.6	73,707	1.91	1.92	0.14	81
15.07	39.0	59,762	2.30	2.32	(0.34)	92

19.88	15.6	29,770	2.20	2.20	0.06	47
19.51	23.2	33,016	2.25	2.25	0.03	49
18.27	15.3	33,388	2.55	2.55	(0.02)	45
15.85	12.7	45,213	2.66	2.67	(0.60)	81
14.06	38.0	60,296	3.05	3.07	(1.09)	92

19.81	15.5	26,414	2.20	2.20	0.04	47
19.48	23.1	23,541	2.25	2.25	0.01	49
18.28	15.3	19,388	2.56	2.56	(0.11)	45
15.86	12.8	17,046	2.66	2.67	(0.63)	81
14.06	38.0	12,557	3.05	3.07	(1.09)	92

$9.06	(6.8)	$40,869	1.49	1.49	(0.51)	51
11.56	12.7	62,603	1.51	1.51	(0.12)	36
12.08	5.7	82,298	1.68	1.68	(0.04)	39
13.06	10.8	108,042	1.70	1.70	(0.15)	26
11.79	27.6	95,957	1.70	1.84	(0.28)	30

8.39	(7.4)	47,194	2.24	2.24	(1.26)	51
10.92	11.9	78,950	2.26	2.26	(0.87)	36
11.59	5.0	97,256	2.43	2.43	(0.80)	39
12.69	9.9	110,275	2.45	2.45	(0.90)	26
11.55	26.6	107,017	2.45	2.59	(1.03)	30

8.39	(7.4)	49,136	2.24	2.24	(1.26)	51
10.92	11.9	87,033	2.27	2.27	(0.88)	36
11.59	5.0	122,745	2.43	2.43	(0.79)	39
12.69	9.9	144,780	2.45	2.45	(0.90)	26
11.55	26.6	124,427	2.45	2.59	(1.03)	30

59

Financial Performance

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Total distributions

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2007	$15.49	$0.05	$(0.48	)(g)	$(0.43)	$(0.09)	$(0.09)
12/31/2006	13.33	0.06	2.13		2.19	(0.03)	(0.03)
12/31/2005	13.37	0.05	(0.08)		(0.03)	(0.01)	(0.01)
12/31/2004	12.25	0.04	1.08		1.12	—	—
12/31/2003	9.42	0.01	2.82		2.83	—	—
Class B
12/31/2007	14.39	(0.06)	(0.45	)(g)	(0.51)	(0.04)	(0.04)
12/31/2006	12.48	(0.04)	1.98		1.94	(0.03)	(0.03)
12/31/2005	12.62	(0.04)	(0.09)		(0.13)	(0.01)	(0.01)
12/31/2004	11.64	(0.05)	1.03		0.98	—	—
12/31/2003	9.02	(0.07)	2.69		2.62	—	—
Class C
12/31/2007	14.37	(0.06)	(0.45	)(g)	(0.51)	(0.04)	(0.04)
12/31/2006	12.46	(0.04)	1.98		1.94	(0.03)	(0.03)
12/31/2005	12.60	(0.04)	(0.09)		(0.13)	(0.01)	(0.01)
12/31/2004	11.63	(0.05)	1.02		0.97	—	—
12/31/2003	9.01	(0.07)	2.69		2.62	—	—

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
12/31/2007	$22.94	$(0.06)	$3.19		$3.13	—	$(0.31)
12/31/2006	20.17	0.04	2.73		2.77	—	—
12/31/2005	18.75	(0.11)	1.53		1.42	—	—
12/31/2004	16.61	(0.12)	2.26		2.14	—	—
12/31/2003	12.43	(0.13)	4.31		4.18	—	—
Class B
12/31/2007	20.33	(0.22)	2.83		2.61	—	(0.31)
12/31/2006	18.01	(0.11)	2.43		2.32	—	—
12/31/2005	16.87	(0.22)	1.36		1.14	—	—
12/31/2004	15.06	(0.23)	2.04		1.81	—	—
12/31/2003	11.35	(0.22)	3.93		3.71	—	—
Class C
12/31/2007	20.36	(0.22)	2.82		2.60	—	(0.31)
12/31/2006	18.03	(0.11)	2.44		2.33	—	—
12/31/2005	16.89	(0.22)	1.36		1.14	—	—
12/31/2004	15.08	(0.23)	2.04		1.81	—	—
12/31/2003	11.37	(0.22)	3.93		3.71	—	—

(a)	A sales charge for Class A shares and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

60

			Ratios to average net assets:

Net asset value, end of period	Total return (%)(a)(d)	Net assets, end of period (000’s)	Net expenses (%)(c)		Gross expenses (%)(f)		Net investment income (loss) (%)	Portfolio turnover rate (%)

$14.97	(2.9)	$172,468	1.28	(h)(i)	1.28	(h)	0.35	30
15.49	16.5	195,714	1.30		1.30		0.44	23
13.33	(0.2)	188,763	1.30		1.46		0.40	39
13.37	9.1	222,434	1.30		1.49		0.30	27
12.25	30.0	215,259	1.45		1.62		0.07	30	(e)

13.84	(3.7)	23,916	2.04	(h)(i)	2.04	(h)	(0.44)	30
14.39	15.6	42,894	2.05		2.07		(0.33)	23
12.48	(1.0)	59,035	2.05		2.21		(0.35)	39
12.62	8.4	79,949	2.05		2.24		(0.46)	27
11.64	29.1	91,085	2.20		2.37		(0.69)	30	(e)

13.82	(3.7)	15,616	2.04	(h)(i)	2.04	(h)	(0.41)	30
14.37	15.6	18,089	2.05		2.06		(0.32)	23
12.46	(1.0)	20,308	2.05		2.21		(0.35)	39
12.60	8.3	26,392	2.05		2.24		(0.42)	27
11.63	29.1	15,553	2.20		2.37		(0.69)	30	(e)

$25.76	13.7	$407,228	1.47		1.47		(0.24)	82
22.94	13.7	393,430	1.46		1.46		0.17	83
20.17	7.6	386,084	1.73		1.73		(0.57)	97
18.75	12.9	392,726	1.87		1.87		(0.71)	104
16.61	33.6	354,755	1.99		1.99		(0.94)	102

22.63	12.8	119,028	2.21		2.21		(1.00)	82
20.33	12.9	147,819	2.22		2.22		(0.60)	83
18.01	6.8	174,745	2.48		2.48		(1.32)	97
16.87	12.0	223,349	2.62		2.62		(1.50)	104
15.06	32.7	272,533	2.74		2.74		(1.69)	102

22.65	12.8	47,239	2.22		2.22		(0.99)	82
20.36	12.9	46,064	2.22		2.22		(0.59)	83
18.03	6.8	48,262	2.48		2.48		(1.32)	97
16.89	12.0	58,883	2.62		2.62		(1.48)	104
15.08	32.6	60,783	2.74		2.74		(1.69)	102

(e)	Portfolio turnover excludes the impact of assets as a result of a merger with another fund.
(f)	Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	Includes a litigation payment of $0.02 a share
(h)	Includes expense recapture of 0.00%, 0.02% and 0.01% for Class A, B and C, respectively.
(i)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

61

Financial Performance

		Income (Loss) from Investment Operations:

	Net asset value, beginning of period	Net investment income (loss)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized capital gains	Total distributions	Redemption fees(c)

VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2007	$20.90	$(0.02)		$1.23	$1.21	—	—	$0.00
12/31/2006	17.69	(0.05)		3.26	3.21	—	—	0.00
12/31/2005	16.07	(0.08)		1.70	1.62	—	—	0.00
12/31/2004	13.94	(0.13)		2.26	2.13	—	—	0.00
12/31/2003	10.05	(0.19)		4.08	3.89	—	—	—
Class B
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	0.00
12/31/2006	16.36	(0.20)		3.03	2.83	—	—	0.00
12/31/2005	14.97	(0.19)		1.58	1.39	—	—	0.00
12/31/2004	13.08	(0.22)		2.11	1.89	—	—	0.00
12/31/2003	9.51	(0.26)		3.83	3.57	—	—	—
Class C
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	0.00
12/31/2006	16.37	(0.19)		3.01	2.82	—	—	0.00
12/31/2005	14.98	(0.19)		1.58	1.39	—	—	0.00
12/31/2004	13.09	(0.22)		2.11	1.89	—	—	0.00
12/31/2003	9.51	(0.26)		3.84	3.58	—	—	—

WESTPEAK 130/30 GROWTH FUND
Class A
12/31/2007	$13.09	$(0.11)		$(0.46)	$(0.57)	—	—	$0.00
12/31/2006	11.81	(0.07)		1.35	1.28	—	—	0.00
12/31/2005	11.43	(0.10)		0.48	0.38	—	—	0.00
12/31/2004	10.87	(0.02	)(g)	0.58	0.56	—	—	0.00
12/31/2003	8.58	(0.08)		2.37	2.29	—	—	—
Class B
12/31/2007	11.20	(0.18)		(0.38)	(0.56)	—	—	0.00
12/31/2006	10.19	(0.14)		1.15	1.01	—	—	0.00
12/31/2005	9.94	(0.16)		0.41	0.25	—	—	0.00
12/31/2004	9.52	(0.09	)(g)	0.51	0.42	—	—	0.00
12/31/2003	7.56	(0.13)		2.09	1.96	—	—	—
Class C
12/31/2007	11.18	(0.18)		(0.38)	(0.56)	—	—	0.00
12/31/2006	10.17	(0.14)		1.15	1.01	—	—	0.00
12/31/2005	9.92	(0.16)		0.41	0.25	—	—	0.00
12/31/2004	9.50	(0.09	)(g)	0.51	0.42	—	—	0.00
12/31/2003	7.56	(0.13)		2.07	1.94	—	—	—

(a)	A sales charge for Class A shares and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	The investment adviser agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund’s expenses, if applicable.

62

			Ratios to average net assets:

Net asset value, end of period	Total return (%)(a)(f)	Net assets, end of period (000’s)	Net expenses (%)(d)		Gross expenses (%)(e)		Net investment income (loss) (%)		Portfolio turnover rate (%)

$22.11	5.8	$103,719	1.49		1.57		(0.11)		78
20.90	18.1	85,285	1.59		1.59		(0.28)		88
17.69	10.1	58,963	1.92		1.92		(0.47)		80
16.07	15.3	45,138	2.01		2.01		(0.89)		172
13.94	38.7	45,442	2.33		2.33		(1.69)		156

20.15	5.1	25,076	2.24		2.31		(0.84)		78
19.19	17.2	32,606	2.37		2.37		(1.10)		88
16.36	9.3	38,732	2.66		2.66		(1.24)		80
14.97	14.5	54,652	2.76		2.76		(1.65)		172
13.08	37.5	55,662	3.08		3.08		(2.44)		156

20.16	5.1	21,765	2.24		2.32		(0.85)		78
19.19	17.2	18,186	2.35		2.35		(1.04)		88
16.37	9.3	13,667	2.67		2.67		(1.23)		80
14.98	14.4	13,549	2.76		2.76		(1.63)		172
13.09	37.6	12,042	3.08		3.08		(2.44)		156

$12.52	(4.4)	$40,370	1.56	(i)	1.69	(h)	(0.84)		143
13.09	10.8	47,332	1.61		1.62		(0.59)		126
11.81	3.3	49,680	1.88		1.88		(0.84)		132
11.43	5.2	57,420	1.89		1.89		(0.18	)(g)	121
10.87	26.7	63,380	1.93		1.93		(0.85)		107

10.64	(5.0)	5,899	2.31	(i)	2.43	(h)	(1.59)		143
11.20	9.9	8,599	2.36		2.38		(1.35)		126
10.19	2.5	9,864	2.63		2.63		(1.59)		132
9.94	4.4	12,916	2.64		2.64		(0.97	)(g)	121
9.52	25.9	16,485	2.68		2.68		(1.60)		107

10.62	(5.0)	573	2.31	(i)	2.43	(h)	(1.59)		143
11.18	9.9	758	2.36		2.38		(1.35)		126
10.17	2.5	936	2.63		2.63		(1.59)		132
9.92	4.4	1,013	2.64		2.64		(0.94	)(g)	121
9.50	25.7	1,174	2.68		2.68		(1.60)		107

(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(g)	Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment loss per share would have been $(0.08), $(0.14) and $(0.14) for Class A, Class B and Class C, respectively, and the ratio of net investment loss to average net assets would have been (0.76)%, (1.52)% and (1.51)% for Class A, Class B and Class C, respectively.
(h)	Gross expenses excluding dividend expenses for securities sold short were 1.58%, 2.33% and 2.33% for Class A, Class B and Class C share, respectively.
(i)	Net expenses excluding dividend expenses for securities sold short were 1.45%, 2.21% and 2.20% for Class A, Class B and Class C share, respectively.

63

Glossary of Terms

American Depositary Receipts (ADRs) — Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions — Payments to a Fund’s shareholders of net profits earned from selling securities in a Fund’s portfolio. Capital gain distributions are usually paid once a year.

Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Rating Service, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment grade.

Debt-to-Total Capital Ratio — Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company’s reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price — The difference between a bond’s current market price and its face or redemption value.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security.

Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

European Depositary Receipts (EDRs) — Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple — The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) — Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income distributions — Payments to a Fund’s shareholders resulting from the net interest or dividend income earned by a Fund’s portfolio.

Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

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Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a: “large”, “medium” or “small” capitalization company for any particular Fund or segment will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A Fund’s assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund’s trustees, that a particular issue of Rule 144A securities is liquid.

Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance.

Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach — The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return — The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing — A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

65

If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports — Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds’ annual or semiannual reports or their SAI, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:

Natixis Distributors, L.P.,

399 Boylston Street, Boston, MA 02116

Telephone: 800-225-5478

The Funds’ annual and semiannual reports and SAIs are available on the Funds’ website at: www.funds.natixis.com

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings — A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Natixis Distributors, L.P. (“Natixis Distributors”), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their

(Investment Company Act File No. 811-04323)

(Investment Company Act File No. 811-00242)

(Investment Company Act File No. 811-07345)

(Investment Company Act File No. 811-09945)

representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P.,

Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

The following information is not part of the prospectus:

Notice of Privacy Policies and Practices

We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds’ behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1) For purposes of this notice the term “we” includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P. and all of their successors.

(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

XS51-0508

Natixis Equity Funds

Prospectus	May 1, 2008

Class Y

AEW Real Estate Fund

AEW Management and Advisors, L.P.

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Gateway Fund

Gateway Investment Advisers, LLC

Hansberger International Fund

Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management, L.P.

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 • 800-225-5478 • www.funds.natixis.com

Goals, Strategies & Risks
AEW Real Estate Fund 2
CGM Advisor Targeted Equity Fund 5
Gateway Fund 8
Hansberger International Fund 12
Harris Associates Large Cap Value Fund 15
Natixis U.S. Diversified Portfolio 17
Vaughan Nelson Small Cap Value Fund 22
Fund Fees & Expenses
Fund Fees & Expenses 25
More About Risk
More About Risk 27
Management Team
Meet the Funds’ Investment Advisers and Subadvisers 29
Meet the Funds’ Portfolio Managers 32
Fund Services
Compensation to Securities Dealers 35
It’s Easy to Open an Account 36
Buying Shares 37
Selling Shares 38
Selling Shares in Writing 39
Exchanging Shares 39
Restrictions on Buying, Selling and Exchanging Shares 39
How Fund Shares Are Priced 42
Dividends and Distributions 43
Tax Consequences 44
Financial Performance
Financial Performance 46
Glossary of Terms
Glossary of Terms 50

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Funds, please refer to the section “More About Risk.” This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

AEW Real Estate Fund

Adviser:	AEW Management and Advisors, L.P. (“AEW”)
Manager:	Matthew A. Troxell
Category:	Mid-Cap Equity

Ticker Symbol:	Class Y
NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments of real estate investment trusts (“REITs”) and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

•	Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.
•	Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
•	Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
•	Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the adviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and

2

Principal Investment Risks - continued

unpredictably, based upon a change in an issuer’s financial condition as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: Because the Fund concentrates its investments in the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-cap companies.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

Ù Highest Quarterly Return: Fourth Quarter 2004, up 16.33% Ú Lowest Quarterly Return: Fourth Quarter 2007, down 14.42%

The Fund’s Class Y shares total return year-to-date as of March 31, 2008 was 3.36%.

3

Evaluating the Fund’s Past Performance - continued

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the MSCI US REIT Index, an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI US REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Since Class Inception (8/31/00)
AEW Real Estate Fund Class Y – Return Before Taxes	-18.87%	18.35%	15.96%
Return After Taxes on Distributions*	-21.07%	16.22%	13.70%
Return After Taxes on Distributions & Sales of Fund Shares*	-9.96%	15.54%	13.15%
MSCI US REIT Index**	-16.82%	17.91%	15.37%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from September 1, 2000.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

4

Goals, Strategies & Risks

CGM Advisor Targeted Equity Fund

Adviser:	Capital Growth Management Limited Partnership (“CGM”)
Manager:	G. Kenneth Heebner
Category:	Large-Cap Equity

Ticker Symbol:	Class Y
NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors, such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

✓	Well-established, with records of above-average growth
✓	Promise of maintaining their leadership positions in their respective industries
✓	Likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

•	It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
•	CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
•	CGM’s ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
•	CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

•	Invest a significant portion of its assets in a single industry sector.
•	Invest in foreign securities.
•	Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.
•	Invest in real estate investment trusts (“REITs”).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the adviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic,

5

Principal Investment Risks - continued

political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Investments in other investment companies risk: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund’s total returns for Class Y shares for each calendar year since its first full year of operations.

Ù Highest Quarterly Return: Fourth Quarter 2001, up 17.87% Ú Lowest Quarterly Return: Third Quarter 2001, down 19.47%

6

Evaluating the Fund’s Past Performance - continued

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Since Class Inception (6/30/99)
CGM Advisor Targeted Equity Fund Class Y – Return Before Taxes	34.75%	22.25%	6.66%
Return After Taxes on Distributions*	31.45%	21.49%	5.20%
Return After Taxes on Distributions & Sales of Fund Shares*	23.64%	19.49%	4.95%
S&P 500 Index**	5.49%	12.83%	2.45%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from July 1, 1999.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

7

Goals, Strategies & Risks

Gateway Fund

Adviser:	Gateway Investment Advisers, LLC “Gateway”
Managers:	J. Patrick Rogers, Paul R. Stewart
Category:	Hedged Equity

Ticker Symbol:	Class Y
GTEYX

Investment Goal

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Selling index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalization. Equity securities purchased by the Fund may include U.S.-exchange-listed common stocks, American Depositary Receipts (ADRs), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts (REITs).

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. Because, as described above, the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s historical volatility has been closer to intermediate-term fixed income investments (those with approximately five-year maturities) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a portfolio consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund’s investment strategies are described in more detail below:

The Fund invests in a diversified stock portfolio, generally consisting of approximately 250 to 400 stocks, designed to support the Fund’s index-option based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. Gateway uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 common stocks traded on the New York Stock Exchange (the “NYSE”), the American Stock Exchange and the NASDAQ Stock Market to construct a portfolio that meets criteria and constraints established by Gateway. Generally, Gateway tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. Gateway monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. Gateway expects the portfolio to generally represent the broad U.S. equity market.

The Fund continuously sells index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index

8

Principal Investment Strategies - continued

determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option compared to the premium received will determine the gain or loss realized by the Fund.

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks sold in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

As a temporary defensive measure, the Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Correlation risk: The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Equity securities risk: The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Foreign securities risk: The Fund may invest in foreign securities traded in U.S. markets, including through ADRs. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio management may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition as well as overall market and economic conditions.

Options risk: The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Selling index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. The Fund covers index options it has sold by owning and holding a portfolio of stocks equal in value to the aggregate contract price of the index option and that substantially replicates the movement of the index underlying the option. From time to time, the Fund may not own any put options, resulting in an increased exposure to a market decline.

REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including

9

Principal Investment Risks - continued

management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown in the bar chart and table below are for the Fund’s predecessor (the “Predecessor Fund”), a series of Gateway Trust, an Ohio business trust whose assets and liabilities the Fund acquired in a reorganization that occurred in February 2008.

The bar chart below shows the total returns for the Predecessor Fund for each of the last ten calendar years. Shareholders of the Predecessor Fund received Class A shares of the Fund, which are offered in a separate prospectus. The Fund’s Class Y shares were not outstanding during the periods shown. Although the Predecessor Fund’s shares and the Fund’s Class Y shares would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, returns for Class Y shares would have been different to the extent their respective expenses differ.

Ù Highest Quarterly Return: Fourth Quarter 2002, up 9.55% Ú Lowest Quarterly Return: Third Quarter 2002, down 8.49%

10

Evaluating the Fund’s Past Performance - continued

The table below shows how average annual total returns for the Predecessor Fund’s shares (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”) and the Lehman Aggregate Bond Index. The S&P 500 Index is a popular indicator of the performance of the large capitalization sectors of the U.S. stock market. The Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You cannot invest directly in an index.

The total returns reflect expenses of the Predecessor Fund’s shares. Total returns for the Predecessor Fund’s shares have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of the shares. The S&P 500 Index and Lehman Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Fund’s Class Y shares were not outstanding during the periods shown. The average annual total returns for Class Y would have been different than the Predecessor Fund’s shares returns shown in the table to the extent their respective expenses differ.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Predecessor Fund
Return Before Taxes	7.94%	8.23%	6.31%
Return After Taxes on Distributions*	7.23%	7.68%	5.74%
Return After Taxes on Distributions & Sales of Fund Shares*	5.15%	6.80%	5.22%
S&P 500 Index**	5.49%	12.83%	5.91%
Lehman Aggregate Bond Index**	6.97%	4.42%	5.97%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The returns are shown for only one class of the Predecessor Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes.

11

Goals, Strategies & Risks

Hansberger International Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Hansberger Global Investors, Inc. (“Hansberger”)

Managers:	Growth Segment: Trevor Graham, Barry A. Lockhart, Patrick H. Tan, Thomas R.H. Tibbles Value Segment: Ronald Holt, Lauretta Reeves
Category:	International Equity

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to invest its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.
•	Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
•	Invest in real estate investment trusts (“REITs”).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Subject to the allocation policy adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally between its two segments, which are managed by the subadviser as described below. Under the allocation policy, Natixis Advisors may also allocate capital away or towards a segment from time to time.

Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund’s investment objective over the long-term, using a disciplined, long-term approach to international investing. The growth segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. This segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

✓	High secular growth
✓	Superior profitability
✓	Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

•	Securities are selected on the basis of fundamental company-by-company analysis.
•	In choosing equity instruments, Hansberger will typically will focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings and cash flow potential.
•	In addition, a company’s valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
•	Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company’s fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential. Hansberger’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

12

Principal Investment Strategies - continued

Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger’s objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in 70 to 80 stocks (for this segment), across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment’s holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when its share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger may take into account the issuer’s structural company and industry specific factors, changes in shareholder orientation (for example, a shift from treating all shareholders fairly to disadvantaging minority shareholders), and the company’s management.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

13

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to March 1, 2004, reflect results achieved by those multiple subadvisers. The Fund’s performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund’s Class A shares, which are not offered in this prospectus. The bar chart shows the Fund’s total returns for Class A shares for each of the last ten calendar years. Class Y shares would have substantially similar returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

Ù Highest Quarterly Return: Fourth Quarter 1999, up 24.05% Ú Lowest Quarterly Return: Third Quarter 2002, down 20.60%

The table below shows how the average annual total returns for Class A shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”), an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada and the Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-U.S. Index”), an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States. The MSCI EAFE Index is the Fund’s primary benchmark. You may not invest directly in an index. The Fund’s total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Hansberger International Fund Class A – Return Before Taxes	9.70%	20.08%	9.09%
Return After Taxes on Distributions*	7.46%	18.94%	7.80%
Return After Taxes on Distributions & Sales of Fund Shares*	8.45%	17.50%	7.44%
MSCI EAFE Index**	11.63%	22.08%	9.04%
MSCI ACWI ex-U.S. Index**	17.12%	24.52%	10.09%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

14

Goals, Strategies & Risks

Harris Associates Large Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Harris Associates L.P. (“Harris Associates”)
Managers:	Edward S. Loeb, Michael J. Mangan and Diane L. Mustain

Category:	Large-Cap Equity
Ticker Symbol:	Class Y
NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives.

The Fund may also:

•	Invest in foreign securities traded in U.S. markets (through American Depositary Receipts (“ADRs”) or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

For additional information, see the section “More About Risk.”

15

Evaluating the Fund’s Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund’s current subadviser assumed that function on July 1, 2002. The performance results shown below, for periods prior to July 1, 2002, reflect results achieved by different subadvisers under different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund’s total returns for Class Y shares for each calendar year since its first full year of operations.

Ù Highest Quarterly Return: Second Quarter 2003, up 20.20% Ú Lowest Quarterly Return: Third Quarter 2001, down 16.94%

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Since Class Inception (11/18/98)
Harris Associates Large Cap Value Fund Class Y – Return Before Taxes	-2.59%	10.29%	2.43%
Return After Taxes on Distributions*	-2.73%	10.25%	1.79%
Return After Taxes on Distributions & Sales of Fund Shares*	-1.50%	8.98%	1.78%
Russell 1000 Value Index**	-0.17%	14.63%	7.16%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529, plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from December 1, 1998.

For information about Fund expenses, see the section “Fund Fees and Expenses”.

16

Goals, Strategies & Risks

Natixis U.S. Diversified Portfolio

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadvisers:	BlackRock Investment Management, LLC (“BlackRock”), Harris Associates L.P. (“Harris Associates”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Category:	All-Cap Equity
Ticker Symbol:	Class Y
NESYX

Investment Goal

The Fund seeks long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

Natixis Advisors believes that this Fund’s multi-manager approach to equity investing — which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund’s four segments — offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Under the allocation policy, Natixis Advisors may also allocate capital away or towards one or more segment from time to time. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund’s assets in accordance with its distinct investment style and strategy.

The Fund invests substantially all of its assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

The Fund may also:

•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
•	Invest in convertible preferred stock and convertible debt securities.
•	Invest in real estate investment trusts (“REITs”).
•	Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
•	Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
•	Invest in options and enter into futures, swap contracts and currency transactions.
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadvisers deem appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

For more detailed information on each subadviser’s investment strategies, please refer to the section “Natixis U.S. Diversified Portfolio — More on Investment Strategies.”

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Allocation risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Derivative instruments risk: Derivative instruments are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund’s exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.

Equity securities risk: The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in

17

Principal Investment Risks - continued

individual securities or in the equity market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Growth stocks may underperform value stocks during any given period. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

For additional information, see the section “More About Risk.”

18

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund’s performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.

Ù Highest Quarterly Return: Fourth Quarter 1999, up 31.02% Ú Lowest Quarterly Return: Third Quarter 2002, down 17.18%

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Standard and Poor’s 500 Index (“S&P 500 Index”) an unmanaged index of U.S. common stocks, the Dow Jones Wilshire 4500 Index, an unmanaged index of 4,500 mid- and small-sized companies; and the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), an unmanaged index of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund’s Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Dow Jones Wilshire 4500 Index and S&P MidCap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Past 5 Years	Past 10 Years
Natixis U.S. Diversified Portfolio Class Y – Return Before Taxes	14.02%	16.52%	8.46%
Return After Taxes on Distributions*	13.83%	16.48%	7.22%
Return After Taxes on Distributions & Sales of Fund Shares*	9.37%	14.59%	6.71%
S&P 500 Index**	5.49%	12.83%	5.91%
Dow Jones Wilshire 4500 Index**	5.78%	18.20%	7.86%
S&P MidCap 400 Index**	7.98%	16.20%	11.19%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

19

Goals, Strategies & Risks

Natixis U.S. Diversified Portfolio – More on Investment Strategies

The Fund’s portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund’s overall goal by employing the strategies and techniques described below.

BlackRock

The segment of the Fund managed by BlackRock, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by BlackRock for the segment typically have the following characteristics:

✓	Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
✓	Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
—	Above-average growth rates in sales
—	Improvements in profit margins
—	Providing proprietary or niche products and services
—	Strong industry growth
—	A lead in market share

The segment may also invest in the securities of foreign companies, either directly or indirectly through depositary receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, BlackRock generally employs the following methods:

•	Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
•	The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
•	Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. BlackRock believes sector selection will be a significant contributor to the segment’s long-term performance. BlackRock will usually sell a position if company fundamentals or management do not perform to expectations.

Harris Associates

The segment of the Fund managed by Harris Associates will invest primarily in the common stocks of large- and mid-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value- oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

✓	Stock selling at less than 60% of its intrinsic value
✓	Favorable intrinsic value growth potential
✓	Owner-oriented management

In making investment decisions, Harris Associates generally employs the following methods:

•	Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates’ standards of quality and value.
•	Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company’s management as well as the company’s market position within its industry.
•	Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific “buy” and “sell” targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles – Mid Cap Growth segment

The Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:

✓	Distinctive products, technologies or services
✓	Attractive valuation relative to both competitors and their own operating history
✓	Strong management team

20

Loomis Sayles – Mid Cap Growth segment - continued

✓	Competitive barriers to entry within the company’s industry

In making investment decisions, Loomis Sayles employs the following methods:

•	Loomis Sayles uses a bottom-up, fundamental research process to build the segment’s portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
•	Loomis Sayles also seeks to understand how companies are affected by larger, industry-wide dynamics. Typically, it will invest a portion of the segment’s assets in companies that it believes are positioned to benefit from disruptive change in their industry or sector.
•	Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
•	Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when more favorable opportunities arise.

Loomis Sayles – Small Cap Value segment

The Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of the Small Cap Value segment’s assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

✓	Attractive valuations
✓	Positive free cash flow
✓	Strong balance sheets
✓	Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment’s assets in companies which it believes are undergoing a “special situation” or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

•	Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
•	Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
•	Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

21

Goals, Strategies & Risks

Vaughan Nelson Small Cap Value Fund

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadviser:	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Managers:	Chris D. Wallis and Scott J. Weber

Category:	Small-Cap Equity
Ticker Symbol:	Class Y
NEJYX

Investment Goal

The Fund seeks capital appreciation. The Fund’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Value Index, a market value-weighted unmanaged index of the 2,000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive economic margin with stable-to-improving returns
•	Companies valued at a discount to their asset value
•	Companies with an attractive dividend yield and minimal basis risk

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:

✓

Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

✓

Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.

✓	Vaughan Nelson uses fundamental analysis to construct a portfolio of 60 to 80 securities consisting of quality companies in the opinion of Vaughan Nelson.
✓

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:

•	Invest in convertible preferred stock and convertible debt securities.
•	Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
•	Invest in foreign securities, including those of emerging markets.
•	Invest in real estate investment trusts (“REITs”).
•	Invest in securities offered in initial public offerings (“IPOs”).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the subadviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal.

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Equity securities risk: The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could

22

Principal Investment Risks - continued

adversely affect the value of the Fund’s portfolio. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Management risk: The risk that a strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Real Estate Investment Trusts (“REITs”) risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies risk: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

For additional information, see the section “More About Risk.”

23

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing the Fund’s performance during the most recent calendar year and by showing how the Fund’s average annual returns for the one-year, and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Ù Highest Quarterly Return: Second Quarter 2007, up 6.14% Ú Lowest Quarterly Return: Fourth Quarter 2007, down 2.16%

The table below shows how the Fund’s average annual total returns (before and after taxes) for the one-year and since inception periods compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund’s total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund’s shares. Class Y total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Since Class Inception (8/31/06)
Vaughan Nelson Small Cap Value Fund Class Y – Return Before Taxes	6.12%	12.25%
Return After Taxes on Distributions*	6.12%	12.25%
Return After Taxes on Distributions & Sales of Fund Shares*	3.98%	10.44%
Russell 2000 Value Index**	-9.78%	-0.50%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns of the index are calculated from September 1, 2006.

For information about Fund expenses, see the section “Fund Fees & Expenses.”

24

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

Class Y
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fees	None*

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	AEW Real Estate Fund[1]		CGM Advisor Targeted Equity Fund		Gateway Fund[2,3,4]		Hansberger International Fund
	Class Y		Class Y		Class Y		Class Y
Management fees	0.80%		0.70%		0.65%		0.80%
Other expenses	0.29%	†	0.20%	†	0.11%	†	0.40%	†
Total annual fund operating expenses	1.09%		0.90%		0.76%		1.20%
Less: Fee reduction and/or expense reimbursement	0.00%		0.00%		0.06%		0.00%
Net Expenses	1.09%		0.90%		0.70%		1.20%
	Harris Associates Large Cap Value Fund[5]		Natixis U.S. Diversified Portfolio		Vaughan Nelson Small Cap Value Fund[6]
	Class Y		Class Y		Class Y
Management fees	0.69%		0.90%		0.90%
Other expenses	0.22%	†	0.22%	†	0.29%	†
Total annual fund operating expenses	0.91%		1.12%		1.19%
Less: Fee reduction and/or expense reimbursement	0.00%		0.00%		0.00%
Net expenses	0.91%		1.12%		1.19%
†	Other expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1	AEW has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.25% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2009, and is reevaluated on an annual basis.
2	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) has contractually agreed to limit its administrative services fees attributable to the Fund for two years following the Acquisition (through February 18, 2010) to an amount not to exceed on an annual basis $300,000 plus the sub-administration expenses attributable to the Fund. This limitations represents 0.04% of the 0.06% shown in the table as the Fee Reduction and/or Expense Reimbursement.
3	“Other expenses” are based on the service provider arrangements that are in place following the Reorganization and include administrative services fees. The Fund does not expect to incur any interest expense in the upcoming fiscal year.
4	Gateway has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 0.70% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010 and may be terminated only with the consent of the Fund’s board of trustees; however, the board of trustees does not intend to terminate this undertaking.
5	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.05% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2009, and is reevaluated on an annual basis.
6	Natixis Advisors has given a binding contractual undertaking to this Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.20% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2009, and is reevaluated on an annual basis.

25

Fund Fees & Expenses (continued)

Annual Fund Operating Expenses - continued

A Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses (except for any Gateway Fund administrative fees waived by Natixis Asset Management Advisors, L.P.) it has borne through the undertakings described above to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. A class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

Example

This example*, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	AEW Real Estate Fund	CGM Advisor Targeted Equity Fund	Gateway Fund	Hansberger International Fund
	Class Y	Class Y	Class Y	Class Y
1 year	$111	$92	$72	$122
3 years	$347	$287	$231	$381
5 years	$601	$498	$410	$660
10 years	$1,329	$1,108	$931	$1,455

	Harris Associates Large Cap Value Fund	Natixis U.S. Diversified Portfolio	Vaughan Nelson Small Cap Value Fund
	Class Y	Class Y	Class Y
1 year	$93	$114	$121
3 years	$290	$356	$378
5 years	$504	$617	$654
10 years	$1,120	$1,363	$1,443
*	The example is based on Net Expenses for a two-year period for the Gateway Fund and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

A “snapshot” of each Fund’s investments may be found in the Funds’ annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (60 days for AEW Real Estate Fund), is available on the Funds’ website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

26

More About Risk

Each Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unwilling or unable to honor a financial obligation. Funds that invest in securities rated below investment -grade quality (i.e., below a rating of Baa by Moody’s, or below BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund’s adviser, are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Harris Associates Large Cap Value Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds.

Extension Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value.

Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except AEW Real Estate Fund) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security, and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. Liquidity issues could also make it difficult to value a Fund’s securities. Liquidity issues may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities, Section 4(2) commercial paper, structured notes and Rule 144A securities.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds, except AEW Real Estate Fund) A Fund may use derivatives, which are financial contracts whose

27

More About Risk (continued)

value depends upon or is derived from the value of an underlying asset, currency, reference rate, or index. These transactions are subject to changes in the underlying security or groups of securities, index or other currency instrument or rate on which such transactions are based. It is important to note that even a small investment in these types of derivative instruments may give rise to leverage risk and can have a significant impact on a Fund’s exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Natixis U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

28

Management Team

Meet the Funds’ Investment Advisers and Subadvisers

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $19.0 billion as of December 31, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers Class Y shares of the Natixis Equity Funds (the “Funds” or each a “Fund”), which, along with the Natixis Income and Tax-Free Income Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”) and Gateway Fund constitute the “Natixis Funds.”

Advisers

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser) CGM Advisor Targeted Equity Fund (for which CGM serves as adviser) and the Gateway Fund (for which Gateway serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial service entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banque Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291 billion in assets under management at December 31, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund and Gateway Fund. It also provides general business management and administration to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund and Gateway Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2007 as a percentage of each Fund’s average daily net assets were 0.90% for the Natixis U.S. Diversified Portfolio, 0.80% for the Hansberger International Fund, 0.69% for the Harris Associates Large Cap Value Fund and 0.90% for the Vaughan Nelson Small Cap Value Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $47.0 billion in assets under management as of December 31, 2007. For the fiscal year ended January 31, 2008, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM’s inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of Natixis US and had over $10.5 billion in assets under management as of December 31, 2007. For the fiscal year ended December 31, 2007, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.

Gateway, located at Rockwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as adviser to the Fund. Gateway is a subsidiary of Natixis US. Gateway had over $7.9 billion in assets under management at December 31, 2007. The aggregate advisory fee paid by the Predecessor Fund during the fiscal year ended December 31, 2007, as a percentage of the Predecessor Fund’s average daily net assets was 0.60%.

Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a segment of a Fund, subject to the general supervision of the Fund’s adviser and the Board of Trustees.

BlackRock, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect, wholly owned subsidiary of BlackRock, Inc. and serves as subadviser to Natixis U.S. Diversified Portfolio. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.357 trillion in investment company and other portfolio assets under management as of December 31, 2007.

29

Management Team

Meet the Funds’ Investment Advisers and Subadvisers (continued)

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $12.0 billion in assets as of December 31, 2007, and specializes in international investing, managing institutional separate portfolios and mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to a segment of the Natixis U.S. Diversified Portfolio and the Harris Associates Large Cap Value Fund. Harris Associates, a subsidiary of Natixis US, managed $65.7 billion in assets as of December 31, 2007, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to segments of the Natixis U.S. Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2007, Vaughan Nelson had $8.2 billion in assets under management.

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and sub-advisory contracts is available in the Funds’ semiannual reports for the six months ended June 30, 2007 for the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio, and Vaughan Nelson Small Cap Value Fund and for the six months ended July 31, 2007 for the AEW Real Estate Fund. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Gateway Fund’s investment advisory contract will be included in the Fund’s initial semiannual report.

Portfolio Trades

In placing portfolio trades, each adviser or subadviser may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund (except the Gateway Fund) may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Statement of Additional Information (“SAI”) for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Fund may pay lending fees to the party arranging the loan.

30

Portfolio Trades - continued

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund (except CGM Advisor Targeted Equity Fund) may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940 (the “1940 Act”). The Fund may also make investments in related investment companies to the extent permitted by SEC regulation.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock, Dreman Value Management, LLC (“Dreman”), Gateway Investment Advisors, LLC, Harris Associates, Hansberger, Vaughan Nelson and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

31

Management Team

Meet the Funds’ Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below.

AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception in December 2000. Mr. Troxell, Managing Director and Portfolio Manager, joined AEW in 1994 . Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 25 years of experience in investment analysis and portfolio management.

BlackRock

Thomas Burke

Thomas Burke has served as Senior Portfolio Manager for the segment of Natixis U.S. Diversified Portfolio that is currently subadvised by BlackRock since April 2006. Mr. Burke is primarily responsible for the day-to-day management of the BlackRock segment of the Natixis U.S. Diversified Portfolio and the selection of its investments. He served as an Associate Portfolio Manager of the segment from July 2001 through March 2006. Mr. Burke has been a Managing Director of BlackRock since 2007. He was a Director with BlackRock from 2006 to 2007. Prior to joining BlackRock, Mr. Burke was a portfolio manager and Director of Merrill Lynch Investment Managers L.P., from 1998 to 2006. Mr. Burke received a B.A. from Pace University. Mr. Burke holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 42-year veteran of the investment industry.

Gateway

J. Patrick Rogers, CFA

Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., the predecessor to the Adviser (the “Predecessor Adviser”), in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and its chief investment officer from 1995 through 2005. He has been the co-portfolio manager for the Fund since December 2006. Mr. Rogers was previously portfolio manager from 1997 to December 2006 and prior to that co-portfolio manager from 1994. Mr. Rogers received a BBA from the University of Notre Dame in 1986 and an MBA from Xavier University in 1994. Mr. Rogers was the president of The Gateway Trust, the predecessor to the current Gateway Trust (the “Predecessor Trust”), from January 1997 and a trustee of the Predecessor Trust from December 1998.

Paul R. Stewart, CFA, CPA

Mr. Stewart joined the Predecessor Adviser in 1995. He served as treasurer of the Predecessor Trust through 1999 and as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of the Predecessor Adviser in January 2006. He served as co-portfolio manager of the Fund since December 2006. Mr. Stewart received a BBA from Ohio University in 1988.

Hansberger

Trevor Graham

Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Vice President — Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO — Value Team joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO — Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 17 years of financial services experience.

32

Barry A. Lockhart

Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Senior Vice President — Research, of Hansberger, joined the firm in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 19 years of financial services experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO — Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Vice President — Research, of Hansberger, joined the firm in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 14 years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO — Growth Team, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 21 years of financial services experience.

Harris Associates

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since October 2000. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed Harris Associates Large Cap Value Fund since July 2002 and Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

Diane L. Mustain

Diane L. Mustain has co-managed Harris Associates Large Cap Value Fund and the Harris Associates segment of the Natixis U.S. Diversified Portfolio since May 2005. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has more than 26 years of investment experience.

Loomis Sayles

Philip C. Fine

Philip C. Fine has managed the Loomis Sayles mid-cap growth segment of Natixis U.S. Diversified Portfolio since March 2001. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles small cap value segment of the Natixis U.S. Diversified Portfolio since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined the firm in 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of Natixis U.S. Diversified Portfolio since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

33

Management Team

Meet the Funds’ Portfolio Managers (continued)

Vaughan Nelson

Chris D. Wallis

Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 16 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 11 years of investment management and financial analysis experience.

Please see the Funds’ SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

34

Fund Services

Compensation to Securities Dealers

The Distributor, the Fund’s adviser and their respective affiliates will, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

35

Fund Services

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Funds may be purchased by the following entities at the following investment minimums.

A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

•	Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:

•	Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
•	Retirement Plans such as 401(a), 401(k), 457 or 403(b) plans.
•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Funds as set forth above.
•	Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties, and they should contact such parties regarding information regarding such fees.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Funds below the stated minimums.

Investors in Class A shares of the Gateway Fund whose account value is $100,000 or more or who otherwise meet eligibility requirements of Class Y and who were shareholders of the Predecessor Fund on the date of the Reorganization may exchange their Class A shares for Class Y shares of the Gateway Fund. Shareholders who hold Class A shares of the Gateway Fund through certain intermediaries may not be eligible to exchange their shares to Class Y shares.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:

•	Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
•	Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
•	Separate Accounts of New England Financial, MetLife or their affiliates.

3.	You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

Certificates will not be issued for any class of shares.

36

Fund Services

Buying Shares

Opening an Account	Adding to an Account
Through Your Investment Dealer
• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
By Mail

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•   Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•   Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).

•   Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)
• Call your investment dealer or Natixis Funds at 800-225-5478 to 1) obtain a current prospectus for the Fund into which you are exchanging, and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478 to request an exchange.
By Wire

•   Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•   Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.

•   Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA # 011000028, and DDA # 99011538.

•   Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH” )
• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•   If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

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Fund Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer
• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
By Mail

•   Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•   The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•   Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•   Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)
• Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478. • Call Natixis Funds to request an exchange.
By Wire

•   Complete the “Bank Information” section on your account application.

•   Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•   Proceeds will generally be wired on the next business day. See the section “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•   Ask your bank or credit union whether it is a member of the ACH system.

•   Complete the “Bank Information” section on your account application.

•   If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   Call Natixis Funds to request an ACH redemption.

•   Proceeds will generally arrive at your bank within three business days. See the section “Selling Restrictions.”

By Telephone

•   Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to certain restrictions. See the section “Selling Restrictions.”

38

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;
•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;
•	a federal savings bank, cooperative, or other type of bank;
•	a savings and loan or other thrift institution;
•	a credit union; or
•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for at least the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive, short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Funds’ Board of Trustees has adopted the following policies to address and discourage such trading.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the

39

Fund Services

Restrictions on Buying, Selling and Exchanging Shares (continued)

accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund, the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:

•   When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•   During an emergency as permitted by the SEC.

•   During any other period permitted by the SEC.

Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

• When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash.

41

Fund Services

How Fund Shares Are Priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund's Board of Trustees, as summarized below:

•	A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value and Public Offering Price” in the SAI for more details.
•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received “in good order.”[1]

•	Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent “in good order.” If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 p.m. Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.
•	A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
[1]	Please see the “Buying Shares” section which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — market price or as provided by a pricing service if market price is unavailable.
•	Debt securities (other than short-term obligations) — based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
•	Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.
•	Options — a Fund generally values exchange traded options at the average of the closing bid and asked quotations. Under normal market conditions, the Fund will generally consider the value of options determined at the close of trading on the Chicago Board Options Exchange (the “CBOE”) (normally 4:15 p.m. Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m. Eastern time). However, if under the Fund’s valuation procedures a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE

42

and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the options will be fair valued by or pursuant to procedures approved by the Board of Trustees. On the last business day of the month, Gateway Fund will fair value index options using the closing rotation values as published by the CBOE.

•	Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
•	All other securities — fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Dividend Payment Schedule
Annually	Quarterly
CGM Advisor Targeted Equity Fund	AEW Real Estate Fund
Hansberger International Fund	Gateway Fund
Harris Associates Large Cap Value Fund
Natixis U.S. Diversified Portfolio
Vaughan Nelson Small Cap Value Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund.
•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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Fund Services

Tax Consequences

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions for the Funds. Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels.

For taxable years beginning on or before December 31, 2010 long-term capital gain rates applicable to individuals have been temporarily reduced. For more information see the SAI under “Income Dividends, Capital Gain Distributions and Tax Status.”

Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed.

Taxation of Certain Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, except in the case of a Fund that invests more than 50% of its assets in foreign securities, such as the Hansberger International Fund, in which case shareholders may be entitled to claim such credit or deduction. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

A Fund’s investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

The Funds’ investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at the rate of 30% (or lower applicable treaty rate). Although effective for taxable years of the Funds beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to certain properly designated distributions of certain interest income and short-term capital gains. The Funds do not intend to make such designations.

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Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of U.S. real property interests will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

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Financial Performance

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With the exception of the Gateway Fund, this information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Fund annual report to shareholders. The financial information shown below for the Gateway Fund is that of the Predecessor Fund, which reorganized into the Gateway Fund during February 2008. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s December 31, 2007 annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees(a)

AEW REAL ESTATE FUND
Class Y
1/31/2008	$25.78	$0.38	(b)	$(6.66)	$(6.28)	$(0.37)	$(2.67)	$(3.04)	—
1/31/2007	20.25	0.27	(b)	7.05	7.32	(0.26)	(1.53)	(1.79)	—
1/31/2006	16.45	0.25	(b)	5.32	5.57	(0.28)	(1.49)	(1.77)	—
1/31/2005	14.83	0.38	(b)	2.28	2.66	(0.40)	(0.64)	(1.04)	—
1/31/2004	10.80	0.40	(b)	4.40	4.80	(0.53)	(0.24)	(0.77)	—

CGM ADVISOR TARGETED EQUITY FUND
Class Y
12/31/2007	$10.93	$0.09	(b)	$3.61	$3.70	$(0.16)	$(1.15)	$(1.31)	$0.00
12/31/2006	10.42	0.11	(b)	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00
12/31/2005	9.23	0.10	(b)	1.14	1.24	(0.05)	—	(0.05)	0.00
12/31/2004	8.07	0.04	(b)	1.12	1.16	—	—	—	0.00
12/31/2003	5.63	0.01	(b)	2.43	2.44	—	—	—	—

GATEWAY FUND
12/31/2007	$27.04	$0.53		$1.61	$2.14	$(0.54)	—	$(0.54)	—
12/31/2006	25.00	0.48		2.04	2.52	(0.48)	—	(0.48)	—
12/31/2005	24.31	0.44		0.70	1.14	(0.45)	—	(0.45)	—
12/31/2004	23.00	0.29		1.31	1.60	(0.29)	—	(0.29)	—
12/31/2003	20.76	0.17		2.24	2.41	(0.17)	—	(0.17)	—

(a)	Amount rounds to less than $0.01 per share if applicable.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	The investment advisor agreed to reimburse a portion of the Fund’s expenses and/or reduce its advisory fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Includes expense recapture of 0.01%.

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			Ratios to average net assets:

Net asset value, end of period	Total return (%)(c)	Net assets, end of period (000’s)	Net expenses (%)		Gross expenses (%)(e)		Net investment income (loss) (%)	Portfolio turnover rate (%)

$16.46	(24.8)	$41,844	1.09	(d)	1.09		1.79	24
25.78	37.8	48,080	1.09	(d)(f)	1.09	(f)	1.21	15
20.25	35.1	19,015	1.25	(d)	1.28		1.35	15
16.45	17.9	9,964	1.25	(d)	1.37		2.38	20
14.83	45.5	7,210	1.25	(d)	1.55		2.98	18

$13.32	34.8	$17,520	0.90		0.90		0.74	179
10.93	9.0	11,714	0.87		0.87		1.05	171
10.42	13.4	11,181	1.07		1.07		0.99	196
9.23	14.4	9,145	1.08		1.08		0.51	265
8.07	43.3	7,773	1.03		1.03		0.16	261

$28.64	7.9	$4,278,699	0.94		0.94		1.91	5
27.04	10.1	3,329,940	0.95		0.95		1.92	9
25.00	4.7	2,707,643	0.95		0.95		1.87	15
24.31	6.9	2,103,935	0.97		0.97		1.42	71
23.00	11.6	1,405,561	0.97		0.97		0.86	5

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Financial Performance

		Income (Loss) from Investment Operations:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Dividends from net realized capital gains	Total distributions	Redemption fees(k)

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class Y
12/31/2007	$16.01	$0.12	$(0.51	)(i)	$(0.39)	$(0.15)	—	$(0.15)	—
12/31/2006	13.72	0.12	2.20		2.32	(0.03)	—	(0.03)	—
12/31/2005	13.74	0.09	(0.10)		(0.01)	(0.01)	—	(0.01)	—
12/31/2004	12.54	0.07	1.13		1.20	—	—	—	—
12/31/2003	9.59	0.06	2.89		2.95	—	—	—	—

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class Y
12/31/2007	$24.45	$0.03	$3.41		$3.44	—	$(0.31)	$(0.31)	—
12/31/2006	21.41	0.14	2.90		3.04	—	—	—	—
12/31/2005	19.82	(0.03)	1.62		1.59	—	—	—	—
12/31/2004	17.46	(0.05)	2.41		2.36	—	—	—	—
12/31/2003	12.98	(0.04)	4.52		4.48	—	—	—	—

VAUGHAN NELSON SMALL CAP VALUE FUND
Class Y
12/31/2007	$20.91	$0.04	$1.25		$1.29	—	—	—	$0.00
12/31/2006(f)	19.02	0.02	1.87		1.89	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	The investment adviser agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	Portfolio turnover excludes the impact of assets as a result of a merger with another fund.
(e)	Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	From commencement of class operations on August 31, 2006 through December 31, 2006.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes expense recapture of 0.04%.
(i)	Includes a litigation payment of $0.02 per share.
(j)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(k)	Amount rounds to less than $0.01 per share, if applicable.

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			Ratios to average net assets:

Net asset value, end of period	Total return (%)(c)	Net assets, end of period (000’s)	Net expenses (%)(b)(g)		Gross expenses (%)(e)(g)		Net investment income (loss) (%)(g)	Portfolio turnover rate (%)

$15.47	(2.6)	$11,840	0.91	(j)	0.91		0.72	30
16.01	17.0	14,057	0.91	(h)	0.91	(h)	0.82	23
13.72	(0.0)	14,226	1.05		1.09		0.65	39
13.74	9.6	18,027	0.99		0.99		0.58	27
12.54	30.8	26,545	1.01		1.01		0.51	30	(d)

$27.58	14.0	$16,649	1.12		1.12		0.10	82
24.45	14.2	21,155	1.03		1.03		0.60	83
21.41	8.0	20,445	1.32		1.32		(0.16)	97
19.82	13.5	25,060	1.33		1.33		(0.27)	104
17.46	34.5	47,485	1.34		1.34		(0.30)	102

$22.20	6.1	$1,241	1.19	(h)	1.19	(h)	0.17	78
20.91	9.9	427	1.35		1.90		0.35	88

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Glossary of Terms

American Depositary Receipts (ADRs) — Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions — Payments to a Fund’s shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Rating Service, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment grade.

Debt-to-Total Capital Ratio — Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company’s reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price — The difference between a bond’s current market price and its face or redemption value.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security.

Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

European Depositary Receipts (EDRs) — Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple — The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) — Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income distributions — Payments to a Fund’s shareholders resulting from the net interest or dividend income earned by a Fund’s portfolio.

Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

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Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium,” or “small capitalization company for any particular Fund or segment will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A Fund’s assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund’s trustees, that a particular issue of Rule 144A securities is liquid.

Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance.

Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach — The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return — The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing — A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility — The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports — Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds’ annual or semiannual reports or their SAI, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:

Natixis Distributors, L.P., 399 Boylston Street, Boston, MA 02116

Telephone: 800-225-5478

The Funds’ annual and semiannual reports and SAIs are available on the Funds’ website at: www.funds.natixis.com

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings — A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Natixis Distributors, L.P. (Natixis Distributors), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about

(Investment Company Act File No. 811-04323)

(Investment Company Act File No. 811-00242)

(Investment Company Act File No. 811-07345)

(Investment Company Act File No. 811-09945)

(Investment Company Act File No. 811-22099)

securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

The following information is not part of the prospectus:

Notice of Privacy Policies and Practices

We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds’ behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1) For purposes of this notice the term “we” includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P. and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of their successors.

(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

YES51-0508

Natixis Diversified Portfolios

Prospectus	May 1, 2008

Natixis Income Diversified Portfolio

AEW Diversified REIT Discipline

Active Dividend Equity Discipline

Loomis Sayles Inflation Protected Securities Discipline

Loomis Sayles Multi-Sector Bond Discipline

Natixis Moderate Diversified Portfolio

Loomis Sayles Core Fixed Income Discipline

Loomis Sayles Large Cap Growth Discipline

Harris Associates Large Cap Value Discipline

Dreman Mid Cap Value Discipline

Active International Discipline

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Portfolios or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 • 800-225-5478 • www.funds.natixis.com

Goals, Strategies & Risks
Natixis Income Diversified Portfolio 2
Natixis Moderate Diversified Portfolio 8
Portfolio Fees & Expenses
Portfolio Fees & Expenses 14
More About Risk
More About Risk 16
Management Team
Meet the Portfolios’ Investment Adviser and Subadvisers 18
Meet the Portfolios’ Portfolio Managers 21
Portfolio Services
Investing in the Portfolios 24
How Sales Charges Are Calculated 25
Compensation to Securities Dealers 27
It’s Easy to Open an Account 28
Buying Shares 30
Selling Shares 31
Selling Shares in Writing 32
Exchanging Shares 32
Restrictions on Buying, Selling and Exchanging Shares 32
How Portfolio Shares Are Priced 35
Dividends and Distributions 36
Tax Consequences 36
Additional Investor Services 38
Financial Performance
Financial Performance 40
Glossary of Terms
Glossary of Terms 42

If you have any questions about any of the terms used in this Prospectus, please refer to the “Glossary of Terms.”

To learn more about the possible risks of investing in the Portfolios, please refer to the section “More About Risk.” This section details the risks of practices in which the Portfolios may engage. Please read this section carefully before you invest.

Portfolio shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

Natixis Income Diversified Portfolio

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadvisers:	AEW Management and Advisors, L.P. (“AEW”) Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Category:	Multi-Discipline

Ticker Symbol:	Class A	Class C
	IIDPX	CIDPX

Investment Goal

The Portfolio seeks current income with a secondary objective of capital appreciation. The Portfolio’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary income producing investment disciplines from specialized money managers through investment in a single mutual fund. The Portfolio’s disciplines focus on income producing fixed -income and equity securities. Each discipline and its adviser or subadviser is listed below. Natixis Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.

Adviser/Subadviser and Investment Discipline	Focus of Discipline	Target Allocation	Minimum Allocation	Maximum Allocation
AEW Diversified REIT	U.S. Equity Real Estate Investment Trusts (“REITs”)	25.00%	20.00%	30.00%
Active Dividend Equity*	Dividend-paying common stocks of U.S. issuers	20.00%	15.00%	25.00%
Loomis Sayles Inflation Protected Securities	Inflation protected securities, with an emphasis on U.S. Treasury Inflation Protected Securities (“TIPS”)	15.00%	10.00%	20.00%
Loomis Sayles Multi-Sector Bond	Investment grade fixed- income securities	40.00%	30.00%	50.00%

* This discipline is managed by Natixis Advisors through its division, Active Investment Advisors (“Active”).

Subject to the allocation policy adopted by the Portfolio’s Board of Trustees, Natixis Advisors generally allocates capital invested in the Portfolio among its four disciplines according to the target allocations noted above. The adviser (with respect to the Active Dividend Equity discipline) and each of the subadvisers manage the portion of the Portfolio’s assets allocated to them in accordance with Active’s or the respective subadviser’s distinct investment style and strategy. Natixis Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline’s percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, Natixis Advisors will reallocate capital away from or towards one or more disciplines in order to bring the discipline back within its target allocation range. Subject to approval by the Portfolio’s Board of Trustees, Natixis Advisors may revise the Portfolio’s target allocations from time to time. In addition, target allocations will vary and may not always be met.

The Portfolio may:

•	Invest in equity securities, including common stocks and preferred stocks.
•	Invest more than 25% of its assets in REITs and companies in the real-estate industry.
•	Invest in securities offered in initial public offerings (“IPOs”) and Rule 144A securities.
•	Invest in convertible preferred stock and convertible debt securities.
•	Engage in options and enter into futures transactions, swap contracts and currency hedging transactions.
•	Invest in fixed-income securities of any maturity, including lower-rated fixed-income securities (commonly known as “junk bonds”).
•	Invest in mortgage-related securities (including mortgage dollar rolls).
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio’s return.

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Principal Investment Strategies - continued

As a temporary defensive measure, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the adviser or subadviser deems appropriate. The Portfolio may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. For more detailed information on the adviser’s or any subadviser’s investment strategies, please refer to the section “Natixis Income Diversified Portfolio — More on Investment Disciplines.”

Principal Investment Risks

The principal risks of investing in the Portfolio are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Portfolio from achieving its investment goals. You may lose money by investing in the Portfolio.

Allocation risk: The Portfolio’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.

Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio’s exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Portfolio’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

Mortgage-related securities risk: The risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Portfolio may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Portfolio may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Portfolio’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Real Estate Securities/REITs risk: Because the Portfolio may concentrate its investments in the real estate industry, the Portfolio’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash

3

Principal Investment Risks - continued

flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REIT’s managers. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Small-cap companies risk: These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

For additional information see the section “More About Risk.”

Evaluating the Portfolio's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows the Portfolio’s total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Portfolio’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Third Quarter 2006, up 5.43% Ú Lowest Quarterly Return: Fourth Quarter 2007, down 3.56%

4

Evaluating the Portfolio's Past Performance - continued

The table below shows how the Portfolio’s average annual total returns for the Class A and Class C shares (before and after taxes for Class A) for the one-year and since inception periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to an unmanaged blended index comprised of the following weights: 40% Lehman Aggregate Bond Index, 25% Morgan Stanley Capital International U.S. REIT Index, 20% Dow Jones Select Dividend Index and 15% Lehman U.S. TIPS Index (“Blended Index”). The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed -income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. You may not invest directly in an index. The Portfolio’s total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Portfolio’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Portfolio shares. The Lehman Aggregate Bond Index and the Blended Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Since Inception (11/17/05)
Natixis Income Diversified Portfolio Class A – Return Before Taxes	-7.21%	3.36%
Return After Taxes on Distributions*	-8.68%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares*	-4.37%	2.21%
Class C – Return Before Taxes	-4.44%	4.84%
Lehman Aggregate Bond Index**	6.97%	5.89%
Blended Index**†	-0.84%	6.35%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Portfolio. After-tax returns for the other class of the Portfolio will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from December 1, 2005.

† The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the Portfolio’s investment portfolio, and the relative weightings of the asset classes in the Portfolio will generally differ to some extent from the weightings in the Blended Index.

For information about Portfolio expenses, see the section “Portfolio Fees & Expenses.”

5

Goals, Strategies & Risks

Natixis Income Diversified Portfolio — More on Investment Disciplines

The Portfolio is divided into four different disciplines, each comprising a different asset class and managed by the adviser, through its division Active Investment Advisors, or one of the Portfolio’s two subadvisers. Using this multi-discipline strategy, the Portfolio provides shareholders with exposure to income-producing fixed income and equity securities. The adviser and the subadvisers pursue the Portfolio’s overall goal by employing the strategies and techniques described below.

AEW Diversified REIT Discipline

This portion of the Portfolio normally invests at least 80% of its net assets in investments of REITs and/or real estate related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. This portion of the Portfolio primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for this portion of the Portfolio, AEW draws upon the combined expertise of its securities, real estate and research professionals.

When selecting investments for this portion of the Portfolio, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

•	Valuation: AEW has developed a proprietary model to assess the relative value of each stock in this portion of the Portfolio’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will consider selling a security once it believes that there is greater relative value in other securities in this portion of the Portfolio’s investment universe.
•	Price: AEW examines the historic pricing of each company in this portion of the Portfolio’s universe of potential investments in order to identify stocks that it believes are out of favor. Those stocks that have underperformed in price, either in absolute terms or relative to this portion of the Portfolio’s universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
•	Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
•	Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the future. These catalysts can be macro-economic, market driven or company-specific in nature.

Active Dividend Equity Discipline

This portion of the Portfolio is managed by the Active Investment Advisors division of Natixis Advisors, and attempts to fully replicate the Dow Jones Select Dividend Index (the “Index”). Active will generally seek to provide a return similar to the Index by investing in all of the stocks in the Index at close to their Index weights. The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of one hundred of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities. The securities included in the Index have a positive historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares.

In deciding which securities to buy, Active will generally include only those stocks which are constituents of the Index. As the underlying Index makes changes to its constituents or the weighting of those constituents, Active will generally make similar adjustments to this portion of the Portfolio, ensuring that the Portfolio minimizes active risk relative to the performance of the Index. Securities removed from the Index thus will generally be sold from this portion of the Portfolio as well.

6

Loomis Sayles Inflation Protected Securities Discipline

This portion of the Portfolio, one of two portions managed by Loomis Sayles, normally invests at least 80% of its net assets in inflation protected securities, with an emphasis on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or TIPs). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government.

This portion of the Portfolio may invest in other securities, including but not limited to: inflation protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers; nominal treasury securities, corporate bonds, asset-backed securities, and mortgage-related securities (including mortgage dollar rolls). This portion of the Portfolio may invest in fixed-income securities of any maturity. It also may engage in futures transactions.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles’ expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return on those investments.

Loomis Sayles Multi-Sector Bond Discipline

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, invests primarily in investment grade fixed -income securities, although it may invest up to 35% of its assets in lower rated fixed -income securities (commonly known as “junk bonds”) and up to 20% of its assets in preferred stocks. This portion of the Portfolio may invest in fixed -income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.

Three themes typically drive this portion of the Portfolio’s investment approach. First, Loomis Sayles generally seeks fixed -income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that this portion of the Portfolio may generate positive returns by having a portion of its assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for this portion of the Portfolio. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed income securities in an effort to find securities that it believes may produce attractive returns for this portion of the Portfolio in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

This portion of the Portfolio may invest in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. This portion of the Portfolio may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed -income securities in which this portion of the Portfolio may invest include corporate securities, U.S. Government securities, commercial paper, zero -coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements, and convertible securities. The portion of the Portfolio may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

7

Goals, Strategies & Risks

Natixis Moderate Diversified Portfolio

Adviser:	Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)
Subadvisers:	Loomis, Sayles & Company, L.P. (“Loomis Sayles”) Harris Associates L.P. (“Harris Associates”) Dreman Value Management, L.L.C. (“Dreman”)

Category:	Multi-Discipline

Ticker Symbol:	Class A	Class C
	AMDPX	CMDPX

Investment Goal

The Portfolio seeks long-term capital appreciation, with income as a secondary objective. The Portfolio’s investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money managers (“subadvisers”) through investment in a single mutual fund. The Portfolio combines both equity and fixed -income disciplines. The Portfolio’s equity disciplines feature U.S. growth and value as well as international investments. The Portfolio’s fixed income discipline focuses on U.S. investment grade fixed -income securities. The disciplines and their subadvisers are listed below. Natixis Advisors believes that, by investing across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.

Subadviser and Investment Discipline	Focus of Discipline	Target Allocation	Minimum Allocation	Maximum Allocation
Loomis Sayles Core Fixed Income	U.S. investment grade fixed-income securities	35.00%	25.00%	45.00%
Loomis Sayles Large Cap Growth	Equity securities of U.S. large capitalization companies	22.50%	15.00%	30.00%
Harris Associates Large Cap Value	Equity securities of large capitalization companies	22.50%	15.00%	30.00%
Dreman Mid Cap Value	Equity securities with mid-sized market capitalizations	10.00%	7.00%	13.00%
Active International*	Securities in international markets	10.00%	7.00%	13.00%

* This discipline is managed by Natixis Advisors through its division, Active Investment Advisors (“Active”).

Subject to the allocation policy adopted by the Portfolio’s Board of Trustees, Natixis Advisors generally allocate capital invested in the Portfolio among its five disciplines according to the target allocations noted above. The adviser (with respect to the Active International discipline) and each of the subadvisers manage the portion of the Portfolio’s assets allocated to it in accordance with Active’s or the respective subadviser’s distinct investment style and strategy. Natixis Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline’s percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, Natixis Advisors will reallocate capital away or towards one or more disciplines in order to bring such discipline back within its target allocation range. Subject to approval by the Portfolio’s Board of Trustees, Natixis Advisors may revise the Portfolio’s target allocations from time to time. In addition, target allocations will vary and may not always be met.

The	Portfolio may also:
•	Invest in equity securities.
•	Invest in securities offered in POs and Rule 144A securities.
•	Invest in convertible preferred stock and convertible debt securities.
•	Invest in foreign securities traded in U.S. markets (through American Depositary Receipts (“ADRs”) or foreign stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
•	Invest in emerging markets.
•	Invest in REITs.
•	Invest in mortgage-related securities (including mortgage dollar rolls).
•	Invest in mortgage-backed and asset-backed securities.

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Principal Investment Strategies - continued

•	Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
•	Invest in options and enter into futures, swap contracts and currency hedging transactions.
•	Hold securities of foreign issuers traded over the counter or on foreign exchanges and related currency hedging transactions.
•	Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio’s return.

As a temporary defensive measure, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the adviser or subadviser deems appropriate. The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

For more detailed information on the adviser’s or any subadviser’s investment strategies, please refer to the section entitled “Natixis Moderate Diversified Portfolio — More on Investment Strategies.”

Principal Investment Risks

The principal risks of investing in the Portfolio are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Portfolio from achieving its investment goals. You may lose money by investing in the Portfolio.

Allocation risk: The Portfolio’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.

Derivative securities risk: Derivative Securities are subject to changes in the underlying securities or indices on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio’s exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.

Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities.

Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Portfolio’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

Real Estate Securities/REITs risk: Because the Portfolio may concentrate its investments in the real estate industry, the Portfolio’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash

9

Principal Investment Risks - continued

flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REIT’s managers. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

For additional information see the section “More About Risk.”

Evaluating the Portfolio's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows the Portfolio’s total returns for Class A shares for each calendar year since its first full year of operations. The returns for Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge or redemption fee that you may be required to pay when you buy or redeem the Portfolio’s shares. A sales charge will reduce your return.

Ù Highest Quarterly Return: Fourth Quarter 2004, up 7.32% Ú Lowest Quarterly Return: Second Quarter 2006, down 3.23%

10

Evaluating the Portfolio's Past Performance - continued

The table below shows how the Portfolio’s average annual total returns for Class A and Class C shares (before and after taxes for Class A) for the one-year and since inception periods compare to those of the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of U.S. common stocks. They are also compared to the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. You may not invest directly in an index. The Portfolio’s total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Portfolio’s shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Portfolio shares. The S&P 500 Index and Lehman Aggregate Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

Average Annual Total Returns (for the periods ended December 31, 2007)	Past 1 Year	Since Inception (7/15/04)
Natixis Moderate Diversified Portfolio Class A – Return Before Taxes	2.29%	6.17%
Return After Taxes on Distributions*	-0.31%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares*	2.87%	4.81%
Class C – Return Before Taxes	6.87%	7.22%
S&P 500 Index**	5.49%	10.83%
Lehman Aggregate Bond Index**	6.97%	4.94%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Portfolio. After-tax returns for the other class of the Portfolio will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each index do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from August 1, 2004.

For information about Portfolio expenses, see the section “Portfolio Fees & Expenses.”

11

Goals, Strategies & Risks

Natixis Moderate Diversified Portfolio — More on Investment Disciplines

The Portfolio is divided into five different disciplines, each comprising a different asset class and managed by one of the Portfolio’s four subadvisers. Using these multiple subadvisers, the Portfolio provides shareholders with exposure to fixed income, equity and international securities. The subadvisers pursue the Portfolio’s overall goal by employing the strategies and techniques described below.

Loomis Sayles Core Fixed Income Discipline

This portion of the Portfolio, one of two portions managed by Loomis Sayles, invests primarily in U.S. investment grade fixed -income securities (including government, corporate, mortgage- and asset-backed securities). Applying proprietary research, the core fixed-income team seeks to deliver superior total returns with lower volatility by emphasizing:

✓	corporate sector issues
✓	high average quality from companies with improving credit profiles
✓	durations within the range of the Lehman Aggregate Bond Index
✓	typically higher yield-to-maturity versus the benchmark

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:

•	Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
•	Loomis Sayles looks for securities that it believes are undervalued and that offer the possibility of attractive income and strong capital appreciation. The durations of the securities in which Loomis Sayles will invest will generally be within the range of the companies included in the Lehman Aggregate Bond Index.
•	Analysts and portfolio managers continuously evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

Loomis Sayles Large Cap Growth Discipline

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and other equity-like interest. Loomis Sayles focuses on stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation, though it may invest in companies of any size. Loomis Sayles seeks to generate returns that are consistent with and superior to those of the Russell 1000 Growth Index. Investments are made in leading U.S. large-cap growth companies that offer market leading products, technologies or services that Loomis believes are capable of producing attractive long-term earnings growth and stock price appreciation. Combining proprietary in-house research with independent analysis, the large-cap growth team focuses on those companies it believes offer:

✓	earnings growth and revenue growth potential
✓	management focused on enhancing shareholder value
✓	proprietary products in high-growth markets
✓	the ability to build a sustainable competitive advantage

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:

•	Loomis Sayles uses a bottom-up, fundamental research process. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
•	Loomis Sayles looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalizations of these companies will generally be within the range of the companies included in the Russell 1000 Growth Index.
•	Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.
•	Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is a significant change in management or when other more favorable opportunities arise.

12

Harris Associates Large Cap Value Discipline

This portion of the Portfolio invests primarily in the common stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. Harris Associates focuses on large- and mid-capitalization companies that it believes are trading at a substantial discount to the company’s “true business value.” Harris Associates’ value-oriented investment philosophy is based upon its belief that over time a stock’s discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

✓	Stock selling at less than 60% of its intrinsic value
✓	Favorable intrinsic value growth potential
✓	Owner-oriented management

In making investment decisions, Harris Associates generally employs the following methods:

•	Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates’ standards of quality and value.
•	Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company’s management as well as the company’s market position within its industry.
•	Investments are continuously monitored by both analysts and portfolio managers. Analysts set specific “buy” and “sell” targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Dreman Mid Cap Value Discipline

Under normal circumstances, Dreman will invest at least 80% of the discipline’s net assets in common stocks of mid-cap companies that it believes are undervalued, but have favorable prospects for appreciation. Dreman defines mid-cap companies as companies that have a market capitalization similar to that of companies included in the Russell Mid Cap Value Index which as of December 31, 2007 ranged from approximately $1 billion to approximately $21 billion.

The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The managers then compare the company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that they believe are financially sound and have strong potential for long-term capital appreciation and dividend growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, but generally seek to maintain exposure to a number of different industries and companies represented.

Active International Discipline

Active will manage the segment of the Fund by investing securities contained within the Standard & Poor’s ADR Index (the “S&P ADR Index”). The S&P ADR Index consists of those international companies within the Standard & Poor’s Global 1200 Index that offer ADRs, global shares, or U.S.-listed shares of Canadian securities. Active expects to hold approximately 75 securities that make up the S&P ADR Index.

In selecting securities for the segment, Active will use a sampling method that analyzes the sectors within the S&P ADR Index and the respective securities within a particular sector. Active will seek to maintain sector neutral weightings when selecting securities for the segment. Within a given sector, securities will be added to the segment based upon their market capitalization, with the highest market capitalization securities selected for the segment.

13

Portfolio Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio.

Shareholder Fees

(fees paid directly from your investment)

	Natixis Income Diversified Portfolio		Natixis Moderate Diversified Portfolio
	Class A	Class C	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)	4.50%	None	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)(2)	(3)	1.00%	(3)	1.00%
Redemption fees	None*	None*	None*	None*
(1)	A reduced sales charge on Class A shares applies in some cases. See the section “How Sales Charges Are Calculated” within the section “Portfolio Services.”
(2)	Does not apply to reinvested distributions.
(3)	A 1.00% contingent deferred sales charge (“CDSC”) applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section “How Sales Charges Are Calculated” within the section “Portfolio Services.”

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

	Natixis Income Diversified Portfolio[1]			Natixis Moderate Diversified Portfolio[2]
	Class A	Class C		Class A		Class C
Management fees	0.55%	0.55%		0.70%	***	0.70%	***
Distribution and/or service (12b-1) fees	0.25%	1.00%	*	0.25%		1.00%	*
Other expenses	0.30%	0.30%		0.39%	**	0.38%	**
Total annual portfolio operating expenses	1.10%	1.85%		1.34%		2.08%
Fee waiver and/or expense reimbursement	0.00%	0.00%		0.00%		0.00%
Net Expenses	1.10%	1.85%		1.34%		2.08%
*	Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”).
**	Other Expenses include expenses indirectly borne by the Portfolio through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Portfolio’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Portfolio’s financial highlights table because the financial highlights table reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
***	Management fees have been restated to reflect the current advisory fee of the Natixis Moderate Diversified Portfolio.
1	Natixis Advisors has given a binding contractual undertaking to the Natixis Income Diversified Portfolio to limit the amount of the Portfolio’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses to 1.25% and 2.00%, of the Portfolio’s average daily net assets for Classes A and C shares, respectively. This undertaking is in effect through April 30, 2009 and will be reevaluated on an annual basis.
2	Natixis Advisors has given a binding contractual undertaking to the Natixis Moderate Diversified Portfolio to limit the amount of the Portfolio’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses to 1.45% and 2.20%, of the Portfolio’s average daily net assets for Classes A and C shares, respectively. This undertaking is in effect through April 30, 2009 and will be reevaluated on an annual basis.

Natixis Advisors will be permitted to recover, on a class by class basis, management fees reduced and/or expenses reimbursed it has borne through the undertakings described above to the extent that a class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. Natixis Advisors is not entitled to recover any such reduced fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was incurred.

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Portfolio Fees & Expenses (continued)

Example

This example*, which is based upon the expenses shown in the “Annual Portfolio Operating Expenses” table, is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Portfolio’s operating expenses remain the same; and
•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Natixis Income Diversified Portfolio			Natixis Moderate Diversified Portfolio
	Class A	Class C		Class A	Class C
		(1)	(2)		(1)	(2)
1 year	$557	$288	$188	$704	$311	$211
3 years	$784	$582	$582	$975	$652	$652
5 years	$1,029	$1,001	$1,001	$1,267	$1,119	$1,119
10 years	$1,730	$2,169	$2,169	$2,095	$2,410	$2,410
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.
*	The examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Examples are based on the Total Annual Portfolio Operating Expenses for all periods.

A “snapshot” of each Portfolio’s investments may be found in the Portfolios’ annual and semiannual reports. In addition, a list of each Portfolio’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Portfolio’s website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until each Portfolio files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.

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More About Risk

Each Portfolio has principal investment strategies that come with inherent risks. The principal risks of investing in a Portfolio are described in the Portfolio summary under “Principal Investment Risks.” The following is a list of non-principal risks to which each Portfolio may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unwilling or unable to honor a financial obligation. Portfolios that invest in securities rated below investment -grade quality (i.e., below a rating of Baa by Moody’s or below BBB by S&P 500 or Fitch), or that are unrated but judged to be of comparable quality by the Portfolio’s subadvisers, are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Extension Risk The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Portfolio’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Portfolio that invest in foreign securities could lose its entire investment. When a Portfolio invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. A Portfolio’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on those securities would be decreased. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolios.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in IPOs involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security, currency index or other investment) is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, or, if a Portfolio hedges imperfectly, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. Liquidity issues could also make it difficult to value a Portfolio’s securities. Liquidity issues may result in a loss or may otherwise be costly to a Portfolio. These types of risks may also apply to derivatives, restricted securities, Section 4(2) Commercial Paper, structured notes and Rule 144A securities.

Management Risk The risk that a strategy used by a Portfolio’s portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks A Portfolio may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, currency, reference rate, or index. These transactions are subject to changes in the underlying security or groups of securities, index or other currency instrument or rate on which such transactions are based. It is important to note that even a small investment in these types of derivative instruments may give rise to

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leverage risk and can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real REITs.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk The risk that a Portfolio has valued certain securities at a higher price than the price at which they can be sold.

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Management Team

Meet the Portfolios’ Investment Adviser and Subadvisers

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $19.0 billion as of December 31, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers the Natixis Diversified Portfolios (the “Portfolios”), which, along with the Natixis Equity Funds, Natixis Income and Tax Free Income Funds, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Loomis Sayles Strategic Income Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”) and Gateway Fund constitute the “Natixis Funds.”

Adviser

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to the Portfolios. Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291 billion in assets under management at December 31, 2007. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to the Portfolios. It also provides general business management and administration to the Portfolios. Except with respect to the Active Dividend Equity Discipline of the Natixis Income Diversified Portfolio and the Active International Discipline of the Natixis Moderate Diversified Portfolio, Natixis Advisors does not determine what investments will be purchased or sold by the Portfolios. The subadvisers listed below make the investment decisions for their respective discipline or disciplines of the Portfolios. Natixis Advisors is responsible for overseeing the subadvisers and recommending their hiring, termination and replacement.

Natixis Advisors, through its division Active Investment Advisors, is responsible for the investment management decisions of the Active Dividend Equity Discipline of the Natixis Income Diversified Portfolio and the Active International Discipline of Natixis Moderate Diversified Portfolio.

The combined advisory and subadvisory fees paid by the Portfolios during the fiscal year ended December 31, 2007 as a percentage of each Portfolio’s average daily net assets were 0.55% for Natixis Income Diversified Portfolio and 0.73% for Natixis Moderate Diversified Portfolio.

A discussion of the factors considered by the Portfolios’ Board of Trustees in approving the Portfolios’ investment advisory contracts is available in the Portfolios’ semiannual reports for the period ended June 30, 2007.

Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of certain disciplines of each Portfolio, subject to general supervision of the Portfolios’ adviser and the Board of Trustees.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the subadviser to the AEW Diversified REIT Discipline of Natixis Income Diversified Portfolio. AEW is a subsidiary of Natixis US. Together with other AEW adviser affiliates, AEW had $47 billion in assets under management as of December 31, 2007.

Dreman, located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the subadviser to the Dreman Mid Cap Value Discipline of Natixis Moderate Diversified Portfolio. Dreman was founded in 1997, with predecessor firms dating back to 1977, and is controlled by David Dreman. As of December 31, 2007, Dreman managed over $18.8 billion in assets, which were primarily composed of institutional accounts and investment companies, and wrap program assets.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as the subadviser to the Harris Associates Large Cap Value Discipline of Natixis Moderate Diversified Portfolio. Harris Associates, a subsidiary of Natixis US, managed $65.7 billion in assets as of December 31, 2007, and, together with its predecessor, has managed

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investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the subadviser to the Loomis Sayles Core Fixed Income Discipline of Natixis Moderate Diversified Portfolio, the Loomis Sayles Inflation Protected Securities Discipline and the Loomis Sayles Multi-Sector Bond Discipline of Natixis Income Diversified Portfolio, and the Loomis Sayles Large Cap Growth Discipline of Natixis Moderate Diversified Portfolio. Loomis Sayles is a subsidiary of Natixis US. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $129.9 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The Natixis Funds have received an exemptive order from the SEC that permits Natixis Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Each Portfolio’s initial shareholder has approved reliance by the Portfolio on the exemptive order. Shareholders will be notified of any subadviser changes within 90 days of such change.

Portfolio Trades

In placing portfolio trades, each adviser or subadviser may use brokerage firms that market the Portfolios’ shares or are affiliated with Natixis US, Natixis Advisors or any adviser or subadviser. In placing trades, each adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Portfolio may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Statement of Additional Information (“SAI”) for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although each Portfolio remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. A Portfolio may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Portfolio may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates (“Central Funds”). The Central Funds currently include the Money Market Fund, Institutional Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Portfolios and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940 (the “1940 Act”).

Pursuant to such exemptive relief, the Portfolios may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Portfolios and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW, BlackRock Investment Management, LLC (“BlackRock”), Dreman Value Management, LLC (“Dreman”),

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Management Team

Meet the Portfolios’ Investment Adviser and Subadvisers (continued)

Gateway Investment Advisors, L.P., Hansberger Global Investors, L.P., Harris Associates, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Portfolios, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Portfolio would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Portfolio. Should a Portfolio participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Portfolios may engage in the transactions described above without further notice to shareholders.

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Management Team

Meet the Portfolios’ Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each Fund’s portfolio since the date stated below.

Active Dividend Equity Discipline and

Active International Discipline

Kevin H. Maeda

Kevin H. Maeda has co-managed the Active Dividend Equity portion of the Natixis Income Diversified Portfolio since its inception and the Active International Discipline of the Natixis Moderate Diversified Portfolio since August 2007. Mr. Maeda, Chief Investment Officer for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2003. He earned his M.B.A. from the University of California — Los Angeles from 1999 to 2001. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California — Berkeley. He has over 13 years of investment experience.

Serena V. Ng

Serena V. Ng has co-managed the Active Dividend Equity portion of the Natixis Income Diversified Portfolio since its inception and the Active International Discipline of the Natixis Moderate Diversified Portfolio since August 2007. Ms. Ng, Associate Portfolio Manager for the Active Investment Advisors division of Natixis Advisors, joined Active Investment Advisors in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005 and Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004. Ms. Ng received a B.S. from the University of California — Los Angeles. She holds the designation of Chartered Financial Analyst and has over 8 years of investment experience.

AEW Diversified REIT Discipline

Matthew A. Troxell

Matthew A. Troxell has managed this portion of the Natixis Income Diversified Portfolio since its inception. Mr. Troxell, Managing Director and Portfolio Manager, joined AEW in 1994. Mr. Troxell received a B.A. from Tufts University. He is a member of the National Association of Real Estate Investment Trusts, holds the designation of Chartered Financial Analyst and has over 25 years of experience in investment analysis and portfolio management.

Dreman Mid Cap Value Discipline

David Dreman

David Dreman has co-managed this portion of the Natixis Moderate Diversified Portfolio since April 2006. Mr. Dreman, Chairman of Dreman, began his investment career in 1957 and founded Dreman in 1997. Prior to that he served as President and Chairman of Dreman Value Advisors, Inc. from 1995 to 1997, and President, Chairman and founder of Dreman Value Management, Inc. from 1977 until 1995. Mr. Dreman was awarded a Doctor of Laws degree from the University of Manitoba in 1999. He has over 51 years of investment experience.

Mark J. Roach

Mark J. Roach has co-managed this portion of the Natixis Moderate Diversified Portfolio since November 2006. Mr. Roach, Managing Director and Portfolio Manager joined Dreman in November 2006. Previously, he served as Portfolio Manager at Vaughan Nelson Investment Management from 2002 through 2006. Mr. Roach received a B.A. from Baldwin Wallace College and an MBA. from the University of Chicago. He has over 16 years of investment experience.

F. James Hutchinson

F. James Hutchinson has co-managed this portion of the Natixis Moderate Diversified Portfolio since October 2006. Mr. Hutchinson, Executive Vice President and Managing Director, joined Dreman in October 2000. Mr. Hutchinson received a B.A. in Economics from Moravian College and has done graduate work at Pace University. Mr. Hutchinson has over 31 years of corporate finance, trust and investment experience.

Harris Associates Large Cap Value

Discipline

Edward S. Loeb

Edward S. Loeb has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Loeb, a Partner of Harris Associates, joined the firm in 1989. He received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. He received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

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Management Team

Meet the Portfolios’ Portfolio Managers (continued)

Diane L. Mustain

Diane L. Mustain has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Loomis Sayles Core Fixed Income

Discipline

John Hyll

John Hyll has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 24 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Mr. Rowe received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Kay Vang

Kay Vang has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Ms. Vang, Vice President of Loomis Sayles, began her investment career in 1998 and joined Loomis Sayles in 1997. Ms. Vang received a B.S. from Marquette University and has over 10 years of investment experience.

Kurt Wagner

Kurt Wagner has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Wagner, Vice President of Loomis Sayles, began his investment career in 1978 and joined Loomis Sayles in 1994. Mr. Wagner received a B.A. from Haverford College and an M.B.A. from the University of Chicago and has over 28 years of investment experience.

Loomis Sayles Inflation Protected

Securities Discipline

John Hyll

John Hyll has co-managed this portion of the Natixis Income Diversified Portfolio since the Portfolio’s inception. Mr. Hyll, Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 24 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has co-managed this portion of the Natixis Income Diversified Portfolio since the Portfolio’s inception. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Loomis Sayles Large Cap Growth

Discipline

Mark B. Baribeau

Mark B. Baribeau has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. Mr. Baribeau received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Ms. Czekanski, Vice President of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed this portion of the Natixis Moderate Diversified Portfolio since the Portfolio’s inception. Mr. Skaggs, Vice President of Loomis Sayles, began his investment career in 1985 and joined

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Loomis Sayles in 1994. Mr. Skaggs received a B.S. and a M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Loomis Sayles Multi-Sector Bond Discipline

Kathleen C. Gaffney

Kathleen C. Gaffney has co-managed this portion of the Natixis Income Diversified Portfolio since its inception. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney received a B.A. from the University of Massachusetts. She holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Elaine M. Stokes

Elaine M. Stokes has co-managed this portion of the Natixis Income Diversified Portfolio since its inception. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 20 years of investment experience.

Matthew J. Eagan

Matthew J. Eagan has co-managed this portion of the Natixis Income Diversified Portfolio since its inception. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Please see the Portfolios’ SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios.

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Portfolio Services

Investing in the Portfolios

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Choosing a Share Class

Each Portfolio offers Class A and Class C shares to the public. Each class has different costs associated with buying, selling and holding Portfolio shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•	You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

•	You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A shares.

•	You may pay a charge on redemptions if you sell your shares within one year of purchase.

•	Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Portfolios’ expenses, see the section “Portfolio Fees & Expenses” in this Prospectus.

Certificates

Certificates will not be issued for any class of shares.

Portfolio Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase:

	Class A Sales Charges**
	Natixis Moderate Diversified Portfolio
Your Investment	As a % of offering price	As a % of your investment
Less than $ 50,000	5.75%	6.10%
$ 50,000 – $ 99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%

	Class A Sales Charges**
	Natixis Income Diversified Portfolio
Your Investment	As a % of offering price	As a % of your investment
Less than $ 100,000	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

*	For purchases of Class A shares of a Portfolio of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Portfolios’ website at www.funds.natixis.com (click on “sales charges” at the bottom of the home page) or in the Portfolios’ SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

•	Letter of Intent — By signing a letter of intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 ($100,000 for the Natixis Income Diversified Portfolio) or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.
•	Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Portfolio, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table, the lower sales charge applies to the entire amount of your current purchase in a Portfolio.
•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Please refer to the SAI for more detailed information on combining accounts.

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Portfolio Services

How Sales Charges Are Calculated (continued)

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
•	Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
•	Portfolio trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
•	Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;
•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
•	Clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund) with investments of $25,000 or more in the Natixis Funds; and
•	Clients of Natixis Advisors who invest in a Natixis Fund that does not offer Class Y shares.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Portfolio of your eligibility at the time of purchase.

Repurchasing Portfolio Shares

You may apply proceeds from redeeming Class A shares of a Portfolio (without paying a front-end sales charge) to repurchase Class A shares of any Natixis Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Portfolio is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market Fund).

Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Portfolio shares. The CDSC:

•	is calculated based on the number of shares you are selling;

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•	is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
•	applies to redemptions made through the date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:

•	increases in net asset value above the purchase price; or
•	shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

If you exchange Class C shares of a Portfolio into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class C shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Compensation to Securities Dealers

As part of their business strategies, the Portfolios pay securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated.” Each class of Portfolio shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis but may be paid on other schedules. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Portfolios’ assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor, each Portfolio adviser and their respect affiliates will, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Portfolios, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Portfolio shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Portfolio or share class over other mutual funds or share classes. Additionally, these payments may result in the Portfolios’ receiving certain marketing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

Portfolio Services

It’s Easy to Open an Account

To Open an Account with Natixis Funds:

1.	Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Portfolios will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$10,000	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$10,000	$50*
For Traditional IRA, Roth IRA, Rollover IRA, and SEP-IRA and Keogh plans using the Natixis Funds’ prototype document	$10,000	$100
Coverdell Education Savings Accounts	$10,000	$100
*	Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.

The Portfolios are not available to a Savings Incentive Match Plan for Employees (“SIMPLE IRAs”).

3.	Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.

4.	Use the sections of this Prospectus that follow as your guide for purchasing shares.

Minimum Balance Policy

Each Portfolio, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Portfolio positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts using the Natixis Funds’ prototype document (including IRAs, Keogh plans 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, each Portfolio may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation (“NSCC”) may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as accounts associated with wrap-fee programs or defined contribution plans, are exempt from the liquidation.

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Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

Natixis Funds Personal Access Line®

800-225-5478, press 1

Natixis Funds Web Site

www.funds.natixis.com

You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

•	purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
•	review your account balance, recent transactions, Portfolio prices and recent performance;
•	order duplicate account statements; and
•	obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Portfolio Services

Buying Shares

Opening an Account	Adding to an Account
Through Your Investment Dealer
• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Portfolio shares.
By Mail

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•   Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•   Shares purchased by check are redeemable although the Portfolio may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

•   Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks “starter” checks and credit card convenience checks will not be accepted.

•   Complete the investment slip from an account statement or include a letter specifying the Portfolio name, your class of shares, your account number and the registered account name(s).

•   Shares purchased by check are redeemable although the Portfolio may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)
• Call your investment dealer, or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.
By Wire
• Opening an account by wire is not available.

•   Visit www.funds.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA # 011000028, and DDA # 99011538.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)
• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•   If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

Automatic Investing Through Investment Builder

•   Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your application.

•   Ask your bank or credit union whether it is a member of the ACH system.

•   If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   See the section “Additional Investor Services.”

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Portfolio Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer
• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
By Mail

•   Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

•   The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•   Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•   Your proceeds (less any applicable CDSC and/or redemption fee) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take larger. See the section “Selling Restrictions.”

By Exchange (See the section “Exchanging Shares” for more details.)

•   Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.

By Wire

•   Complete the “Bank Information” section on your account application.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

•   Proceeds (less any applicable CDSC and/or redemption fee) will generally be wired on the next business day, although it may take larger. See the section “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

•   Ask your bank or credit union whether it is a member of the ACH system.

•   Complete the “Bank Information” section on your account application.

•   If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•   Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an ACH redemption.

•   Proceeds (less any applicable CDSC and/or redemption fee) will generally arrive at your bank within three business days, although it may take larger. See the section “Selling Restrictions.”

By Telephone
• Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

•   Call Natixis Funds at 800-225-5478 or your financial representative for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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Portfolio Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner(s) is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;
•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Portfolios will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;
•	a federal savings bank, cooperative, or other type of bank;
•	a savings and loan or other thrift institution;
•	a credit union; or
•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Portfolio for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, for Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Portfolio shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Portfolio shares by shareholders may present certain risks for other shareholders in a Portfolio. This includes the risk of diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, and increasing brokerage and administrative costs. Portfolios investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities) may also have increased exposure to these risks. The Portfolios’ Board of Trustees has adopted the following policies to address and discourage such trading.

Each Portfolio reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Portfolio and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of a Portfolio’s other shareholders or possibly disruptive to the management of the Portfolio. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

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Limits on Frequent Trading. Without limiting the right of each Portfolio and the Distributor to reject any purchase or exchange order, each Portfolio and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in the Portfolio over a 90-day interval, as determined by the Portfolio. A “round trip” is a purchase (including a purchase by exchange) into the Portfolio followed by a redemption (including a redemption by exchange) into a Portfolio followed by a redemption (including a redemption by exchange) of any amount out of the same Portfolio. The above limits are applicable whether you hold shares directly with a Portfolio or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that each Portfolio and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Portfolio may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Portfolio’s own restrictions if the Portfolio determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Portfolio from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Portfolio shares.

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Portfolio or the Distributor. The Portfolio and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Portfolio’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Portfolio shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Portfolio and Distributor, so that the Portfolio can monitor compliance by such investors with the trading limitations of the Portfolio or of the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Portfolio or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Portfolio or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Portfolios and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Portfolios and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Portfolio and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Portfolio’s underlying beneficial owners. In general, each Portfolio and the Distributor will review trading activity at the omnibus account level. If a Portfolio and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If a Portfolio believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Portfolio’s policies through an omnibus account, the Portfolio will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Portfolio may also limit or prohibit additional purchases of Portfolio shares by an intermediary. Investors should not assume the Portfolios will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolios.

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Portfolio Services

Restrictions on Buying, Selling and Exchanging Shares (continued)

Purchase Restrictions

Each Portfolio is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Portfolios may not be able to open your account if the requested information is not provided. Each Portfolio reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Portfolio deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation
Each Portfolio may suspend the right of redemption or postpone payment for more than 7 days:

•   When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.

•   During an emergency as permitted by the SEC.

•   During any other period permitted by the SEC.

Each Portfolio reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

Each Portfolio may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

• When it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of the adviser or subadviser.
Each Portfolio may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Portfolio reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

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Portfolio Services

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares

The net asset value of Portfolio shares is determined pursuant to policies and procedures approved by the Portfolio's Board of Trustees, as summarized below:

•	A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Portfolio’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Portfolio’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value and Public Offering Price” in the SAI for more details.
•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received “in good order.”[1]

•	Requests received by the Portfolios after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent “in good order.” If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Portfolio determines its net asset value (normally 4:00 p.m. Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Portfolio.
•	A Portfolio significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

1 Please see the “Buying Shares” section which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Portfolio securities are valued as follows:

•	Equity securities — market price or as provided by a pricing service if market price is unavailable.
•	Debt securities (other than short-term obligations) — based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
•	Securities traded on foreign exchanges — market price on the foreign exchange, unless the Portfolio believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Portfolio determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Portfolios may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Portfolio’s net asset value is calculated.
•	Options — The Portfolios generally value exchange traded options at the average of the closing bid and asked quotations.
•	Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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Portfolio Services

How Portfolio Shares Are Priced (continued)

•	All other securities — fair market value as determined by the adviser or subadviser of a Portfolio pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Portfolio might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Portfolio may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Portfolio’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Portfolio.

Dividends and Distributions

The Portfolios generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Natixis Income Diversified Portfolio generally declares and pays dividends monthly. The Natixis Moderate Diversified Portfolio generally declares and pays dividends quarterly. Each Portfolio expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Portfolios’ Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Portfolio at net asset value, unless you select one of the following alternatives:

•	Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Portfolio, or in the same class of another Natixis Fund.
•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Portfolio and does not address any foreign, state or local tax consequences.

Each Portfolio intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Portfolios. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

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Distributions attributable to the excess of net long-term capital gains from the sale of investments a Portfolio owned for more than one year over net short-term capital losses and that are designated by a Portfolio as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Portfolio owned for one year or less over net long-term capital losses will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Portfolio as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio levels. Income generated by investments in fixed derivatives, income securities and REITs is generally not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have generally been temporarily reduced to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Portfolio advises shareholders of the proportion of the Portfolio’s dividends that are derived from such interest. Dividends and distributions declared by a Portfolio in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received. Fund distribution are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio’s net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions by a Portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

Sales or Exchanges of Portfolio Shares. The redemption, sale or exchange of a Portfolio’s shares (including an exchange of Portfolio shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Portfolio’s shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. Each Portfolio’s investments in certain debt obligations, mortgage backed securities, asset-backed securities and derivatives may cause that Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, a Portfolio could be required at to liquidate investments including times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

A Portfolio’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Portfolio’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes incurred by a Portfolio. In addition, a Portfolio’s investments in foreign securities or foreign currencies may increase or accelerate the Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolios do not intend to make such designations.

Backup Withholding. Each Portfolio is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who or which does not furnish the Portfolios certain information and certifications or who, or which is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

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Portfolio Services

Tax Consequences (continued)

Please see the SAI for additional information on the federal income tax consequences of an investment in a Portfolio.

You should consult your tax adviser for more information on your own situation, including possible federal, state, foreign or other applicable local taxes.

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds’ automatic investment plan. Once you meet the Portfolio minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.”

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Portfolio’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Portfolio account based upon the value of your Portfolio account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.”

Natixis Funds Personal Access Line®

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Portfolio prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site

Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

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Financial Performance

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the last five years (or, if shorter, the period of the Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, is included in the Portfolios’ annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

		Income (loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

NATIXIS INCOME DIVERSIFIED PORTFOLIO
Class A
12/31/2007	$11.15	$0.41		$(0.71)	$(0.30)	$(0.45)	$(0.14)	$(0.59)
12/31/2006	10.07	0.29		1.12	1.41	(0.32)	(0.01)	(0.33)
12/31/2005(g)	10.00	0.04		0.08	0.12	(0.05)	—	(0.05)
Class C
12/31/2007	11.12	0.33		(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22		1.09	1.31	(0.25)	(0.01)	(0.26)
12/31/2005(g)	10.00	0.04		0.07	0.11	(0.04)	—	(0.04)

NATIXIS MODERATE DIVERSIFIED PORTFOLIO
Class A
12/31/2007	$10.82	$0.15		$0.78	$0.93	$(0.20)	$(1.09)	$(1.29)
12/31/2006	10.94	0.15		0.74	0.89	(0.20)	(0.81)	(1.01)
12/31/2005	10.70	0.07		0.30	0.37	(0.08)	(0.05)	(0.13)
12/31/2004(e)	10.00	0.03	(h)	0.69	0.72	(0.02)	—	(0.02)
Class C
12/31/2007	10.79	0.07		0.76	0.83	(0.11)	(1.09)	(1.20)
12/31/2006	10.90	0.07		0.75	0.82	(0.12)	(0.81)	(0.93)
12/31/2005	10.67	(0.01)		0.30	0.29	(0.01)	(0.05)	(0.06)
12/31/2004(e)	10.00	0.01	(h)	0.67	0.68	(0.01)	—	(0.01)

(a)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser has agreed to reimburse a portion of the Portfolio’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	For the period July 15, 2004 (inception) through December 31, 2004.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the period November 17, 2005 (inception) through December 31, 2005.
(h)	Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment income (loss) per share would have been $0.02 and $(0.01) for Class A and Class C shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.51% and (0.14)% for Class A and Class C shares, respectively.
(i)	Includes expense recapture of 0.22%.
(j)	Includes expense recapture of 0.01% and 0.01% for Class A and Class C, respectively.
(k)	Effect of voluntary waiver of expenses by advisor was less than 0.005%

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			Ratios to Average Net Assets:

Net asset value, end of period	Total return (%)(a)(d)	Net assets, end of period (000’s)	Net expenses (%)(c)(f)		Gross expenses (%)(f)		Net investment income (loss) (%)(f)		Portfolio turnover rate (%)

$10.26	(2.8)	$54,733	1.08	(j)	1.09	(j)	3.76		50
11.15	14.2	37,117	1.25		1.30		2.72		52
10.07	1.2	5,074	1.25		9.57		3.61		2

10.24	(3.5)	70,179	1.83	(j)	1.84	(j)	3.00		50
11.12	13.3	49,027	2.00		2.05		2.02		52
10.07	1.1	39	2.00		10.31		3.25		2

$10.46	8.5	$18,413	1.37		1.37		1.31		91
10.82	8.4	26,978	1.31	(k)	1.31		1.38		89
10.94	3.5	47,908	1.58	(i)	1.59	(i)	0.62		88
10.70	7.2	25,660	1.65		3.51		0.71	(h)	33

10.42	7.8	57,093	2.11		2.11		0.58		91
10.79	7.6	71,740	2.06	(k)	2.06		0.63		89
10.90	2.7	88,269	2.32	(i)	2.33	(i)	(0.13)		88
10.67	6.8	47,173	2.40		4.26		0.12	(h)	33

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Glossary of Terms

Bottom-up analysis — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year.

Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Rating Service, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment grade.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield — The current or estimated annual dividend divided by the market price per share of a security.

Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio.

Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular Portfolio or Discipline will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using “trailing” earnings or estimates of future (or “forward”) earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis — An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity — The amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into

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net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid.

Structured notes — Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance.

Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach — The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing — A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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If you would like more information about the Portfolios, the following documents are available free upon request:

Annual and Semiannual Reports — Provide additional information about each Portfolio’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order free copies of the Portfolios’ annual or semiannual report or their SAI, to request other information about the Portfolios and to make shareholder inquiries generally, contact your financial representative, visit the Portfolios’ website at www.funds.natixis.com or call the Portfolio at 800-225-5478:

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your Portfolio’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios, including their reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Portfolios’ reports and SAIs are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Portfolio Holdings — A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Portfolios’ SAI.

Natixis Distributors, L.P. (“Natixis Distributors”), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis

(Investment Company Act File No. 811-07345)

(Investment Company Act File No. 811-04323)

Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at 617-449-2828.

The following information is not part of the prospectus:

Notice of Privacy Policies and Practices

We (1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds’ behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1) For purposes of this notice the term “we” includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P. and all of their successors.

(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

XDP51-0508

STATEMENT OF ADDITIONAL INFORMATION — PART I

May 1, 2008

AEW REAL ESTATE FUND CGM ADVISOR TARGETED EQUITY FUND HANSBERGER INTERNATIONAL FUND HARRIS ASSOCIATES FOCUSED VALUE FUND HARRIS ASSOCIATES LARGE CAP VALUE FUND	NATIXIS U.S. DIVERSIFIED PORTFOLIO (FORMERLY, IXIS U.S. DIVERSIFIED PORTFOLIO) VAUGHAN NELSON SMALL CAP VALUE FUND WESTPEAK 130/30 GROWTH FUND (FORMERLY, WESTPEAK CAPITAL GROWTH FUND)

This Statement of Additional Information contains specific information which may be useful to investors but which is not included in the Prospectuses of the Natixis Funds listed above (the “Funds” and each a “Fund”). Certain information about the Funds and other Natixis Funds is included in Part II of this Statement of Additional Information (together with this document, the “Statement”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Natixis Equity Funds Classes A, B and C Prospectus or the Natixis Equity Funds Class Y Prospectus, each of which is dated May 1, 2008 , as from time to time revised or supplemented (the “Prospectus” or “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Natixis Distributors, L.P. (formerly, IXIS Asset Management Distributors, L.P.) (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at www.funds.natixis.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into Part I of this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at www.funds.natixis.com.

XS33-0508

-i -

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust’s Board of Trustees. Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

AEW Real Estate Fund

AEW Real Estate Fund may not:

*(1)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (“U.S. government securities”)) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*(2)	Purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry.

*(3)	Issue senior securities, except as otherwise permitted by the 1940 Act.

†*(4)	Borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

*(5)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

*(6)	Purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

*(7)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

*(8)	Lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9)	Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

(10)	Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

†(11)	Invest more than 15% of the Fund’s net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Fund’s Board of Trustees).

(12)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

(13)	Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers’ commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company.

(14)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments of real estate investment trusts and/or real estate related companies. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”).

The Fund may (but does not currently intend to), notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Management and Advisors, L.P. (“AEW”) or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (11) above.

Restrictions (3) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

CGM Advisor Targeted Equity Fund

CGM Advisor Targeted Equity Fund will not:

*(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(4)	Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(10)	Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities.

(11)	Write options or warrants.

†(12)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trustees of Natixis Funds Trust I (formerly, IXIS Advisor Funds Trust I).

(13)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in equity investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

v

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

In investment restriction (13) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Restrictions (2) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

Hansberger International Fund

Hansberger International Fund may not:

(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry).

(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(6)	Pledge more than 33 1/3% of its total assets (taken at cost). (For the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(7)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(8)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(9)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(10)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadvisers management to reduce brokerage commissions to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

(11)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments, (b) enter into currency forward contracts and (c) invest in structured notes.

†(12)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(13)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments).

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

Harris Associates Focused Value Fund

Harris Associates Focused Value Fund may not:

†(1)	Acquire securities of any one issuer which (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

*(2)	Invest more than 25% of its net assets in any one industry. This restriction does not apply to U.S. government securities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

†*(4)	Borrow money, except to the extent permitted under the 1940 Act.

*(5)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For the purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan).

*(6)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In addition, it is contrary to Harris Associates Focused Value Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, that the Adviser or Subadviser has determined to be liquid under procedures approved by the Board of Trustees.

Harris Associates Large Cap Value Fund

Harris Associates Large Cap Value Fund will not:

*(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For the purpose of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(4)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein.

*(5)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(7)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(8)	Borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

†(10)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Natixis Funds Trust II (formerly, IXIS Advisor Funds Trust II) trustees).

(11)	Invest less than 80% of its net assets, plus any borrowings for investment purposes, in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

In investment restriction (11) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Natixis U.S. Diversified Portfolio (formerly, IXIS U.S. Diversified Portfolio)

Natixis U.S. Diversified Portfolio will not:

*(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with subdivisions thereof) will be considered to be a separate industry).

(3)

Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except when, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets

(taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(6)	Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(7)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(8)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(9)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(10)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadviser’s management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

(11)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

†(12)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(13)	Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (3) or (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

(14)	Invest less than 80% of its net assets (plus any borrowings made for investment purposes) in U.S. securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

x

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Small Cap Value Fund may not:

(1)	With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry).

(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(6)	Pledge more than 33 1/3% of its total assets (taken at cost); (for the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts, short sales and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(7)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(8)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(9)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(10)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser’s or subadvisers management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)	Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

*(12)	Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust’s Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments.)

(13)	Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments in companies that have a market capitalization within the capitalization range of the Russell 2000 Index. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy adopted by the Board.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (11) above.

In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Westpeak 130/30 Growth Fund (formerly, Westpeak Capital Growth Fund)

Westpeak 130/30 Growth Fund may not:

(1)	With respect to 75% of its total assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with subdivisions thereof) will be considered to be a separate industry).

(3)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions or borrowing securities in connection with short sales are not considered the purchase of a security on margin.)

(4)	Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(5)	Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes.

(6)	Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral and pledging arrangements with respect to short sales, options, futures contracts and options on future contracts and other derivative instruments and with respect to initial and variation margin are not deemed to be a pledge of assets.)

*(7)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(8)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(9)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(10)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Fund’s adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(11)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities or securities indexes and (b) enter into currency forward contracts.

†(12)	Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Natixis Funds Trust I’s trustees).

*(13)	Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Natixis Funds Trust I’s Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (12) above.

Restriction (13) shall be interpreted based upon no-action letters and other pronouncements of the SEC or its Staff. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, AEW has agreed to manage the investment and reinvestment of the assets of the AEW Real Estate Fund, subject to the supervision of the Board of Trustees of Natixis Funds Trust IV (formerly, IXIS Advisor Funds Trust IV). For the services described in the advisory agreement, the AEW Real Estate Fund has agreed to pay AEW an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory fee payable by Fund to AEW (as a % of average daily net assets of the Fund)
AEW Real Estate Fund	10/30/00	0.80 0.75	% %	of the first $500 million of amounts in excess of $500 million

Pursuant to an advisory agreement, Capital Growth Management Limited Partnership (“CGM”) has agreed to manage the investment and reinvestment of the assets of the CGM Advisor Targeted Equity Fund, subject to the supervision of the Board of Trustees of Natixis Funds Trust I. For the services described in the advisory agreement, the CGM Advisor Targeted Equity Fund has agreed to pay CGM an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory fee payable by Fund to CGM (as a % of average daily net assets of the Fund)
CGM Advisor Targeted Equity Fund	12/31/04	0.75 0.70 0.65 0.60	% % % %	of the first $200 million of the next $300 million of the next $1.5 billion of amounts in excess of $2 billion

Pursuant to separate advisory agreements, Natixis Asset Management Advisors, L.P., (formerly, IXIS Asset Management Advisors, L.P.)(“Natixis Advisors”) has agreed, subject to the supervision of the Board of Trustees of the relevant trust, to manage the investment and reinvestment of the assets of Hansberger International Fund, Harris Associates Focused Value Fund, Harris Associates Large Cap Value Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund and Westpeak 130/30 Growth Fund and to provide a range of administrative services to such Funds.

For the services described in the advisory agreements, each such Fund has agreed to pay Natixis Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable directly by a Fund to its subadvisers pursuant to any subadvisory agreement:

Fund	Date of Agreement	Advisory fee payable by Fund to Natixis Advisors (as a % of average daily net assets of the Fund)
Hansberger International Fund	10/30/00 as amended 03/01/04	0.80 0.75	% %	of the first $200 million of amounts in excess of $200 million

Harris Associates Focused Value Fund	03/15/01 as amended 07/01/06	0.90%
Harris Associates Large Cap Value Fund	10/30/00	0.70 0.65 0.60	% % %	of the first $200 million of the next $300 million of the amounts in excess of $500 million
Natixis U.S. Diversified Portfolio	10/30/00	0.90 0.80	% %	of the first $1 billion of amounts in excess of $1 billion

Vaughan Nelson Small Cap Value Fund	10/30/00 as amended 03/01/04	0.90%
Westpeak 130/30 Growth Fund	10/30/00	0.75 0.70 0.65	% % %	of the first $200 million of the next $300 million of the amounts in excess of $500 million

Natixis Advisors (or AEW, in the case of AEW Real Estate Fund) has given a binding contractual undertaking for all classes of the Funds in the table below to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expense, such as litigation and indemnification expenses associated with the Funds, to the extent necessary to limit the Funds’ expenses to the annual rates indicated below. The undertaking is in effect through April 30, 2009 Natixis, and is reevaluated on an annual basis. Natixis Advisors (or AEW in the case of the AEW Real Estate Fund) will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above to the extent a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. The Fund’s adviser will not be entitled to recover any such reduced fees more than one year after the end of the fiscal year in which the fee/expense was incurred.

Fund	Expense Limit	Date of Undertaking
AEW Real Estate Fund		May 1, 2008
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class Y	1.25%
Harris Associates Focused Value Fund		May 1, 2008
Class A	1.70%
Class B	2.45%
Class C	2.45%
Harris Associates Large Cap Value Fund		May 1, 2008
Class A	1.30%
Class B	2.05%
Class C	2.05%
Class Y	1.05%
Vaughan Nelson Small Cap Value Fund		May 1, 2008
Class A	1.45%
Class B	2.20%
Class C	2.20%
Class Y	1.20%

With respect to the Westpeak 130/30 Growth Fund, Natixis Advisors has given a binding contractual undertaking to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of acquired fund fees and expenses, brokerage expenses incurred in connection with long positions, interest expense, substitute dividend expenses on securities sold short, taxes and organizational and extraordinary expense, such as litigation and indemnification expenses, associated with the Fund, to the extent necessary to limit the Fund’s expenses to the annual rates indicated below. The undertaking is in effect through April 30, 2009, and is reevaluated on an annual basis. Natixis Advisors will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above to the extent a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. The Fund’s adviser will not be entitled to recover any such reduced fees more than one year after the end of the fiscal year in which the fee/expense was incurred.

Westpeak 130/30 Growth Fund*		May 1, 2008
Class A	1.65%
Class B	2.40%
Class C	2.40%

*	Expense limits for the Westpeak 130/30 Growth Fund are exclusive of dividend expenses on securities sold short.

SUBADVISORY FEES

Each advisory agreement between Natixis Advisors and a Fund provides that Natixis Advisors may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, Natixis Advisors has delegated its portfolio management responsibilities to one or more subadvisers, as follows: Hansberger Global Investors, Inc. (“Hansberger”), in the case of Hansberger International Fund; Harris Associates L.P. (“Harris Associates”), in the case of Harris Associates Focused Value Fund and Harris Associates Large Cap Value Fund; Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), in the case of Vaughan Nelson Small Cap Value Fund; Westpeak Global Advisors, L.P. (Westpeak), in the case of Westpeak 130/30 Growth Fund; and BlackRock Investment Management, LLC (“BlackRock”), Harris Associates and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (which manages two of the four segments), in the case of Natixis U.S. Diversified Portfolio. For the services described in the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the annual rates set forth in the following table:

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund)
Hansberger International Fund	Hansberger	03/09/07	0.45 0.40	% %	of the first $200 million of amounts in excess of $200 million

Harris Associates Focused Value Fund	Harris Associates	03/15/01 as amended 07/01/06	0.54%

Harris Associates Large Cap Value Fund	Harris Associates	10/29/02 as amended 07/01/05	0.45 0.40	% %	of the first $250 million of the amounts in excess of $250 million

Natixis U.S. Diversified Portfolio	BlackRock	10/02/06	0.45 0.40	% %	of the first $250 million of amounts in excess of $250 million

	Harris Associates	10/30/00 as amended through 07/01/05	0.45 0.40	% %	of the first $250 million of amounts in excess of $250 million

	Loomis Sayles – Mid Cap Growth Segment	05/18/01 as amended through 07/01/05	0.50 0.45	% %	of the first $250 million of amounts in excess of $250 million

	Loomis Sayles – Small Cap Value Segment	10/30/00 as amended through 07/01/05	0.50 0.45	% %	of the first $250 million of amounts in excess of $250 million

Fund	Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to Subadviser (as a % of average daily net assets of the Fund)
Vaughan Nelson Small Cap Value Fund	Vaughan Nelson	03/01/04	0.55%

Westpeak 130/30 Growth Fund	Westpeak	10/30/00	0.40% 0.35% 0.30%	of the first $200 million of the next $300 million of amounts in excess of $500 million

For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to Natixis Advisors and the total paid to a subadviser of a Fund:

AEW REAL ESTATE FUND

	1/31/06	1/31/07	1/31/08
Total Advisory Fee	$875,870	$1,224,526	$1,516,213
AEW[1], 2

[1]

In addition, AEW recovered fees waived and/or expenses assumed in the prior year of $0, $51,783, and $0 for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008, respectively.

[2]	AEW assumed expenses of $51,783, $0 and $0 for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008, respectively.

CGM ADVISOR TARGETED EQUITY FUND

	12/31/05	12/31/06	12/31/07
Total Advisory Fee	$5,250,690	$5,291,650	$5,402,846
CGM

HANSBERGER INTERNATIONAL FUND

	12/31/05	12/31/06	12/31/07
Total Advisory Fee	$1,068,281	$1,250,812	$1,441,589
Natixis Advisors
Total paid	$467,369	$547,231	$630,695
Hansberger
Total Paid	$600,912	$703,581	$810,894

HARRIS ASSOCIATES FOCUSED VALUE FUND

	12/31/05	12/31/06	12/31/07
Total Advisory Fee	$3,299,323	$2,425,826	$1,732,909
Natixis Advisors
Total Paid	$1,319,670	$899,914	$693,164
Harris Associates
Total Paid	$1,979,653	$1,525,912	$1,039,745

HARRIS ASSOCIATES LARGE CAP VALUE FUND

	12/31/05	12/31/06	12/31/07
Total Advisory Fee	$2,108,419	$1,822,308	$1,774,740
Natixis Advisors[1]
Fee Earned	$747,444	$637,514	$620,805
Fee Reduction[2]	—	—	$5,501
Total Paid	$747,444	$637,514	$615,304
Harris Associates
Total Paid	$1,360,975	$1,184,794	$1,153,935

[1]	In addition, Natixis Advisors recovered fees waived and/or expenses assumed in the prior year of $0 and $5,495 for the fiscal years ended December 31, 2005 and December 31, 2006, respectively .
[2]	Natixis Advisors assumed expenses of $479,821 and $14,496 for the years ended December 31, 2005 and December 31, 2006, respectively.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

	12/31/05	12/31/06	12/31/07
Total Advisory Fee	$6,299,035	$5,557,166	$5,539,020
Natixis Advisors
Total Paid	$3,007,791	$2,619,067	$2,603,950
Black Rock[1]
Total Paid	—	$132,364	$499,337
Mercury Advisors
Total Paid	$641,690	$427,359	—
Harris Associates
Total Paid	$921,719	$783,235	$780,137
Loomis Sayles – Small Cap Value Segment
Total Paid	$1,102,716	$943,941	$1,020,946
Loomis Sayles – Mid Cap Growth Segment
Total Paid	$625,119	$651,200	$634,650

[1]	Prior to October 2, 2006, the segment of the Portfolio currently subadvised by BlackRock was subadvised by Mercury Advisors.

Vaughan Nelson
Total Paid	$590,689	$683,767	$809,459

[1]	Natixis Advisors assumed expenses of $0, $237 and $116,017 for the years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively.

WESTPEAK 130/30 GROWTH FUND

	2005	2006	2007
Natixis Advisors[1]	$485,338	$433,385	$402,851
Total Paid	$226,489	$202,246	$187,997
Westpeak[2]
Total Paid	$258,849	$231,139	$214,854

[1]	Natixis Advisors assumed expenses of $0, $4,597 and $440,832 for the years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively.
[2]	Westpeak assumed expenses of $0, $5,253 and $35,728 for the years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively.

For more information about the Funds’ advisory and subadvisory agreements, see “Investment Advisory and other Services” in Part II of this Statement.

BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the last three fiscal years.

For a description of how transactions in portfolio securities are effected and how the Funds’ advisers or subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in Part II of this Statement.

AEW Real Estate Fund

	Fiscal Year Ended 1/31/06	Fiscal Year Ended 1/31/07		Fiscal Year Ended 1/31/08
Brokerage Transactions
Allocated to brokers providing research services	—	—		—
Brokerage Commissions
Total Brokerage Commissions Paid	$29,389	$55,999	†	$59,375
Commissions paid to Brokers providing research services	—	—		—

†	The total brokerage commissions paid increased significantly from 2006 to 2007 due to increased turnover in the Fund’s portfolio.

CGM Advisor Targeted Equity Fund

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$2,403,563,003	$2,438,423,182	$2,229,471,711
Brokerage Commissions
Total Brokerage Commissions Paid	$2,626,338	$1,808,852	$1,577,800
Commissions paid to Brokers providing research services	$86,580	$1,368,832	$1,112,456

Hansberger International Fund

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$99,070,917	$127,152,750	$135,180,910
Brokerage Commissions
Total Brokerage Commissions Paid	$231,303	$247,956	$228,204
Commissions paid to Brokers providing research services	$193,120	$213,093	$200,167

Harris Associates Focused Value Fund

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$61,643,059	$35,904,232	$60,609,105
Brokerage Commissions
Total Brokerage Commissions Paid	$267,002	$272,034	$177,207
Commissions paid to Brokers providing research services	$65,902	$188,122,259	$43,198
Commissions paid to Affiliated Brokers Harris Associates Securities, L.P. (“HASLP”)*	$9,348	—	—

*	HASLP is an affiliated person of Harris Associates, which served as subadviser to the Fund during the periods shown.

Harris Associates Large Cap Value Fund

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$45,446,486	$18,571,163	$23,667,053
Brokerage Commissions
Total Brokerage Commissions Paid	$302,212	$165,860	$118,157
Commissions paid to Brokers providing research services	$46,218	$113,334	$18,858
Commissions paid to Affiliated Brokers HASLP*	$4,752	—	—

*	HASLP is an affiliated person of Harris Associates who served as subadviser to the Fund during the period shown.

Natixis U.S. Diversified Portfolio

	Fiscal Year Ended 12/31/05		Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$959,949,530		$628,341,247	$15,574,174
Brokerage Commissions
Total Brokerage Commissions Paid	$1,037,101		$1,094,985	$853,633
Commissions Paid to Brokers providing research services	$1,001,322		$770,930	$77,503
Commissions Paid to Affiliated Brokers*
HASLP**	$3,951		$—	$—
Empirical***	$—		$3,115	$2,110
ISI***	$—		$4,380	$3,357
Washington Analysis***	$—		$435	$451
Merrill Lynch***	$6,752	†	$2,773	$28,378

*	For the fiscal year ended December 31, 2006, the Fund paid 0%, 0.003%, 0.004%, 0.0004% and 0.003% of its total brokerage commissions to HASLP, Empirical, ISI, Washington Analysis and Merrill Lynch, respectively, and effected 0%, 0.003%, 0.009%, 0.0005% and 0.007% of the aggregate dollar amount of its total brokerage transactions allocated to brokers providing research services through HASLP, Empirical, ISI, Washington Analysis and Merrill Lynch, respectively.
**	HASLP is an affiliated person of Harris Associates who served as subadviser to the Portfolio during the periods shown.
***	Empirical, ISI, Washington Analysis and Merrill Lynch are affiliated persons of Mercury Advisors and BlackRock, each of which served as subadvisers to the Portfolio during the periods shown.
†	For the fiscal year ended December 31, 2005, the total brokerage commission paid to Merrill Lynch does not include commissions for trades cleared through an affiliate of Mercury but for which the affiliate did not receive a commission.

Vaughan Nelson Small Cap Value Fund

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$115,017,755	$82,772,545	$122,912,640
Brokerage Commissions
Total Brokerage Commissions Paid	$329,872	$303,289	$207,431
Commissions to Brokers providing research services	$219,919	$132,003	$152,154

Westpeak 130/30 Growth Fund

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$29,832,903	$23,683,319	$16,358,568
Brokerage Commissions
Total Brokerage Commissions Paid	$141,957	$113,492	$133,935
Commissions to Brokers providing research services	$34,880	$25,910	$20,641

REGULAR BROKER-DEALERS

The table below contains the aggregate value of securities of each Fund’s regular “broker-dealers”*. (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended December 31, 2007 (January 31, 2008 for AEW Real Estate Fund).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Fund
CGM Targeted Equity Fund	American Express Credit Corp. Bank of America Corp.	$ $	37,580,000 27,644,200

Hansberger International Fund	Credit Suisse Group HSBC Holdings PLC UBS AG	$ $ $	883,189 1,193,805 1,484,714

Harris Associates Focused Value Fund	Merrill Lynch & Co. Inc.		$2,764,520

Harris Associates Large Cap Value Fund	Merrill Lynch & Co. Inc.		$5,716,920

Natixis U.S. Diversified Portfolio	American Express Credit Corp. JP Morgan Chase & Co. Merrill Lynch & Co. Morgan Stanley State Street Corp.	$ $ $ $ $	3,943,116 5,351,490 3,918,640 4,238,178 1,721,440

Vaughan Nelson Small Cap Value Fund	Raymond James Financial, Inc.		$3,521,369

Westpeak 130/30 Growth Fund	Goldman Sachs Group, Inc.		$1,458,899

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the past three fiscal years. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor’s expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets.

Fund	Fiscal Year Ended 1/31/06	Fiscal Year Ended 1/31/07	Fiscal Year Ended 1/31/08
AEW Real Estate Fund
(Class A)	$167,066	$218,271	$257,814
(Class B)	$150,808	$176,607	$157,492
(Class C)	$153,866	$207,590	$247,013

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06	Fiscal Year Ended 12/31/07
CGM Advisor Targeted Equity Fund
(Class A)	$1,713,347	$1,728,516	$1,796,683
(Class B)	$549,453	$495,409	$353,570
(Class C)	$35,914	$74,953	$103,588
Hansberger International Fund
(Class A)	$196,709	$252,677	$305,801
(Class B)	$374,044	$336,226	$323,413
(Class C)	$174,470	$216,585	$255,374
Harris Associates Focused Value Fund
(Class A)	$235,627	$171,625	$135,107
(Class B)	$1,034,086	$852,125	$661,646
(Class C)	$1,322,731	$1,004,564	$723,380
Harris Associates Large Cap Value Fund
(Class A)	$506,728	$461,466	$481,059
(Class B)	$678,039	$487,110	$339,629
(Class C)	$229,100	$182,570	$174,629
Natixis U.S. Diversified Portfolio
(Class A)	$953,408	$972,878	$1,023,056
(Class B)	$1,913,770	$1,606,428	$1,380,162
(Class C)	$515,322	$470,141	$473,124
Vaughan Nelson Small Cap Value Fund
(Class A)	$123,612	$180,258	$240,992
(Class B)	$446,807	$363,120	$295,218
(Class C)	$132,723	$158,630	$206,751
Westpeak 130/30 Growth Fund
(Class A)	$131,974	$119,496	$151,561
(Class B)	$109,769	$91,488	$79,158
(Class C)	$9,451	$8,375	$7,300

The Distributor’s expenses relating to the Funds’ 12b-1 plans during the fiscal year ended December 31, 2007 (January 31, 2008 for AEW Real Estate Fund) are listed in the following table. Compensation to broker-dealers excludes advanced commissions sold to a third party.

Fund	Advertising and Printing and Mailing of Prospectuses to other than current shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, carrying or other finance charges	Other Distribution Costs	Total
AEW Real Estate Fund	$12,213	$96,235	$525,498	$52,753	$0	$116,268	$802,966

CGM Advisor Targeted Equity Fund	$9,589	$77,140	$1,911,464	$45,115	$0	$106,783	$2,150,131

Hansberger International Fund	$8,564	$25,910	$619,285	$14,430	$0	$87,452	$755,641

Harris Associates Focused Value Fund	$8,448	$25,752	$1,005,723	$14,818	$0	$87,660	$1,142,401

Harris Associates Large Cap Value Fund	$8,313	$15,116	$697,369	$8,260	$0	$83,535	$812,593

Natixis U.S. Diversified Portfolio	$8,973	$31,643	$1,797,898	$17,247	$0	$89,828	$1,945,589

Vaughan Nelson Small Cap Value Fund	$10,139	$66,009	$480,002	$35,957	$0	$101,703	$693,810

Westpeak 130/30 Growth Fund	$7,815	$4,237	$116,459	$2,377	$0	$79,409	$210,298

OWNERSHIP OF FUND SHARES

As of April 3, 2008, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*

FUND	SHAREHOLDER	PERCENTAGE
AEW Real Estate Fund
(Class A)	HANYS UPSTATE PLANS FBO HANYS DOWNSTATE PLANS 6 RHOADS DR UTICA NY 13502-6317	9.20%

	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	5.27%

(Class B)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8.43%

(Class C)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	23.01%

	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	20.29%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19.55%

(Class Y)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BNFT CUST 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.55%

	STATE STREET BANK CUST FULTON COUNTY SCHOOL EMPLOYEES PENSION FUND 805 PENNSYLVANIA AVE FL 5 KANSAS CITY MO 64105-1307	5.87%

AEW Real Estate Fund (continued)

	STATE STREET BANK & TRUST CUST FOR CITIGROUP 401K PLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	15.82%

	ATWELL & CO P O BOX 2044 PECK SLIP STATION NEW YORK NY 10038	12.64%

	C/O MELLON SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DR OAKS PA 19456	5.26%
Harris Associates Focused Value Fund[1]

(Class A)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	23.70%

	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	5.05%

(Class B)	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	10.72%

	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	4.19%

(Class C)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	39.16%

	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	23.83%

Harris Associates Large Cap Value Fund

(Class B)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	7.12%

(Class C)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	52.07%

	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	7.11%

(Class Y)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BNFT CUST 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	32.73%

	T ROWE PRICE TRUST CO FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	24.81%

	VIRGINIA G MOOSE & JAMES M MOOSE JR 1312 ROBERTSON WAY SACRAMENTO CA 95818-3707	5.02%
Natixis U.S. Diversified Portfolio

(Class C)	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	12.90%

Natixis U.S. Diversified Portfolio (continued)

	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	6.13%
(Class Y)	METROPOLITAN LIFE CO/SA STA LTG-LOOMIS SAYLES LONG TERM GOV ACC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	74.31%
	NEW ENGLAND/SA DIA DIA-IXIS DIVERSIFIED PORTFOLIO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11.76%

	METROPOLITAN LIFE INS CO/SA DC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.13%

Vaughan Nelson Small Cap Value Fund

(Class A)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OFCUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	15.26%

(Class C)	CITIGROUP GLOBAL MARKETS INC 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	32.89%

	MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	21.59%

(Class Y)	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	44.67%

Vaughan Nelson Small Cap Value Fund (continued)

PARBANC CO 514 MARKET ST PARKERSBURG WV 26101-5144	11.12%

C/O KANALY BANK AND TRUST SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	9.26%

C/O KANALY BANK AND TRUST SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	7.53%

NFS LLC FEBO BANK OF AMERICA NA ESL FEDERAL CREDIT UNION VEBA PO BOX 831575 DALLAS TX 75283-1575	5.81%

CSEA VOLUNTARY EMPLOYEES BENEFIT ASSOCIATION 2045 LUNDY AVE SAN JOSE CA 95131-1825	5.33%

Westpeak 130/30 Growth Fund

(Class A)	DEFERRED COMPENSATION PLAN FOR GENERAL AGENTS OF NEW ENGLAND MET LIFE SECURITIES ACCTNG 4100 W BOY SCOUT BLVD TAMPA FL 33607-5740	16.74%

(Class C)	MG TRUST CUSTODIAN FBO MAINSTREET CLINIC 401K 700 17TH ST STE 150 DENVER CO 80202-3502	16.82%

	J B L L EDUCATION TRUST HEIDI E LANE TRUSTEE 9 MIDDLE RD ESSEX MA 01929-1021	12.59%

Westpeak 130/30 Growth Fund (continued)

CITIGROUP GLOBAL MARKETS 11155 RED RUN BLVD OWINGS MILLS MD 21117-3256	7.96%

MLPF&S FOR THE SOLE BENEFIT OF IT’S CUSTOMERS 4800 DEER LAKE DR EAST - 2ND FL JACKSONVILLE FL 32246-6484	6.73%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

[1]

As of April 3, 2008, Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”) for the Sole Benefit of its Customers, 4800 Deer Lake Drive East Fl 2, Jacksonville, FL 32246-6484 owned 29.24% of Harris Associates Focused Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

STATEMENT OF ADDITIONAL INFORMATION — PART I

May 1, 2008

NATIXIS INCOME DIVERSIFIED PORTFOLIO

NATIXIS MODERATE DIVERSIFIED PORTFOLIO

This Statement of Additional Information (together with this document, the “Statement”) contains specific information which may be useful to investors but which is not included in the Prospectus of the Natixis Funds listed above (the “Portfolios” and each a “Portfolio”). Certain information about the Portfolios and other Natixis Funds is included in Part II of this Statement. This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Natixis Diversified Portfolios Class A and C Prospectus dated May 1, 2008 (the “Prospectus”), as from time to time revised or supplemented. This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Natixis Distributors, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at 800-225-5478 or by visiting the Portfolios’ website at www.funds.natixis.com.

The Portfolios’ financial statements and accompanying notes that appear in the Portfolios’ annual reports are incorporated by reference into Part I of this Statement. Each Portfolio’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Portfolios’ website at www.funds.natixis.com.

XDP33-0508

i

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Portfolios. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Portfolio (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trusts’ Board of Trustees. Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Natixis Income Diversified Portfolio will not:

†(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in any one industry, except that the Portfolio may invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions, and the Portfolio may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

†*(4)	Borrow money, except to the extent permitted under the 1940 Act.

*(5)	Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Purchase or sell commodities, except that the Portfolio may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (the “SEC”). Under current pronouncements, certain Portfolio positions are excluded from the definition of “senior security” so long as the Portfolio maintains adequate cover, segregation of assets or otherwise.

ii

In addition, it is contrary to the Portfolio’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Portfolio’s total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Portfolio will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, that the adviser or a subadviser has determined to be liquid under procedures approved by the Board of Trustees.

Natixis Moderate Diversified Portfolio will not:

†(1)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Portfolios total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(3)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions, and the Portfolio may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

†*(4)	Borrow money, except to the extent permitted under the 1940 Act.

*(5)	Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(8)	Purchase or sell commodities, except that the Portfolio may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(9)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (9) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Portfolio positions are excluded from the definition of “senior security” so long as the Portfolio maintains adequate cover, segregation of assets or otherwise.

In addition, it is contrary to the Portfolio’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Portfolio’s total assets (based

iii

on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Portfolio will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the adviser or subadviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to separate advisory agreements, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) has agreed, subject to the supervision of the Board of Trustees of the Trusts, to manage the investment and reinvestment of the assets of each of the Portfolios’ disciplines (and to directly manage the investment and reinvestment of the assets of the Active Dividend Equity Discipline of Natixis Income Diversified Portfolio though its Active Investment Advisors division) and to provide a range of administrative services to the Portfolios.

For the services described in the advisory agreements, the Portfolios have agreed to pay Natixis Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable directly by a Portfolio to its subadvisers pursuant to any subadvisory agreement:

Portfolio	Date of Agreement	Advisory fee payable by Portfolio to Natixis Advisors (as a % of average daily net assets of the Portfolio)
Natixis Income Diversified Portfolio	11/01/05	0.55 0.50	% %	of the first $1 billion of amounts in excess of $1 billion
Natixis Moderate Diversified Portfolio	7/14/04 as amended 08/03/07(1)	0.70 0.65	% %	of the first $1 billion of amounts in excess of $1 billion

[1]

Prior to January 1, 2005, the advisory fee payable by Natixis Moderate Diversified Portfolio to Natixis Advisors was 0.85% of the first $1 billion of the Portfolio’s average daily net assets and 0.80% of the Portfolio’s average daily net assets in excess of $1 billion. Prior to August 3, 2007, the advisory fee payable by Natixis Moderate Diversified Portfolio to Natixis Advisors was 0.75% of the first $1 billion of the Portfolio’s average daily net assets and 0.70% of the Portfolio’s average daily net assets in excess of $1 billion.

Natixis Advisors has given a binding undertaking (for each class of the Portfolios in the table below) to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Portfolios, to the extent necessary to limit the Portfolios’ expenses to the annual rates indicated below. The undertaking will be binding on Natixis Advisors for a period of one year from the date shown, and will be reevaluated on an annual basis. Natixis Advisors will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above to the extent a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. A class will not be obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

Fund	Expense Limit	Date of Undertaking
Natixis Income Diversified Portfolio
Class A	1.25%	May 1, 2008
Class C	2.00%
Natixis Moderate Diversified Portfolio		May 1, 2008
Class A	1.45%
Class C	2.20%

iv

SUBADVISORY FEES

Each advisory agreement provides that Natixis Advisors may delegate its responsibilities thereunder to another party. As explained in the Prospectus, Natixis Income Diversified Portfolio is divided into four disciplines and Natixis Moderate Diversified Portfolio is divided into five disciplines. The portfolio management of each discipline of each Portfolio (except for the Active Dividend Equity discipline of the Natixis Income Diversified Portfolio) has been delegated to a subadviser as described below.

Natixis Income Diversified Portfolio

Pursuant to separate subadvisory agreements, Natixis Advisors has delegated its portfolio management investment responsibilities to Natixis Income Diversified Portfolio to two subadvisers. The subadvisers of Natixis Income Diversified Portfolio are Loomis Sayles (which manages two of the four disciplines) and AEW Management and Advisors, L.P. (“AEW”). For the services described in the subadvisory agreements, the respective subadvisers receive subadvisory fees at the annual rates set forth in the following table:

Under the terms of the advisory agreement among the Portfolio’s Trust, on behalf of the Portfolio, and Natixis Advisors, one of the five segments of the Portfolio (the “segment”) will be advised by Natixis Advisors. This portion of the Portfolio will be managed on a day-to-day basis by the Active Investment Advisors division of Natixis Advisors (“Active”). Natixis Advisors, through Active, will be responsible for the investment management decisions of the segment. 1

Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to subadviser (as a % of average daily net assets of the Discipline)
AEW - AEW Diversified REIT Discipline	11/01/05	0.45 0.40	% %	of the first $250 million thereafter

Loomis Sayles - Multi-Sector Bond Investment Discipline	11/01/05	0.35 0.30	% %	of the first $250 million thereafter

Loomis Sayles - Inflation Protected Securities Discipline	11/01/05	0.25 0.20	% %	of the first $250 million thereafter

Natixis Moderate Diversified Portfolio

Pursuant to separate subadvisory agreements, Natixis Advisors has delegated its portfolio management investment responsibilities to Natixis Moderate Diversified Portfolio to three subadvisers. The subadvisers of Natixis Moderate Diversified Portfolio are Loomis Sayles (which manages two of the five disciplines), Harris Associates and Dreman.

Under the terms of the advisory agreement among the Portfolio’s Trust, on behalf of the Portfolio, and Natixis Advisors, one of the five segments of the Portfolio (the “segment”) will be advised by Natixis Advisors. This portion of the Portfolio will be managed on a day-to-day basis by the Active Investment Advisors division of Natixis Advisors (“Active”). Natixis Advisors, through Active, will be responsible for the investment management decisions of the segment. 1

v

For the services described in the subadvisory agreements, the respective subadvisers receive subadvisory fees at the annual rates set forth in the following table:

Subadviser	Date of Subadvisory Agreement	Subadvisory fee payable to subadviser (as a % of average daily net assets of the Discipline)
Loomis Sayles - Core Fixed Income Discipline	7/14/04	0.30 0.25	% %	of the first $250 million thereafter
Loomis Sayles - Large Cap Growth Discipline	7/14/04	0.45 0.40	% %	of the first $250 million thereafter
Harris Associates - Large Cap Value Discipline	7/14/04	0.45 0.40	% %	of the first $250 million thereafter
Dreman - Mid Cap Value Discipline[2]	4/03/06	0.45 0.40	% %	of the first $250 million thereafter

[1]

From March 9, 2007 to August 3, 2007, Hansberger Global Investors, Inc. (“Hansberger”) managed the International Value Discipline, now advised by Natixis Advisors, pursuant to an interim sub-advisory agreement providing for a subadvisory fee of 0.45% of the first $250 million of the discipline’s average daily net assets and 0.40% of the discipline’s average daily net assets in excess of $250 million. As required by the 1940 Act and the rules thereunder, because the shareholders of the Portfolio did not approve a contract with Hansberger during the term of the interim agreement, Hansberger received the lesser of Hansberger’s costs in performing under the interim agreement and the amount set forth in the interim subadvisory agreement (plus interest). Prior to March 9, 2007, Hansberger had managed this discipline since the Portfolio's inception under an agreement approved by the Portfolio’s initial shareholder at the same rate set forth in the interim sub-advisory agreement.

[2]

Prior to April 3, 2006, Reich & Tang served as subadviser to the mid cap value discipline of Natixis Moderate Diversified Portfolio now managed by Dreman, pursuant to a subadvisory agreement providing for a subadvisory fee payable to Reich & Tang at the same rates as those currently paid by Natixis Moderate Diversified Portfolio to Dreman.

NATIXIS INCOME DIVERSIFIED PORTFOLIO

	11/17/05 - 12/31/05	1/01/06 - 12/31/06	1/01/07 - 12/31/07
Total Advisory Fee	$3,374	$170,485	$759,235
Natixis Advisors
Fee Earned	$1,591	$80,171	$361,781
Fee Waived[1], [4]	$1,591	$16	$10,486
Total Paid	—	$80,155	$351,295
AEW
Fee Earned	$706	$36,669	$151,051
Fee Waived[2], [5]	$706	$7	$—
Total Paid	—	$36,662	$151,051
Loomis Sayles
Fee Earned	$1,077	$53,645	$246,403
Fee Waived[3], [6]	$1,077	$10	$—
Total Paid	$1,077	$53,635	$246,403

[1]

In addition to waiving its advisory fee, Natixis Advisors assumed additional expenses of $47,661, $7,585 and $0 for the fiscal periods ended December 31, 2005, December 31, 2006 and December 31, 2007 respectively.

[2]	In addition to waiving its sub-advisory fee, AEW assumed additional expenses of $0, $3,470, and $0 for the fiscal periods ended December 31, 2005, December 31, 2006 and December 31, 2007 respectively.

[3]

In addition to waiving its sub-advisory fee, Loomis Sayles assumed additional expenses of $0, $5,076 and $0 for the fiscal periods ended December 31, 2005, December 31, 2006 and December 31, 2007 respectively.

[4]	In addition, Natixis Advisors recovered expenses assumed in the prior year of $0, $0 and $7,585 for the fiscal years ended December 31, 2005, 2006 and 2007.

[5]	In addition, AEW recovered expenses assumed in the prior year of $0, $0 and $3,470 for the fiscal years ended December 31, 2005, 2006 and 2007.

[6]	In addition, Loomis Sayles recovered expenses assumed in the prior year of $0, $0 and $5,076 for the fiscal years ended December 31, 2005, 2006 and 2007.

vi

For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, the following table shows the total advisory fees (including subadvisory fees) paid by Natixis Moderate Diversified Portfolio and of these amounts, the total paid to Natixis Advisors and the total paid to each subadviser of the Portfolio.

NATIXIS MODERATE DIVERSIFIED PORTFOLIO1

	1/1/05 - 12/31/05	1/1/06 - 12/31/06	1/1/07 - 12/31/07
Total Advisory Fee	$897,702	$855,364	$639,979
Natixis Advisors
Fee Earned	$420,190	$396,229	$297,053
Fee Waived[2]	$13,660	$4,942	$—
Total Paid	$406,530	$391,287	$297,053
Dreman
Total Paid	—	$42,952	$45,884
Active Investment
Fee Earned	$—	$—	$4,128
Fee Waived	—	—	$—
Total Paid	$—	$—	$4,128
Loomis Sayles
Fee Earned	$250,181	$228,906	$173,670
Fee Waived	—	—	$—
Total Paid	$250,181	$228,906	$173,670
Harris Associates
Total Paid	$118,527	$110,975	$89,868
Reich & Tang
Fee Earned	$54,050	$15,423	$—
Fee Waived	—	—	$—
Total Paid	$54,050	$15,423	$—
Hansberger
Fee Earned	$54,754	$60,879	$29,376
Fee Waived	—	—	$—
Total Paid	$54,754	$60,879	$29,376

[1]	In addition to waiving some or all of its advisory fee, Natixis Advisors assumed additional expenses of $0, $0, and $0 for the fiscal periods ended December 31, 2005, 2006 and 2007, respectively.

[2]	Prior to April 3, 2006, Reich & Tang served as subadviser to the mid cap value discipline of Natixis Moderate Diversified Portfolio now managed by Dreman.

vii

BROKERAGE COMMISSIONS

Set forth below are the amounts Natixis Income Diversified Portfolio paid in brokerage commissions for the period November 17, 2005 through December 31, 2005 and the fiscal years ended December 31, 2006 and December 2007 and the amounts Natixis Moderate Diversified Portfolio paid in brokerage commissions for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007.

For a description of how transactions in portfolio securities are effected and how the Portfolios’ advisers or subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in Part II of this Statement.

NATIXIS INCOME DIVERSIFIED PORTFOLIO

	11/17/05 - 12/31/05	1/01/06 - 12/31/06	1/1/07 - 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$0	$0	$0
Brokerage Commissions
Total Brokerage Commissions Paid	$964	$22,673	$44,334
Commissions paid to Brokers providing research services	$0	$0	$0
Commissions paid to Affiliated Brokers	$0	$0	$0

NATIXIS MODERATE DIVERSIFIED PORTFOLIO
	1/1/05 - 12/31/05	1/1/06 - 12/31/06	1/1/07 - 12/31/07
Brokerage Transactions
Allocated to brokers providing research services	$69,163,233	$62,336,607	$0
Brokerage Commissions
Total Brokerage Commissions Paid	$148,229	$121,234	$80,119
Commissions paid to Brokers providing research services	$68,676	$64,136	$0
Commissions paid to Affiliated Brokers[1]
Harris Associates Securities, L.P. (“HASLP”)*	$9,327	$0	$0
Reich & Tang Distributors, Inc. (“R&T Distributors”)**	$171	$0	$0

[1]

For the fiscal year ended December 31, 2007, Natixis Moderate Diversified Portfolio paid 0% and 0% of its total brokerage commissions to HASLP and R&T Distributors, respectively, and effected 0% and 0% of the aggregate dollar amount of its total brokerage transactions through HASLP and R&T Distributors, respectively.

*	HASLP is an affiliated person of Harris Associates, which served as a subadviser to the Natixis Moderate Diversified Portfolio during the period shown.

**	R&T Distributors is an affiliated person of Reich & Tang, who served as a subadviser to the Natixis Moderate Diversified Portfolio from January 1, 2006 through March 31, 2006.

For a description of how transactions in portfolio securities are effected and how the Portfolios’ adviser or subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in Part II of this Statement.

viii

Regular Broker-Dealers

The table below contains the aggregate value of securities of each Portfolio’s regular broker-dealers† (or the parent of the regular broker-dealers) held by each Portfolio, if any, as of the fiscal year ended December 31, 2007.

Portfolio	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Portfolio
Natixis Income Diversified Portfolio	Bank of America Corp.		$738,981
	Barclays Financial LLC Bear Stearns Cos., Inc. (The) Citigroup, Inc. Goldman Sachs Group, Inc. HSBC Bank PLC JPMorgan Chase & Co. Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc.	$ $ $ $ $ $ $ $	581,419 80,659 555,369 63,478 1,661,569 673,171 153,703 116,835

Natixis Moderate Diversified Portfolio	Barclays Financial LLC		$118,002
	Bear Stearns Cos. (The) Inc. Citigroup, Inc Countrywide Asset-Backed Certificates Credit Suisse group Goldman Sachs Group, Inc. HSBC Bank PLC JPMorgan Chase & Co.	$ $ $ $ $ $ $	152,955 208,589 163,700 121,342 614,614 279,591 958,788
	Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc.	$ $	474,724 770,606

†	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Sales Charges and 12b-1 Fees

As explained in Part II of this Statement, the Class A and Class C shares of each Portfolio pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Plans”). The following table shows the amounts of Rule 12b-1 fees paid by Natixis Income Diversified Portfolio for the period November 17, 2005 through December 31, 2005 and the fiscal years ended December 31, 2006 and December 31, 2007, and by Natixis Moderate Diversified Portfolio for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007. All amounts paid under the Plans during the period were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor’s expenses. The anticipated benefits to the Portfolios of the Plans include the ability to attract and maintain assets.

Natixis Income Diversified Portfolio	11/17/05 - 12/31/05	1/1/06 – 12/31/06	1/1/07 – 12/31/07
(Class A)	$1,526	$39,570	$148,770
(Class C)	$30	$151,692	$785,770

Natixis Moderate Diversified Portfolio	1/1/05 - 12/31/05	1/1/06 – 12/31/06	1/1/07 – 12/31/07
(Class A)	$107,925	$83,502	$58,817
(Class C)	$765,243	$806,475	$639,925

ix

During the fiscal year ended December 31, 2007, the Distributor's expenses relating to the Fund’s 12b-1 plans were as follows (compensation to broker-dealers excludes advanced commissions sold to a third party):

Fund	Advertising and Printing and Mailing of Prospectuses to other than current shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, carrying or other finance charges	Other Distribution Costs	Total
Natixis Income Diversified Portfolio	$15,193	$179,144	$772,779	$99,547	$0	$134,348	$1,201,011
Natixis Moderate Diversified Portfolio	$5,684	$19,388	$730,203	$11,328	$0	$59,669	$826,271

x

OWNERSHIP OF PORTFOLIO SHARES

As of April 3, 2008, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Portfolios set forth below.*

Portfolio	Shareholder and Address	Ownership Percentage
Natixis Income Diversified Portfolio[1],2
Class A	Citigroup Global Markets Inc 11155 Red Run Blvd 4th Floor Owings Mills, MD 21117-3256	43.32%
	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr East, 2nd Fl Jacksonville, FL 32246-6484	20.48%
Class C	Citigroup Global Markets Inc 11155 Red Run Blvd 4th Floor Owings Mills, MD 21117-3256	12.14%
	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr East, 2nd Fl Jacksonville, FL 32246-6484	61.05%
Natixis Moderate Diversified Portfolio[3]
Class A	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr East, Fl 2 Jacksonville, FL 32246-6484	68.94%
Class C	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr East, Fl 2 Jacksonville, FL 32246-6484	88.05%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Portfolio, it may be deemed to “control” such Portfolio within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Portfolios to take actions requiring the affirmative vote of holders of a plurality or majority of the Portfolio’s shares without the approval of the controlling shareholder.

[1]

As of April 3 2008, Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”) for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Drive East Fl 2, Jacksonville, FL 32246-6484 owned 42.16% of Natixis Income Diversified Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S.

[2]

As of April 3, 2008 Citigroup Global Markets Inc, 11155 Red Run Blvd, Owings Mills, MD 21117-3256 owned 26.66% of Natixis Income Diversified Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Citigroup Global Markets Inc.

[3]

As of April 3, 2008, MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Drive East Fl 2, Jacksonville, FL 32246-6484 owned 83.21% of Natixis Moderate Diversified Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S.

xi

Statement of Additional Information — PART II

May 1, 2008 for:

NATIXIS FUNDS TRUST I (formerly, IXIS Advisor Funds Trust I)

CGM Advisor Targeted Equity Fund (“Targeted Equity Fund”)

Natixis Income Diversified Portfolio (formerly, IXIS Income Diversified Portfolio) (“Income Diversified Portfolio”)

Natixis U.S. Diversified Portfolio (formerly, IXIS U.S. Diversified Portfolio) (“U.S. Diversified Portfolio”)

Hansberger International Fund (“International Fund”)

Vaughan Nelson Small Cap Value Fund (“Small Cap Value Fund”)

Westpeak 130/30 Growth Fund (formerly, Westpeak Capital Growth Fund) (“130/30 Growth Fund”)

NATIXIS FUNDS TRUST II (formerly, IXIS Advisor Funds Trust II)

Harris Associates Large Cap Value Fund (“Large Cap Value Fund”)

NATIXIS FUNDS TRUST III (formerly, IXIS Advisor Funds Trust III)

Harris Associates Focused Value Fund (“Focused Value Fund”)

Natixis Moderate Diversified Portfolio (formerly, IXIS Moderate Diversified Portfolio) (“Moderate Diversified Portfolio”)

NATIXIS FUNDS TRUST IV (formerly, IXIS Advisor Funds Trust IV)

AEW Real Estate Fund (“Real Estate Fund”)

This Statement of Additional Information contains information which may be useful to investors but which is not included in the Prospectuses of the series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV listed above (collectively the “Funds,” with each series being known as a “Fund”). Certain data applicable to particular funds is found in Part I of this Statement of Additional Information (together with this document, the “Statement”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Natixis Equity Funds Classes A, B and C Prospectus, the Natixis Equity Funds Class Y Prospectus or the Natixis Diversified Portfolio Classes A and C Prospectus, each dated May 1, 2008, as from time to time revised or supplemented (each a “Prospectus” and together “Prospectuses”). Investors may obtain a Prospectus without charge from Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at www.funds.natixis.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at www.funds.natixis.com.

XI233-0508

Part II

THE TRUSTS

Natixis Funds Trust I (formerly, IXIS Advisor Funds Trust I) is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated June 7, 1985, as amended and restated on June 2, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
The New England Life Government Securities Trust	June 1985 to August 1986
The New England Funds	September 1986 to March 1994
New England Funds Trust I	April 1994 to December 2000
Nvest Funds Trust I	January 2000 to April 2001
CDC Nvest Funds Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust I	May 2005 to August 2007
Natixis Funds Trust I	August 2007 to present

Natixis Funds Trust I has seven (7) separate portfolios. One of the portfolios has a different fiscal year end and information regarding this portfolio can be found in the Natixis Funds Statement of Additional Information dated February 1, 2008. CGM Advisor Targeted Equity Fund is the successor of NEL Growth Funds, Inc., which commenced operations in 1968. Hansberger International Fund was organized in 1995 and commenced operations on December 29, 1995. Prior to March 1, 2004, Hansberger International Fund was named “CDC Nvest Star International Fund”. Natixis U.S. Diversified Portfolio was organized in 1994 and commenced operations on July 7, 1994. Prior to August 1, 2007, Natixis U.S. Diversified Portfolio was named “IXIS U.S. Diversified Portfolio”. Vaughan Nelson Small Cap Value Fund was organized in 1996 and commenced operations on December 31, 1996. Prior to March 1, 2004, Vaughan Nelson Small Cap Value Fund was named “CDC Nvest Star Small Cap Fund”. Westpeak 130/30 Growth Fund was organized in 1992 and commenced operations on August 3, 1992. Prior to August 1, 2007, Westpeak 130/30 Growth Fund was named “Westpeak Capital Growth Fund”. Natixis Income Diversified Portfolio was organized in 2005 and commenced operations on November 17, 2005. Prior to August 1, 2007, Natixis Income Diversified Portfolio was named “IXIS Income Diversified Portfolio.”

Natixis Funds Trust II (formerly, IXIS Advisor Funds Trust II) is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended and restated on June 2, 2005, and consisted of a single Fund (now the Harris Associates Large Cap Value Fund) until January 1989, when the Trust was reorganized as a “series” company as described in Section 18(f)(2) of the 1940 Act. Currently, each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Investment Trust of Boston	May 1931 to November 1988
Investment Trust of Boston Funds	December 1988 to April 1992
TNE Funds Trust	April 1992 to March 1994
New England Funds Trust II	April 1994 to January 2000
Nvest Funds Trust II	January 2000 to April 2001
CDC Nvest Funds Trust II	May 2001 to April 2005
IXIS Advisor Funds Trust II	May 2005 to August 2007
Natixis Funds Trust II	August 2007 to present

Natixis Funds Trust II currently has two (2) separate portfolios. One of the portfolios has a different fiscal year end, and information regarding this portfolio can be found in the Natixis Funds Statement of Additional Information dated February 1, 2008. Harris Associates Large Cap Value Fund was organized in 1931 and commenced operations on May 6, 1931. Prior to March 1, 2004, Harris Associates Large Cap Value Fund was named “Harris Associates Growth and Income Fund”.

Natixis Funds Trust III (formerly, IXIS Advisor Funds Trust III) is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended and restated on August 26, 2005. Each series of the Trust (except Harris Associated Focused Value Fund) is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
New England Funds Trust III	August 1995 to January 2000
Nvest Funds Trust III	January 2000 to April 2001
CDC Nvest Funds Trust III	May 2001 to April 2005
IXIS Advisor Funds Trust III	May 2005 to August 2007
Natixis Funds Trust III	August 2007 to present

Natixis Funds Trust III has two (2) portfolios. Harris Associates Focused Value Fund was organized in 2001 and commenced operations on March 15, 2001. Natixis Moderate Diversified Portfolio commenced operations on July 15, 2004. Prior to August 1, 2007, Natixis Moderate Diversified Portfolio was named “IXIS Moderate Diversified Portfolio”.

Natixis Funds Trust IV (formerly, IXIS Advisor Funds Trust IV) is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f) (2) of the 1940 Act. The sole series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001
CDC Nvest Companies Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust IV	May 2005 to August 2007
Natixis Funds Trust IV	August 2007 to present

Natixis Funds Trust IV has one portfolio, the Real Estate Fund, which commenced operations on September 1, 2000.

INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

The following is a list of certain investment strategies, including particular types of securities, instruments, or specific practices, which may be used by the adviser or subadviser of a Fund in managing the Fund. Each Fund’s principal strategies are detailed in its Prospectus. Due to the multi-manager approach of Income Diversified Portfolio, Moderate Diversified Portfolio and U.S. Diversified Portfolio, investing in a certain security or engaging in a certain practice may be a principal strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies. The list under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in Part I of this Statement, or under applicable law, each Fund may engage in each of the strategies and invest in each security and instrument listed below. The adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specifically enumerated under each category. However, the Fund is not required to engage in a particular transaction or invest in any security or instrument even if to do so might benefit the Fund. The adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser or subadviser may invest in any security that falls under the specific category including securities that are not listed below. The Prospectus or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus or this Statement.

Fund	Securities	Practices
Real Estate Fund

Debt Securities (Mortgage-related Securities,

Collateralized Mortgage

Obligations, Zero-Coupon Securities,

Convertible Securities)

Equity Securities (REITs, Real Estate

Securities)

Foreign Securities (Depositary Receipts)

Initial Public Offerings Private Placements Illiquid Securities When-issued Securities

130/30 Growth Fund

Debt Securities (Investment Grade Fixed Income

Securities, Zero-Coupon

Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Investment Companies)

Foreign Securities (Bonds, Depositary

Receipts, Supranational Entities, Currency Hedging Transactions)

Initial Public Offerings Reverse Repurchase Agreements Illiquid Securities Futures Contracts Options Swap Contracts Short Sales

Large Cap Value Fund

Debt Securities (Investment Grade Fixed Income

Securities, Zero-Coupon

Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Investment Companies)

Foreign Securities (Supranational Entities,
Depositary Receipts, Currency

Hedging)

Initial Public Offerings Futures Contracts Options Swap Contracts Illiquid Securities Borrowing

Focused Value Fund

Debt Securities (Convertible Securities,

Investment Grade Fixed Income Securities,

Zero-Coupon Securities, Pay-in-Kind Securities, Lower Quality Corporate Securities, U.S. Government Securities)

Equity Securities (Investment Companies)

Foreign Securities (Supranational Entities,
Depositary Receipts, Bonds, Currency Hedging)

Initial Public Offerings When-issued Securities Futures Contracts Options Illiquid Securities Short Sales Reverse Repurchase Agreements

U.S. Diversified Portfolio

Debt Securities (Structured Notes, Zero-Coupon Securities, Pay-in-Kind Securities, “Stripped” Securities,

Step-Coupon Securities, Mortgage-related Securities, Asset-backed Securities, Collateralized Mortgage Obligations, U.S. Government Securities)

Equity Securities (Investment Companies)

Foreign Securities (Bonds, Currency Hedging,

Supranational Entities, Emerging Markets, Depositary Receipts, Currency Speculation)

Initial Public Offerings When-issued Securities Privatizations Futures Contracts Options Swap Contracts Illiquid Securities Short Sales Reverse Repurchase Agreements

Fund	Securities	Practices

Small Cap Value Fund

Debt Securities (Structured Notes,

Mortgage-related Securities, Asset-backed Securities, Collateralized Mortgage Obligations, Step-Coupon Securities, Pay-in-Kind Securities, Zero-Coupon Securities, Section 4(2) Commercial Paper, Stripped Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Investment

Companies)

Foreign Securities (Bonds, Currency

Hedging, Currency Speculation, Emerging Markets, Depositary Receipts, Supranational Entities)

Initial Public Offerings When-issued Securities Privatizations Futures Contracts Options Swap Contracts Illiquid Securities Short Sales Reverse Repurchase Agreements

International Fund

Debt Securities (Structured Notes, Zero-Coupon Securities, Stripped Securities, Mortgage-related Securities,

Asset-backed Securities, Step-Coupon Securities,

Pay-in-Kind Securities, Collateralized Mortgage

Obligations, U.S. Government Securities)

Equity Securities (Investment Companies, Convertible Preferred Stocks)

Foreign Securities (Bonds, Currency Hedging, Currency Speculation, Supranational Entities, Emerging Markets, Depositary Receipts)

Initial Public Offerings When-issued Securities Privatizations Futures Contracts Options Swap Contracts Illiquid Securities Short Sales Reverse Repurchase Agreements

Targeted Equity Fund

Debt Securities (Investment Grade Fixed Income Securities, Zero-Coupon Securities, Convertible Securities, U.S. Government Securities)

Equity Securities: (Investment Companies, REITs)

Foreign Securities

Money Market Instruments

Initial Public Offerings Futures Contracts Swap Contracts Reverse Repurchase Agreements

Fund	Securities	Practices
Income Diversified Portfolio

Debt Securities (Asset-backed Securities, Bank Loans, Collateralized Mortgage Obligations, Lower Quality Fixed Income Securities, Investment Grade Fixed Income Securities, Mortgage-related Securities, Structured Notes, Stripped Securities, Step Coupon Securities, Zero-Coupon Securities, Pay-in-Kind Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Investment Companies, REITs, Real Estate Securities, Preferred Securities)

Foreign Securities (Bonds, Supranational Entities, Developed Markets, Currency Hedging Transactions, Depositary Receipts, Emerging Markets, Foreign Currency)

Money Market Instruments

Initial Public Offerings

When-issued Securities

Privatizations

Futures Contracts

Options

Swap Contracts

Short Sales

Illiquid Securities

Private Placements

Reverse Repurchase Agreements

Securities Lending

Short Term Trading

Moderate Diversified Portfolio

Debt Securities (Asset-backed Securities, Collateralized Mortgage Obligations, Investment Grade Fixed Income Securities, Structured Notes, Stripped Securities, Zero-Coupon Securities, Pay-in-Kind Securities, Convertible Securities, U.S. Government Securities)

Equity Securities (Investment

Companies)

Foreign Securities (Bonds, Depositary

Receipts, Supranational Entities, Emerging Markets, Currency Hedging )

Initial Public Offerings When-issued Securities Futures Contracts Options Swap Contracts Short Sales Illiquid Securities Privatizations Reverse Repurchase Agreements

Investment Strategies

TYPES OF SECURITIES

Debt Securities

Each of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends either on a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. Government securities do not involve the credit risks associated with other types of fixed income securities; as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value to increase or decrease.

Adjustable Rate Mortgage Security (“ARM”)

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage.

Asset-Backed Securities

Some Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Bank Loans

Some Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. A Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A Fund may also acquire a participation interest in another lender’s portion of the senior loan.

Collateralized Mortgage Obligations (“CMOs”)

Some Funds may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described under “Mortgage-Related Securities” below.

Convertible Securities

Some Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed income securities, but usually provide a lower yield than comparable fixed income securities. Many convertible securities are relatively illiquid.

Fixed Income Securities

Some Funds may invest in fixed income securities. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed income securities generally vary inversely with changes in interest rates. Prices of fixed income securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment Grade Fixed Income Securities. To be considered investment grade quality, at least one of the three major rating agencies (such as Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”)) must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s adviser or subadviser must have determined it to be of comparable quality.

Lower Quality Fixed Income Securities. Lower quality fixed income securities (commonly referred to as “junk bonds”) are below investment grade quality. To be considered below investment grade quality, none of the major rating agencies must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s adviser or subadviser must have determined it to be of comparable quality.

Lower quality fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower quality fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in lower quality fixed income securities, a Fund’s achievement of its objective may be more dependent on the adviser’s or the subadviser’s own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower quality fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower quality fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if the Fund’s adviser or subadviser believes it would be advantageous to do so.

Inflation-Linked and Inflation-Indexed Securities

Some Funds may invest in inflation-linked securities. The principal amount of these bonds increases with increases in the price index used as a reference for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation linked securities. If inflation is lower than expected during a period a Fund holds inflation-linked securities, the

Funds may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. Government (see “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Mortgage Dollar Rolls

Some Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Some Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Pay-in-Kind Securities

Some Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Preferred Stock

Some Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Step-Coupon Securities

Some Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Some Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff’s position. Stripped securities may be considered derivative securities.

Structured Notes

Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser’s or subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s or subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. Government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

Treasury Inflation-Protected Securities (“TIPS”) - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities. If a government sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely affected. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

See “Mortgage-Related Securities” above for additional information on these securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities, potentially in a significant amount. The value of your investment in a fund that invests in equity securities may decrease. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See “Small Capitalization Companies” below. A Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities may be more difficult to sell under some market conditions.

Growth Stocks and Value Stocks

Some Funds may invest in growth stocks and value stocks. Growth stocks are those stocks of companies that an adviser believes have earnings that will grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

Value stocks are those stocks of companies that the adviser believe are undervalued compared to their true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the adviser’s assessment of a company’s prospects is wrong or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it. The Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, they fit into.

Investment Companies

Some Funds may invest in other investment companies. Investment companies, including companies such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. In other circumstances, the market value of an investment company’s shares may be less than the net asset value per share of the investment company.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Market Capitalizations

Some Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies are, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

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Small Capitalization Companies — Some Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Real Estate Investment Trusts (REITs)

Some Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from a REIT will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Warrants and Rights

Some Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are often freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Foreign Securities

Some Funds may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its net asset value (“NAV”), the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see “Net Asset Value.”

Depositary Receipts

Some Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Supranational Entities

Some Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described below under “Foreign Currency Transactions.”

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund either “earmarked” on the Fund’s records or in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. A Fund’s use of currency transactions may be limited by tax considerations. The adviser or subadviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. A Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See “Futures Contracts,” “Options” and “Swap Contracts” below.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Money Market Instruments

Each Fund may seek to minimize risk by investing in money market instruments, which are high quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes. However, even though money market instruments are generally considered to be high quality and a low risk investment, recently a number of issuers of money market and money market type instruments have experience financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Fund’s adviser or subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities. Some of these derivative instruments are discussed in detail elsewhere in this Statement.

Futures Contracts

Some Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract, depending on applicable exchange rules. Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” If a Fund has a long position in a futures contract it will designate on the Fund’s records or establish a segregated account with the Fund’s custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Fund will designate on the Fund’s records or establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts. For futures contracts which are contractually required to settle in cash (rather than by delivery of the underlying security or commodity), the Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market of such contract.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is typically closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is typically closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Illiquid Securities

Some Funds may purchase illiquid securities. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. In addition, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Some Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. Some Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by each Trust’s Board of Trustees, that the particular issue is liquid.

Initial Public Offerings

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Options

Some Funds may purchase options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. An “American style” option allows exercise of the option at any time during the term of the option. A “European style” option allows an option to be exercised only at the end of its term. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission.

A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if a Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund is designated on the Fund’s records or placed in a segregated account with its custodian.

A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price either in a segregated account with the Fund’s custodian or designated on the Fund’s records, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer’s position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Fund to write another put option secured by the assets used to cover the closed put option. In addition, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If a Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities. Conversely, writing a call option limits the opportunity for gain on the securities under the option.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Fund will have a net gain from the options transaction, and the Fund’s total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by a Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive, upon exercise of the warrant, a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. In addition, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Some Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund’s custodian or designated on the Fund’s records. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund’s obligation under the call option over (y) the value of such securities.

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Swap Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian or designated on the Fund’s records cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund’s hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as “derivatives” and involve special risks. Use of options, futures or swaps for purposes other than hedging may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that a Fund would have to exercise the option in order to realize any profit or protect against loss. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are developing, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of a Fund’s adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that a Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate perfectly with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. In addition, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-counter Options Some Funds may enter into over-the-counter options. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities for purposes of the Fund’s investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a “primary dealer” in U.S. Government securities is the other party to an option contract in U.S. Government securities written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the “cover” assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is “in-the-money”).

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has established standards for the creditworthiness of the primary dealers with which certain Funds subadvised by Loomis Sayles may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that a Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations. Income earned by the Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Fund is required to use taxable fixed income securities as margin, the portion of the Fund’s dividends that is taxable to shareholders will be larger than if the Fund is permitted to use tax-exempt bonds for that purpose.

The Funds are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Future Developments. The above discussion relates to the Funds’ proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, the Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Private Placements

Some Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the Securities Act, the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act) or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of a Fund’s investment adviser or subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Some Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. In addition, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements

Some Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Funds.

•

Dollar Rolls. Dollar rolls may be considered a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds. See “Mortgage Dollar Rolls” for more information.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the Adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans shipping fees and custodian and placement fees approved by the Boards of Trustees of the Trusts or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short Sales

In short sales transactions, the Fund sells a security it may not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund borrows the security to make delivery to the buyer. In closing out its short position, the Fund is obligated to replace the security so borrowed either by delivering the security that it holds in its portfolio or by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, in a “naked” short sale, the seller does not borrow or arrange to borrow the securities in time to make delivery to the buyer.

While a short sale is made by selling a security the seller does not own, a Fund may also sell securities short “against the box,” that is: (1) enter into short sales of securities that they currently own or have the right to acquire through the conversion or exchange of other securities that they own without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Funds’ short positions remain open. In addition to selling shares short against the box, the Focused Value Fund only may make short sales if immediately after such short sale the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against the box) does not exceed 5% of the value of the Focused Value Fund’s net assets, and the Fund covers such short sales as described in the following paragraph.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must designate on its records or deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short. With respect to securities that are not sold short against the box, the Focused Value Fund may cover its short positions by maintaining in a separate account with the Fund’s custodian or designating on its records cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

Short sales against the box may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

Risks. Short sale transactions involve certain risks. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the subadviser’s research and the management team’s investment decisions. In addition, as noted above, in a short sell that is not against the box, the risk of loss is potentially unlimited.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. U.S. Diversified Portfolio, Small Cap Value Fund and International Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

The risks associated with short sales are particularly pronounced for the 130/30 Growth Fund because it typically holds short positions equal to approximately 30% of its net assets.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in each Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser’s investment discretion in managing a Fund’s assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

When-Issued Securities

“When-issued” securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. A Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser and subadviser(s) of each Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) or invest up to 100% of its assets in high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic and market conditions.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when each Fund’s adviser or subadviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Funds have adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at www.funds.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds’ principal underwriter. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure to SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds with Class B shares);

(4)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to RiskMetrics Group and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to the advisers and subadvisers of the Funds (votable portfolio holdings of issuers as of record date for shareholder meetings);

(5)	Disclosure to employees of the Funds’ advisers, subadvisers, principal underwriter, administrator, custodian, fund accounting agent and independent registered public accounting firm, fund counsel and independent trustee counsel, as well as to broker dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entities that receive information pursuant to this exception are Evare LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Hansberger International Fund, Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Dreman subadvised discipline of the Natixis Moderate Diversified Portfolio, GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items, Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the disciplines of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio managed by Active Investment Advisors, Bloomberg (daily disclosure of full portfolio holdings with respect to the Loomis Sayles sub-advised equity segments of Natixis U.S. Diversified Portfolio and Natixis Moderate Diversified Portfolio), Electra (daily disclosure of full portfolio holdings with respect to the Loomis Sayles sub-advised segments of the Funds), Lehman Point and Yield Book (periodic disclosure of full portfolio holdings with respect to the Loomis Sayles sub-advised fixed income segments of Natixis Income Diversified Portfolio and Natixis Moderate Diversified Portfolio). The Funds’ Board of Trustees exercises oversight of the disclosure of the Funds’ portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by a Fund’s adviser or subadviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, subadviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund’s adviser or subadviser or by any affiliated person of the adviser or subadviser.

MANAGEMENT OF THE TRUSTS

The Trusts are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons” as defined in the 1940 Act, of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For the purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons” of the relevant Trust.

Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)

Trustee

Since 1984 for Natixis Funds Trust I (including its predecessors); since 1995 for Natixis Funds Trust II and Natixis Funds Trust III; since 2000 for Natixis Funds Trust IV

Contract Review and Governance

Committee Member

		Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	42 None

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV Chairman of the Contract Review and Governance Committee	Retired	42 None

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III; since 2000 for Natixis Funds Trust IV Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)

Jonathan P. Mason (1958)	Trustee Since 2007 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	42 None

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II; since 1995 for Natixis Funds Trust III; and since 2000 for Natixis Funds Trust IV

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance and CFO, Harvard Medical School	42 None

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV	President, Chairman, Director, and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None

John T. Hailer[2] (1960)	Trustee Since 2000 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV	President and Chief Executive Officer, Natixis Global Associates, Inc. and; Natixis Global Asset Management, L.P. – U.S. and Asia; formerly, President and Chief Executive Officer, Natixis Asset Management Advisors, L.P. and Natixis Distributors L.P.	42 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds trusts, Loomis Sayles Funds trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.
***	The trustees of the Trusts serve as trustees of a fund complex that includes all series of Gateway Trust, Hansberger International Series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Fund Complex”).
[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles & Company, L.P.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer of Natixis Global Asset Management, L.P. – U.S. and Asia and Natixis Global Associates, Inc.

Officers of the Trusts

Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

David Giunta (1965)	President and Chief Executive Officer, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV	Since February 2008	President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Distribution Corporation; formerly, President, Fidelity Charitable Gift Fund; formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds trusts, Loomis Sayles Funds trusts and Hansberger International Series. Previous positions during the past five years with the Distributor or Natixis Advisors are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Standing Board Committees

The trustees have delegated certain authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of each Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended December 31, 2007, this Committee held five meetings.

The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Advisors, L.P., 399 Boylston Street, Boston, 12th Floor, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications, which may include (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended December 31, 2007, this Committee held five meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee

Daniel M. Cain – Chairman	Edward A. Benjamin - Chairman
Jonathan P. Mason	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

As of December 31, 2007, the trustees had the following ownership in the Funds:

Independent Trustees

Dollar Range of Equity Securities in the Fund*	Graham T. Allison, Jr.**	Charles D. Baker**	Edward A. Benjamin**	Daniel M. Cain**	Jonathan P. Mason**	Sandra O. Moose	Cynthia L. Walker**
Real Estate Fund	E	A	A	A	A	A	A
Targeted Equity Fund	E	C	A	A	A	A	A
Focused Value Fund	A	A	E	A	A	A	A
Large Cap Value Fund	A	A	A	A	A	A	A
International Fund	A	A	A	E	A	A	C
Small Cap Value Fund	A	A	A	E	A	A	A
U.S. Diversified Portfolio	E	A	A	A	A	C	B
Income Diversified Portfolio	A	A	A	A	A	A	A
Moderate Diversified Portfolio	A	A	A	A	A	A	A
130/30 Growth Fund	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies	E	D	E	E	C	E	E

*	A.	None
	B.	$1 - 10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	over $100,000
**	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Equity Securities in the Fund*	Robert J. Blanding	John T. Hailer
Real Estate Fund	A	A
Targeted Equity Fund	A	D
Focused Value Fund	A	A
Large Cap Value Fund	A	A
International Fund	A	A
Small Cap Value Fund	A	A
U.S. Diversified Portfolio	A	A
Income Diversified Portfolio	A	A
Moderate Diversified Portfolio	A	A
130/30 Growth Fund	A	A

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies	E	E

*	A.	None
	B.	$1 - 10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	over $100,000

Trustee Fees

The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds trusts, Loomis Sayles Funds trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2007, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and AEW Real Estate Income Fund (a closed-end fund that has since been liquidated). The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended December 31, 2007

	Aggregate Compensation from Natixis Funds Trust I*	Aggregate Compensation from Natixis Funds Trust II*	Aggregate Compensation from Natixis Funds Trust III*	Aggregate Compensation from Natixis Funds Trust IV*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex **

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.	$12,248	$2,837	$3,408	$1,478	$0	$0	$100,750
Charles D. Baker	$11,369	$2,622	$3,115	$1,361	$0	$0	$92,700
Edward A. Benjamin	$13,446	$3,113	$3,733	$1,622	$0	$0	$111,000
Daniel M. Cain	$13,061	$3,007	$3,538	$1,572	$0	$0	$111,200
Richard Darman****	$10,726	$2,459	$2,986	$1,286	$0	$0	$88,750
Jonathan P. Mason***	$8,245	$1,867	$2,098	$963	$0	$0	$68,250
Sandra O. Moose	$13,651	$2,029	$1,838	$1,220	$0	$0	$200,000
Cynthia L. Walker	$11,862	$2,731	$3,214	$1,427	$0	$0	$100,950

INTERESTED TRUSTEES

John T. Hailer	$0	$0	$0	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal years ended December 31, 2007 and January 31, 2008, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust I as of December 31, 2007 for the trustees is as follows: Allison ($853,156), Baker ($36,925), Benjamin ($188, 238), Cain ($333,206), Darman ($382,157), Mason ($12,088) and Walker ($73,298). The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2007 for the trustees is as follows: Allison ($187,415), Baker ($8,111), Benjamin ($41,351), Cain ($73,196), Darman ($83,949), Mason ($2,655) and Walker ($16,102). The total amount of deferred compensation accrued for Natixis Funds Trust III as of December 31, 2007 for the trustees is as follows: Allison ($67,998), Baker ($2,943), Benjamin ($15,003), Cain ($26,557), Darman ($30,459), Mason ($963) and Walker ($5,842). The total amount of deferred compensation accrued for Natixis Funds Trust IV as of January 31, 2008 for the trustees is as follows: Allison ($24,625), Baker ($1,066), Benjamin ($5,433), Cain ($9,617), Darman ($11,030), Mason ($349) and Walker ($2,116).

**	Total Compensation represents amounts paid during the fiscal year ended December 31, 2007 and January 31, 2008 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-two (42) funds as of December 31, 2007. The number of trusts and funds includes the AEW Real Estate Income Fund, which was liquidated on April 13, 2007, the IXIS Equity Diversified Portfolio, which was liquidated on August 3, 2007 and the Natixis Value Fund, which merged with the Loomis Sayles Value Fund on October 12, 2007.
***	Mr. Mason was appointed trustee effective April 1, 2007.
****	Mr. Darman served as a Trustee until his death on January 25, 2008.

The Natixis Funds trusts and Loomis Sayles Funds trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

Management Ownership

As of April 3, 2008, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust.

Code of Ethics

The Trusts, their advisers and subadvisers, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are available on the SEC’s EDGAR system which can be accessed through www.sec.gov.

Proxy Voting Policies

The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Funds’ investment adviser or subadviser(s). Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of each Fund and its shareholders. The adviser or subadviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that adviser or subadviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser or subadviser. Because each advisor and subadvisor manages its portfolio independently from the other, the different Funds and/or different segments of the same Fund may vote differently on the same matter. The adviser or subadviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser or subadviser shall make available to each Fund, or Natixis Advisors, the Funds’ administrator, the records and information maintained by the adviser or subadviser under the Guidelines.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2007 is available without charge through the Funds’ website, www.funds.natixis.com and on the SEC’s website at www.sec.gov.

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) Generally, proxy voting responsibilities and authority are delegated to a Fund’s subadviser. In situations where Natixis Advisors retains proxy voting authority, it follows the following guidelines. As of the date of this Statement, Natixis Advisors retains proxy voting authority only with respect to those sleeves of Income Diversified Portfolio and Moderate Diversified Portfolio which are managed by Active Investment Advisors. Natixis Advisors has a fiduciary responsibility to exercise voting authority over securities held in client portfolios. Decisions regarding the voting of proxies shall be made solely in the interest of each client account advised by Natixis Advisors with the exclusive purpose being to provide benefits to clients by considering those factors that affect the value of their securities.

Natixis Advisors utilizes the services of a third party proxy service provider (“Proxy Service Provider”), a proxy-voting agent. The Proxy Service Provider may maintain records, provide reports, develop models and research, and vote proxies in accordance with instructions and guidelines provided by Natixis Advisors. These instructions and guidelines shall be consistent with the Proxy Voting Policy of Natixis Advisors, which generally votes “for” proposals that, in the judgment of Natixis Advisors, would serve to enhance shareholder value, and generally votes “against” proposals that, in the judgment of Natixis Advisors, would impair shareholder value.

These instructions and guidelines direct the proxy-voting agent, on behalf of Natixis Advisors and those clients for which Natixis Advisors has retained investment discretion, to vote for or against specific types of routine proposals, while generally reserving other non-routine proposals for Natixis Advisors to decide on a case-by-case basis.

With respect to proposals to be decided by Natixis Advisors on a case-by-case basis, appropriate personnel of Natixis Advisors have the responsibility to determine how the proxies should be voted and for directing the proxy-voting agent to vote accordingly. In all cases the responsible persons shall endeavor to vote each proxy in the interests of client accounts. An internal committee of Natixis Advisors shall review Natixis Advisors’ proxy-voting policy on an annual basis.

AEW Management and Advisors, L.P. (“AEW”) AEW utilizes the services of a third party proxy service provider to assist in voting proxies. When voting proxies and responding to tender offers, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients’ investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving any proxy vote, AEW will vote in accordance with recommendations provided by an independent party proxy service provider.

BlackRock Investment Management, LLC (“BlackRock”). BlackRock has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, BlackRock’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that BlackRock believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that BlackRock considers the interests of its clients, including the Funds, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of its clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, BlackRock has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of BlackRock’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of BlackRock’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from BlackRock’s Legal Department appointed by BlackRock’s General Counsel. The Committee’s membership shall be limited to full-time employees of BlackRock. No person with any investment banking, trading, retail brokerage or research responsibilities for BlackRock’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with BlackRock might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to BlackRock and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for BlackRock and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. BlackRock believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for BlackRock on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that BlackRock will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist BlackRock in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock by ISS include in-depth research, voting recommendations (although BlackRock is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist a Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

BlackRock’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, BlackRock generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, BlackRock will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, BlackRock may be required to vote proxies in respect of an issuer where an affiliate of BlackRock (each, an “Affiliate”), or a money management or other client of BlackRock, including investment companies for which BlackRock provides investment advisory, administrative and/or other services (each, a “Client”), is involved. The Proxy Voting Procedures and BlackRock’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by BlackRock’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of BlackRock’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter BlackRock’s normal voting guidelines or, on matters where BlackRock’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to BlackRock on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with BlackRock’s fiduciary duties.

Capital Growth Management Limited Partnership (“CGM”) CGM’s policy is to vote – not abstain from voting – on all issues presented on portfolio securities held for its advisory clients. All issues presented for security holder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the “manager”), under the supervision of the CGM Proxy Committee (the “Proxy Committee”). Managers may, but are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

The Proxy Committee shall consider all potential conflicts of interest brought to its attention, and will determine whether there exists a material conflict of interest with respect to the matters in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM’s decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

Where it is determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted.

Dreman Value Management LLC (“Dreman”) Dreman may retain the services of third parties to assist in the coordinating and voting of proxies. Dreman votes proxies in the best interests of each client, which may result in different voting results for proxies for the same issuer. Dreman believes that voting proxies in accordance with the following guidelines is in the best interest of its clients. Generally, Dreman will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. Generally, Dreman will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, Dreman will determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others: 1) whether the proposal was recommended by management and Dreman’s opinion of management; 2) whether the proposal acts to entrench existing management; and 3) whether the proposal fairly compensates management for past and future performance. Dreman’s Compliance Officer will identify any conflicts of interest that exist between Dreman and its clients. If material conflicts exist, Dreman will determine whether voting in accordance with the guidelines described above is in the best interests of the client. Dreman will also determine if it is appropriate to disclose the conflict to the client and provide the client with the opportunity to vote the proxy itself.

Hansberger Global Investors, Inc. (“Hansberger”) Hansberger utilizes the services of a third party proxy service provider (“Proxy Service Provider”) to assist in voting proxies. The Proxy Service Provider is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. The Proxy Service Provider’s primary function with respect to Hansberger is to apprise Hansberger of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Hansberger may consider the Proxy Service Provider’s and others’ recommendations on proxy issues, Hansberger bears ultimate responsibility for proxy voting decisions.

Hansberger takes reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of the clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Hansberger’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, Hansberger generally votes in accordance with the recommendations of the Proxy Service Provider on these issues, although, on occasion Hansberger abstains from voting on these issues. When making proxy-voting decisions, Hansberger generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time. The Guidelines, which have been developed with reference to the positions of the Proxy Service Provider, set forth Hansberger’s positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of the Proxy Service Provider’s standard operating policies.

From time to time, proxy voting proposals may raise conflicts between the interests of Hansberger’s clients and the interests of Hansberger and its employees. Hansberger takes certain steps designed to ensure a decision to vote the proxies was based on the clients’ best interest and was not the product of the conflict. Hansberger’s Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter is required to disclose that conflict to the Chief Compliance Officer and may be required to excuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the Proxy Service Provider’s vote recommendation should, in most cases, adequately address any possible conflicts of interest.

Harris Associates L.P. (“Harris Associates”) Harris Associates’ Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. Harris Associates will normally vote proxies in accordance with these guidelines unless the Proxy Committee determines that it is in the best economic interests of shareholders to vote contrary to the guidelines. Harris Associates voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

The Proxy Committee, in consultation with Harris Associates’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris Associates, when a client of Harris Associates is involved in a proxy contest (such as a corporate director), or when an employee of Harris Associates has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of our clients as shareholders, Harris Associates will vote in accordance with either our written guidelines or the recommendation of an independent third-party voting service. If Harris Associates believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of shareholders, our Proxy Voting Conflicts Committee will determine how shares should be voted.

Loomis Sayles & Company, L.P. (“Loomis Sayles”) Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting

Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) Vaughan Nelson utilizes the services of a third party proxy service provider (“Proxy Service Provider”) to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice.

Westpeak Global Advisors, L.P. (“Westpeak”) Westpeak’s proxy voting activities are carried out under the direction of its Proxy Committee, which consists of at least three Westpeak officers. The Proxy Committee has established a comprehensive set of Proxy Voting Guidelines that is implemented by Westpeak’s proxy voting agent. These guidelines identify many types of proposals commonly presented to shareholders, and reflect the Proxy Committee’s general views as to how best to further the economic interest of Westpeak’s clients. The Proxy Voting Guidelines include a brief summary of the rationale for each guideline.

The voting agent analyzes each proxy issue using the Proxy Voting Guidelines. Since issues affecting the exercise of voting rights are not normally addressed in Westpeak’s quantitative investment process, the Proxy Committee generally determines to vote all shares in accordance with the Proxy Voting Guidelines. The Proxy Committee may determine to vote shares contrary to the Proxy Voting Guidelines, but will only do so at a client’s specific direction or if it believes that voting in such manner is in the best interests of Westpeak’s clients.

Certain types of proposals may not be contemplated by Westpeak’s Proxy Voting Guidelines. In addition, Westpeak has identified a limited number of proposal types where the stringency of a pre-set guideline is not appropriate. These issues are reviewed by Westpeak’s Proxy Committee and voted on a case-by-case basis in a manner Westpeak believes to be in the best interests of its clients.

It is possible that actual or apparent conflicts may arise between Westpeak’s interests and those of Westpeak’s clients in connection with the voting of proxies. To help ensure that all proxies are voted in the best interests of Westpeak’s clients, Westpeak’s Chief Compliance Officer reviews each case where the Proxy Committee exercises discretion on a case-by-case basis (i.e., where a proposal is not contemplated by Westpeak’s Proxy Voting Guidelines, where the Proxy Voting Guidelines specifically require a case-by-case determination, or where the Proxy Committee determines to vote contrary to Westpeak’s Proxy Voting Guidelines), for material conflicts of interest. To facilitate this process, in each case where the Proxy Committee exercises discretion on a case-by-case basis, the Proxy Committee members are directed to disclose to the Chief Compliance Officer if they have knowledge of any actual or apparent conflict of interest involving Westpeak, Westpeak’s affiliates, or their respective officers, directors or employees, in connection with such proxy.

It is Westpeak’s policy that its investment decisions on behalf of clients shall not be influenced in any way by Westpeak’s affiliates’ client interests. This policy extends to Westpeak’s voting of proxies on behalf of its clients.

If Westpeak’s Chief Compliance Officer determines that a material conflict of interest exists with respect to a proxy, Westpeak may (i) notify the affected client of the conflict and seek such clients’ proxy voting directions on the matter, (ii) seek voting instructions from an independent third party, or (iii) vote the proxies without seeking instructions from the client or an independent third party, provided that the basis for Westpeak’s conclusion that the proxies were voted in the best interests of clients is documented in writing.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds

Natixis Asset Management Advisors, L.P. (formerly IXIS Asset Management Advisors, L.P.) (“Natixis Advisors”), formed in 1995, is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis is 30, avenue Pierre Mendes-France, 75013 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $291 billion in assets under management or administration as of December 31, 2007.

Active Investment Advisors (“Active”) is a division of Natixis Advisors that specializes in providing customized, actively managed index solutions in the separate account market.

AEW Management and Advisors, L.P. (“AEW”) is a registered investment adviser whose origins date back to 1981. AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of Natixis Holdings (formerly “IXIS Holdings”). Natixis US owns the entire limited partnership interest in AEW. AEW is the adviser of the Real Estate Fund.

BlackRock Investment Management, LLC (“BlackRock”) is an indirect, wholly owned subsidiary of BlackRock, Inc., a publicly traded company controlled by Merrill Lynch and PNC Financial Services Group. BlackRock is a registered investment adviser and commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1,357 trillion in investment company and other portfolio assets under management as of December 31, 2007.

Capital Growth Management Limited Partnership (“CGM”) is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation controlled by G. Kenneth Heebner. Natixis US owns a majority limited partnership interest in CGM. In addition to advising Natixis Funds, CGM acts as investment adviser of CGM Capital Development Fund and CGM Trust and also provides investment advice to other institutional and individual clients.

Dreman Value Management, L.L.C. (“Dreman”), a registered investment adviser, located at 520 East Cooper Avenue, Aspen, Colorado 81611, serves as the subadviser to the Dreman Mid Cap Value Discipline of the Natixis Moderate Diversified Portfolio. Dreman was founded in 1997, with predecessor firms dating back to 1977, and is controlled by David Dreman.

Hansberger Global Investors, Inc. (“Hansberger”) a Delaware Corporation, was formed in 1994. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and an indirect subsidiary of Natixis Global Asset Management, L.P. . Hansberger specializes in global investing, managing separate portfolios and providing advisory and subadvisory services to mutual funds.

Harris Associates L.P. (“Harris Associates”) was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of Natixis Holdings. Natixis US owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages two private partnerships.

Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds’ portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Holdings, which in turn is a wholly-owned subsidiary of Natixis US. Natixis US owns the entire limited partnership interest in Loomis Sayles.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan Nelson Investment Management, Inc., is a wholly-owned subsidiary of Natixis Holdings. Natixis owns the entire limited partnership interest in Vaughan Nelson.

Westpeak Global Advisors, L.P. (“Westpeak”), organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of Natixis Holdings. Natixis US owns the entire limited partnership interest in Westpeak.

Advisory and Subadvisory Agreements

Each Fund’s advisory agreement with Natixis Advisors (with AEW Management and Advisors, L.P. (“AEW”) in the case of the Real Estate Fund, and with Capital Growth Management Limited Partnership (“CGM”) in the case of Targeted Equity Fund), provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies.

Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds’ adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies, all expenses of shareholders’ and trustees’ meetings, and costs of preparing, printing and mailing reports to shareholders. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund’s Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See “Description of the Trusts and Ownership of Shares.”)

Except as noted below, each advisory agreement and, where applicable, each subadvisory agreement, provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III have received an exemptive order from the SEC that permits Natixis Advisors to amend existing subadvisory agreements, where applicable, when approved by the Board of Trustees, without shareholder approval. The exemption also permits Natixis Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without obtaining shareholder approval, if approved by the relevant Trust’s Board of Trustees. Before any Natixis Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain Natixis Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days’ written notice, or by the Fund’s adviser upon 90 days’ written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each subadvisory agreement also may be terminated by the subadviser upon 90 days’ notice and automatically terminates upon termination of the related advisory agreement.

Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

With respect to all Funds except Real Estate Fund and Targeted Equity Fund, Natixis Advisors oversees the portfolio management services provided to the Funds by each of the subadvisers and provides certain administrative services. Subject to the review of the Board of Trustees, Natixis Advisors monitors each subadviser to assure that the subadviser is managing a Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Natixis Advisors also provides subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statement under federal and state laws. In addition, Natixis Advisors does not determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or disciplines of Natixis Moderate Diversified Portfolio or segments of Natixis U.S. Diversified Portfolio) or may be acquired for one Fund (or disciplines of Natixis Moderate Diversified Portfolio or segments of Natixis U.S. Diversified Portfolio) at a time when the subadviser of another Fund (or discipline or segment) deems it appropriate to dispose of the security from that other Fund (or discipline or segment) or otherwise take a short position in or related to that security. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its discipline(s) of Natixis Moderate Diversified Portfolio or segments of Natixis U.S. Diversified Portfolio, and does not aggregate its transactions with those of the other subadvisers, the Fund or Portfolio may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Fund.

Natixis Advisors may terminate any subadvisory agreement without shareholder approval. In such case, Natixis Advisors will either enter into an agreement with another subadviser to manage the Fund (or discipline of the Natixis Moderate Diversified Portfolio or segments of Natixis U.S. Diversified Portfolio) or allocate the segment’s or discipline’s assets among the other segments or disciplines of the Fund.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under “Net Asset Value and Public Offering Price” and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of a Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund’s shares.

Each Fund has adopted Rule 12b-1 plans (the “Plans”) for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that Class B shares are no longer offered for sale.)

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year’s service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A and Class B shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for the expense of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

Each Fund’s Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the respective Fund’s Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such trustees.

Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the relevant Funds based on their relative net assets or relative sales. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds’ shares. As described in more detail below, the Distributor, at its expense, may pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Funds’ adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

The Distribution Agreement for any Fund may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty by either vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Trustees. The Distribution Agreement may be terminated at any time on 90 days’ written notice to the Trust, without payment of any penalty.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Distributor controls the words “Natixis” in the names of the Natixis Funds trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II (except Class J shares of the Loomis Sayles Investment Grade Bond Fund), Hansberger International Series and Gateway Trust. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

The portion of the various fees and expenses for Funds offering Classes A, and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

Class A

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)		Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000*	5.75%	5.00%		0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%		0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%		0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%		0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%		0.25%	1.95%

Investments of $1 million or more
First $3 million	none	1.00	%(1)	0.25%	1.25%
Excess over $3 million	none	0.50	%(1)	0.25%	0.75%

Investments with no Sales Charge (2)	None	0.00%		0.25%	0.25%

*	(Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer’s concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.
(1)	These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Equity Funds and Diversified Portfolios under the section “How Sales Charges Are Calculated.”

Classes B and C

Classes B and C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Equity Funds and Diversified Portfolios that are paid to securities dealers are shown below:

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	none	3.75%	0.25%	4.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

(1)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Equity Funds and Diversified Portfolios under the section “How Sales Charges Are Calculated.”

All Funds

As previously discussed, Class B shares are no longer offered by any Fund. As described in the Prospectus, each purchase or sale of shares is effected at the net asset value next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the payment of commissions on the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Distributor, Natixis Advisors and their affiliates may, out of their own resources, make additional payments to dealers who sell shares of the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based upon various factors described below and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.35% of gross sales) or the amount of assets a dealer’s clients have invested in the Funds (at annual rates generally ranging from 0.05% to 0.25% of the value of the clients’ shares). The actual payment rates to a dealer will depend upon how the particular arrangement is structured (e.g., solely asset based fees, solely sales based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the dealer to provide access to its representatives for educational and marketing purposes. The payments to dealers described in this paragraph and elsewhere in this Statement, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their dealers for details about the payment the dealers may receive.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds’ Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:

NATIXIS FUNDS TRUST I†

	12/31/05	12/31/06	12/31/07
Total commissions on sales of Class A shares	$826,935	$1,264,570	$1,338,606
Amount reallowed to other securities dealers	$718,702	$1,105,028	$1,175,445
Amount retained by Distributor	$108,233	$159,542	$163,161

Total CDSCs on redemptions of Classes A, B and C shares	$663,747	$434,040	$429,348
Amount paid to SG Constellation LLC	$652,093	$416,733	$327,079
Amount retained by Distributor*	$11,654	$17,307	$102,269

*	See “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust I’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust I.
†	Information is only provided for the Funds in this Statement as listed on the cover page.

NATIXIS FUNDS TRUST II†

	12/31/05	12/31/06	12/31/07
Total commissions on sales of Class A shares	$88,386	$68,601	$71,101
Amount reallowed to other securities dealers	$76,884	$60,584	$62,768
Amount retained by Distributor	$11,503	$8,017	$8,333

Total CDSCs on redemptions of Classes A, B and C shares	$123,103	$83,530	$66,341
Amount paid to SG Constellation LLC	$117,789	$81,436	$62,666
Amount retained by Distributor*	$5,314	$2,094	$3,675

*	See “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust II’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust II.
†	Information is only provided for the Funds in this Statement as listed on the cover page.

NATIXIS FUNDS TRUST III

	12/31/05	12/31/06	12/31/07
Total commissions on sales of Class A shares	$720,717	$180,441	$60,857
Amount reallowed to other securities dealers	$627,256	$156,879	$53,167
Amount retained by Distributor	$93,461	$23,562	$7,690

Total CDSCs on redemptions of Classes A, B and C shares	$360,486	$322,529	$200,805
Amount paid to SG Constellation LLC	$301,923	$284,326	$181,731
Amount retained by Distributor*	$58,563	$38,203	$19,074

*	See “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust III’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust III.
†	Information is only provided for the Funds in this Statement as listed on the cover page.

NATIXIS FUNDS TRUST IV

	1/31/06	1/31/07	1/31/08
Total commissions on sales of Class A shares	$114,929	$340,384	$198,695
Amount reallowed to other securities dealers	$100,056	$299,287	$176,861
Amount retained by Distributor	$14,874	$41,097	$21,835

Total CDSCs on redemptions of Classes A, B and C shares	$36,711	$54,310	$60,688
Amount paid to SG Constellation LLC	$30,825	$27,219	$38,769
Amount retained by Distributor*	$5,886	$27,091	$21,919

*	See “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust IV’s investment adviser or the Funds directly for providing certain administrative services relating to Natixis Funds Trust IV.

OTHER ARRANGEMENTS

Administrative Services

Natixis Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For these services, Natixis Advisors received the following fees from the Funds for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007:

Fund	2005	2006	2007
			Fees	Fees waived**
Targeted Equity Fund	$499,625	$429,903	$408,927	$5,490
Focused Value Fund	$220,382	$145,192	$95,792	$978
Large Cap Value Fund	$202,085	$148,050	$136,965	$1,501
International Fund	$76,262	$96,502	$100,153	$1,190
Small Cap Value Fund	$67,870	$70,513	$81,626	$967
U.S. Diversified Portfolio	$420,015	$349,523	$327,564	$3,833
Income Diversified Portfolio*	$13,562	$12,037	$81,054	$864
Moderate Diversified Portfolio	$64,343	$79,320	$45,203	$495
130/30 Growth Fund	$39,477	$35,338	$28,554	$314

*	Income Diversified Portfolio commenced operations on November 17, 2005. The information provided for the fiscal year-end December 31, 2005 reflects fees paid by Income Diversified Portfolio to Natixis Advisors from November 17, 2005 through December 31, 2005.
**	Natixis Advisors voluntarily agreed to waive a portion of its fees during the period ended December 31, 2007.

For these services, Natixis Advisors received the following fees from the Real Estate Fund for the fiscal years ended January 31, 2006, January 31, 2007, and January 31, 2008:

Fund	Fiscal Year Ended January 31, 2006	Fiscal Year Ended January 31, 2007	Fiscal Year Ended January 31, 2008

Real Estate Fund	$67,716	$86,422	$104,414

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to a contract between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

Prior to October 1, 2005, IXIS Asset Management Services Company (“IXIS Services”), a subsidiary of Natixis Distribution Corporation, served as the transfer agent for the Funds and it, along with Boston Financial as sub-transfer agent, provided the services that Boston Financial now provides. For these services, IXIS Services received the following fees from the Funds (except Real Estate Fund):

Fund	January 1, 2005 to September 30, 2005
Targeted Equity Fund	$907,031
Focused Value Fund	$419,090
Large Cap Value Fund	$615,817
International Fund	$347,171
Small Cap Value Fund	$342,688
U.S. Diversified Portfolio	$1,374,347
Targeted Equity Fund	$907,031
Income Diversified Portfolio*	—
Moderate Diversified Portfolio	$27,000
130/30 Growth Fund	$226,617

*	Income Diversified Portfolio did not commence operations until November 17, 2005.

For these services, IXIS Services received the following fees from the Real Estate Fund:

Fund	January 31, 2005	February 1, 2005 to September 30, 2005
Real Estate Fund	$210,018	$151,289

The Funds may also pay dealers whose clients invest in the Funds fees for sub-transfer agency and other similar services. As indicated above, the Distributor, Natixis Advisors and their affiliates may also make payments for sub-transfer agency and similar services.

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds’ Annual Reports for the year ended December 31, 2007 (January 31, 2008 with respect to Real Estate Fund) and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2007 (January 31, 2008 for AEW), many of the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Kevin H. Maeda (Active)	0	$0	0	$0	0	$0	0	$0	721	$268 million	0	$0
Serena V. Ng (Active)	0	$0	0	$0	0	$0	0	$0	721	$269 million	0	$0
Matthew A. Troxell (AEW)	10	$1,622.6 million	0	$0	4	$888.7 million	1	$116.7 million	31	$2,870.2 million	7	$881.8 million
Thomas Burke (BlackRock)	7	$6,227.9 million	0	$0	1	$53.8 million	0	$0	2	$76.8 million	0	$0
G. Kenneth Heebner (CGM)	4	$8.6 billion	0	$0	0	$0	0	$0	14	$1 billion	0	$0
David Dreman (Dreman)	21	$15,617 million	0	$0	9	$415 million	4	$71.9 million	201	$2,668 million	0	$0
F. James Hutchinson (Dreman)	8	$11,590 million	0	$0	0	$0	0	$0	0	$0	0	$0
Mark Roach (Dreman)	12	$3,371 million	0	$0	0	$0	0	$0	19	$108 million	0	$0
Trevor Graham (Hansberger)	6	$1.6 billion	0	$0	3	$1.2 billion	0	$0	32	$2.7 billion	1	$279 million
Thomas R. H. Tibbles (Hansberger)	6	$1.6 billion	0	$0	3	$1.2 billion	0	$0	35	$2.7 billion	1	$279 million
Barry A. Lockhart (Hansberger)	6	$1.6 billion	0	$0	3	$1.2 billion	0	$0	28	$2.7 billion	1	$279 million
Patrick H. Tan (Hansberger)	6	$1.6 billion	0	$0	3	$1.2 billion	0	$0	29	$2.7 billion	1	$279 million
Lauretta Reeves (Hansberger)	3	$604 million	0	$0	0	$0	0	$0	5	$181 million	0	$0
Ronald Holt (Hansberger)	1	$3.5 billion	1	$3.5 billion	0	$0	0	$0	7	$487 million	0	$0
Robert M. Levy (Harris Associates)	4	$3,371 million	0	$0	10	$392 million	0	$0	446	$4,425 million	0	$0
Edward S. Loeb (Harris Associates)	0	$0	0	$0	1	$33.4 million	0	$0	309	$3,806 million	0	$0
Michael J. Mangan (Harris Associates)	4	$3,371 million	0	$0	3	$147.8 million	0	$0	148	$2,493 million	0	$0
Diane L. Mustain (Harris Associates)	0	$0	0	$0	0	$0	0	$0	211	$2,039 million	0	$0
Phillip C. Fine (Loomis Sayles)	3	$447 million	0	$0	0	$0	0	$0	14	$59.7 million	0	$0
Joseph R. Gatz (Loomis Sayles)	4	$1,829 million	0	$0	0	$0	0	$0	30	$801 million	0	$0
Daniel G. Thelen (Loomis Sayles)	4	$1,829 millions	0	$0	0	$0	0	$0	43	$706 million	0	$0

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
John Hyll (Loomis Sayles)	4	$183 million	0	$0	0	$0	0	$0	45	$8,254 million	0	$0
Clifton V. Rowe (Loomis Sayles)	6	$575 million	0	$0	1	$210 million	0	$0	50	$2,726 million	0	$0
Kay Vang (Loomis Sayles)	1	$24.8 million	0	$0	0	$0	0	$0	23	$179 million	0	$0
Kurt Wagner (Loomis Sayles)	1	$24.8 million	0	$0	1	$10.8 million	0	$0	66	$4,873 million	0	$0
Mark B. Baribeau (Loomis Sayles)	10	$3,551 million	0	$0	7	$1,506 million	1	$123 million	143	$4,559 million	0	$0
Pamela N. Czekanski (Loomis Sayles)	8	$2,565 million	0	$0	7	$1,506 million	1	$123 million	144	$4,638 million	0	$0
Richard D. Skaggs (Loomis Sayles)	8	$2,565 million	0	$0	7	$1,506 million	1	$123 million	109	$4,484 million	0	$0
Kathleen C. Gaffney (Loomis Sayles)	10	$31,977 million	0	$0	0	$0	0	$0	56	$4,284 million	1	$196 million
Elaine M. Stokes (Loomis Sayles)	14	$33,687 million	0	$0	0	$0	0	$0	57	$1,970 million	1	$196 million
Matthew Eagan (Loomis Sayles)	10	$31,977 million	0	$0	3	$166 million	0	$0	56	$4,284 million	1	$293 million
Chris D. Wallis (Vaughan Nelson)	10	$666 million	0	$0	7	$141 million	0	$0	211	$4,163 million	0	$0
Scott J. Weber (Vaughan Nelson)	10	$666 million	0	$0	5	$62.6 million	0	$0	143	$2,732 million	0	$0
Stephen A. Komon (Westpeak)	0	$0	0	$0	2	$438 million	0	$0	0	$0	0	$0
Stephen C. Platt (Westpeak)	0	$0	0	$0	1	$4 million	0	$0	2	$67 million	0	$0
Jean-Marc Diani (Westpeak)	0	$0	0	$0	17	$1,760 million	0	$0	3	$952 million	0	$0

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Each of the advisers and subadvisers has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how each of the advisers and subadvisers allocates investment opportunities between the Funds and their other clients, see the section “Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers” in this Statement. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage” below.

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of December 31, 2007 (January 31, 2008 for AEW):

AEW. Compensation for all of AEW professionals including AEW REIT investment professionals such as Real Estate Fund portfolio managers, is composed of two parts: base salary and incentive compensation. AEW’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate “market ranges” for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. Performance is measured by comparing the Diversified Composite returns over one- and three-year periods against the returns of the Morgan Stanley REIT Index and some peer funds over those periods. AEW’s operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW’s senior professionals (Managing Directors and Directors), including portfolio manager Matthew Troxell and his team of co-portfolio managers, are eligible for participation in AEW’s Equity Sharing program, which give Managing Directors and Directors of the firm economic interests in a portion of the firm’s profits. This program is sponsored by AEW’s parent company, Natixis US.

Neither base salary nor any other part of the investment team’s compensation structure is based on assets under management.

BlackRock. Portfolio Manager Compensation Overview. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Mr. Burke, such benchmarks for U.S. Diversified Portfolio include the Lipper Large Cap Growth Funds classification.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the BlackRock Inc.’s ability to sustain and improve its performance over future periods.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Burke has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other proprietary mutual funds. Mr. Burke has participated in the deferred compensation program.

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc.’s contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock, Inc’s common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

CGM. The portfolio manager’s compensation is a fixed base salary, profit sharing (with a cap of $30,000) plus a share of the profits as owner of CGM. No part of the compensation structure is based on assets under management. There is no difference in the method used to determine compensation with respect to the Fund and other accounts. Different types of accounts, including the Fund, may have different levels of profitability.

Dreman. The Fund has been advised that the sub-adviser has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The Sub-adviser’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadviser’s compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadviser’s profit sharing plan, a defined contribution plan that allows the subadviser to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsier’s profit sharing plan vest over a specified term. Finally all employees of the subadviser, including investment professionals, receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)	Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)	Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund’s benchmark index.

(iii)	Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members.

(ii)	Contributions to the organizational overall success with new product strategies.

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Hansberger. As of December 31, 2007, a portfolio manager’s compensation generally consists of base salary, bonus, and participation in Hansberger’s Stock Option program, and/or Equity Compensation program. In addition, Portfolio managers are eligible for the standard health and welfare benefits available to all Adviser employees.

Hansberger compensates each portfolio manager for his or her management of the Funds. A portfolio manager’s base salary is determined by the Manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Hansberger’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Each portfolio manager is entitled to participate in various equity plans provided by Hansberger’s corporate parent, Hansberger Group, Inc. (“Group Inc.”). Each member of the International Growth Fund portfolio management team is subject to the terms of an employment agreement providing for a specified level of compensation, which is reviewed annually by Hansberger’s board of directors.

A portfolio manager’s bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, pre-tax performance of the fund and other funds managed relative to expectations for how those funds should have performed as compared to the Fund’s benchmark (as provided in the Prospectus), given their objectives, policies, strategies and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in the fund’s portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within Hansberger, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the Manager satisfies the aforementioned objectives. The bonus pool from which a portfolio manager is paid is calculated as a percentage of the firms overall operating revenue.

In addition, certain members of the International Growth Fund portfolio management team and the growth mandate of the International Core Fund (the “growth team”) are entitled to participate in various equity plans provided by Group Inc., including being awarded options to purchase common shares in Group Inc. Additionally, members of the growth team may be entitled to participate in the Group Inc. 2006 Stock Incentive Plan for Canadian employees, by which units of restricted stock are granted in accordance with the plans predetermined vesting schedule. Further, certain members of the growth team have a share of the net revenues earned by Hansberger resulting from the investment portfolios managed by such growth team (the “revenue share”), which would include the International Growth Fund and the growth mandate portion of the International Core Fund. Eligibility to participate in the revenue share is conditioned upon the growth team’s reaching a pre-defined level of profitability. The amount of the revenue share is determined by using a formula based on the amount of revenues generated by the growth team. Amounts payable to each member of the growth team from the revenue share are determined by Hansberger’s CEO upon consultation with the growth team’s chief investment officer.

Harris Associates. Each of the Funds’ portfolio managers is compensated solely by Harris Associates L.P., (“Harris Associates”), a subadviser. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Harris Associates domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris Associates and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris Associates’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P 500 and 40% Lehman Bond Index), Morgan Stanley Capital International (“MSCI”) World Index, MCSI World ex-U.S. Index and Harris Associates’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris Associates in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris Associates, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Natixis Advisors/Active Investment Advisers. Compensation for each of the portfolio managers consists of a fixed base salary plus variable bonus. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. The variable bonus is based on a combination of firm performance (based on four factors—financial profitability, gross sales, net sales and business development) and individual performance (based on individual performance assessed at least annually by the employee’s manager). Neither the base salary nor the variable bonus is directly tied to the performance of individual portfolios or mutual funds, nor is it tied to the value of assets under management. Certain personnel, including portfolio managers, are also eligible to participate in a supplemental bonus plan. A minimum bonus is guaranteed for portfolio managers for 2005, 2006 and 2007. Additionally, employees with Active Investment Advisors prior to December 2004 participate in a long-term, deferred compensation program based upon a proportion of revenues. This portion of compensation is thus tied to Active Investment Advisor’s fees on assets under management.

All employees of Active Investment Advisors are eligible to participate in the 401k plan and retirement plan of Natixis Advisors. Natixis provides a percentage of matching contributions to the 401k plan and fully covers the retirement plan, the latter being subject to a vesting schedule.

The portfolio managers manage accounts other than the Portfolio. Neither the base salary nor the variable bonus of the managers is dependant on assets in the Portfolio. However, a proportion of the total revenues generated from managing the Portfolio are included in the long-term, deferred compensation program.

Loomis Sayles. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. It is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark use for the investment style utilized for each equity Fund is noted in the table below:

FUND MANAGER BENCHMARK

Income Diversified Portfolio	Lehman U.S. Treasury Inflation Protected Index
Lehman Government/Credit Index
Moderate Diversified Portfolio	Lehman Aggregate Index
Russell 1000 Growth Index
U.S. Diversified Portfolio	Russell Mid Cap Growth Index
Russell 2500 Value Index

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

General. Mutual funds are not included in Loomis Sayles’s composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is also similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Mr. Carroll is also a portfolio manager of two private investment funds advised by Loomis Sayles, and he receives a portion of the performance fee earned on those funds through an equity interest he holds in the funds’ general partner.

Vaughan Nelson. Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group. In order to align compensation with the investment objectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting, the five year performance period as the secondary weighting and a qualitative assessment of the quality of client service provided as a tertiary weighting. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within Natixis Global Asset Management’s long-term incentive program. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Funds and any other accounts managed.

Westpeak. The compensation structure for Westpeak employees consists of a base salary component plus an annual bonus. Both components are discretionary. The base salary of each employee, including the members of the portfolio management team, is determined based on experience and education and the mix of skills and responsibilities each brings to the firm. The discretionary bonus pool, determined annually by the financial performance of Westpeak for the year, is shared by all Westpeak employees as determined by management and approved by the firm’s Board based on an evaluation of job performance during the year. Total compensation for portfolio managers is determined from recommendations by the Chief Executive Officer/Chief Investment Officer with input from the Director of Portfolio Management. These recommendations are submitted to the firm’s Comepnsation Committee for final approval. Considerations for salary increases and bonuses include contribution to the firm’s quantitative research efforts, contributions to the various committees on which they participate and the performance of Westpeak’s various equity strategies. The benchmark used in evaluating the team’s contributions for the Westpeak 130/30 Growth Fund is the Russell 1000 Growth Index. Performance against the benchmark is measured over various periods, extending back to the inception of the portfolio, with emphasis on performance during the most recent year. No part of compensation is based on the value of assets under management. There is no distinction between compensation with respect to the Fund and other accounts.

Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range* of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2007 (January 31, 2008 for Real Estate Fund):

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested
Matthew A. Troxell	AEW Real Estate Fund Natixis Income Diversified Portfolio	E A
G. Kenneth Heebner	CGM Advisor Targeted Equity Fund	D
David Dreman	Natixis Moderate Diversified Portfolio	A
F. James Hutchinson	Natixis Moderate Diversified Portfolio	A
Mark Roach	Natixis Moderate Diversified Portfolio	A
Robert M. Levy	Harris Associates Focused Value Fund	G**
Edward S. Loeb	Harris Associates Large Cap Value Fund	G**
Michael J. Mangan	Harris Associates Focused Value Fund Harris Associates Large Cap Value Fund Natixis Moderate Diversified Portfolio Natixis U.S. Diversified Portfolio	D** D** D** D**
Diane L. Mustain	Natixis U.S. Diversified Portfolio	E**
Chris D. Wallis	Vaughan Nelson Small Cap Value Fund	A
Scott J. Weber	Vaughan Nelson Small Cap Value Fund	A
Stephen A. Komon	Westpeak 130/30 Growth Fund	A
Stephen C. Platt	Westpeak 130/30 Growth Fund	A
Jean-Marc Diani	Westpeak 130/30 Growth Fund	A
Phillip C. Fine	Natixis U.S. Diversified Portfolio	A
Joseph R. Gatz	Natixis U.S. Diversified Portfolio	A
Daniel G. Thelen	Natixis U.S. Diversified Portfolio	A

Kevin H. Maeda	Natixis Income Diversified Portfolio	A
	Natixis Moderate Diversified Portfolio	A
Serena V. Ng	Natixis Income Diversified Portfolio	A
	Natixis Moderate Diversified Portfolio	A
Kathleen C. Gaffney	Natixis Income Diversified Portfolio	A
Elaine M. Stokes	Natixis Income Diversified Portfolio	A
Matthew Eagan	Natixis Income Diversified Portfolio	A
John Hyll	Natixis Moderate Diversified Portfolio	A
	Natixis Income Diversified Portfolio	A
Clifton V. Rowe	Natixis Moderate Diversified Portfolio	A
	Natixis Income Diversified Portfolio	A
Kay Vang	Natixis Moderate Diversified Portfolio	A
Kurt Wagner	Natixis Moderate Diversified Portfolio	A
Mark B. Baribeau	Natixis Moderate Diversified Portfolio	A
Pamela N. Czekanski	Natixis Moderate Diversified Portfolio	A
Richard D. Skaggs	Natixis Moderate Diversified Portfolio	A
Trevor Graham	Hansberger International Fund	A
Thomas R. H. Tibbles	Hansberger International Fund	A
Barry A. Lockhart	Hansberger International Fund	A
Patrick H. Tan	Hansberger International Fund	A
Lauretta Reeves	Hansberger International Fund	A
Ronald Holt	Hansberger International Fund	A
Thomas Burke	Natixis U.S. Diversified Portfolio	A

* A. None	E. $100,001 – $500,000
B. $1 – 10,000	F. $500,001 – $1,000,000
C. $10,001 – $50,000	G. over $1,000,000
D.$50,001 – $100,000

** Indicates that the portfolio manager also owns equity securities of other funds and pooled vehicles that are managed by the portfolio manager in a similar style to the Natixis Fund (or segment thereof) managed by such portfolio manager. The following are the ranges of such investments: Robert M. Levy – G, in other funds and pooled vehicles managed in a similar style to the Harris Associates Focused Value Fund; Edward S. Loeb – G, in other funds and pooled vehicles managed in a similar style to the Harris Associates Large Cap Value Fund; Michael J. Mangan – D, in other funds and pooled vehicles managed in a similar style to the Harris Associates Large Cap Value Fund, Harris Associates Focused Value Fund and the Harris-managed segments of the Natixis Moderate Diversified Portfolio and Natixis U.S. Diversified Portfolio; and Diane Mustain – E, in other funds and pooled vehicles managed in a similar style to the Harris-managed segment of the Natixis Moderate Diversified Portfolio.

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager’s personal investment objective. Another explanation is that several of the Funds, including the Natixis Income Diversified Portfolio, Natixis Moderate Diversified Portfolio and Natixis U.S. Diversified Portfolio, are multi-segmented and a portfolio manager may manage only one segment; the other segments are managed by different investment advisers using different investment styles. In addition, portfolio managers may invest in other Funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Natixis Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s or subadviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees

AEW. Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its advised/subadvised funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

BlackRock. Because of different objectives or other factors, a particular security may be bought for one or more clients of BlackRock or an affiliate when one or more clients of BlackRock or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve its subadvisee or other clients or funds for which BlackRock or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Targeted Equity Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

Dreman. Dreman places all orders for purchases and sales of securities for the Mid Cap Value Discipline of the Natixis Moderate Diversified Portfolio (the “Mid Cap Value Discipline”). At times, investment decisions may be made to purchase or sell the same investment securities of the Mid Cap Value Discipline and for one or more of the other clients managed by Dreman. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Mid Cap Value Discipline will be able to write on a particular security.

The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Mid Cap Value Discipline. On the other hand, the ability of the Mid Cap Value Discipline to participate in volume transactions may produce better executions for the Mid Cap Value Discipline in some cases.

Hansberger. Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. If purchase or sale of securities consistent with the investment policies of the subadvised Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its subadvised Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its subadvised Funds and other participating clients will be allocated securities on a prorated basis.

Harris Associates. Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including cash availability and/or liquidity requirements, the time competing accounts have had funds available for investment or have had investments available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and relative size of portfolio holdings of the same or comparable securities. It is Harris Associates’ policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. Harris believes that the ability of the subadvised Funds to participate in larger aggregated transactions will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

Natixis Advisors. Natixis Advisors, through its Active Investment Advisors division, may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients’ investments and the performance resulting from such decisions will differ from client to client. Natixis Advisors will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In allocating investments among various clients (including in what sequence orders for trades are placed), however, Natixis Advisors will use its best business judgment and will take into account funds available to each client, the amount already committed by each client to a specific investment and the relative risks of the investment. It is Natixis Advisors, policy to allocate to the extent practicable investment opportunities on a basis that Natixis Advisors in good faith believes is fair and equitable to each client over time.

Loomis Sayles. Loomis Sayles has organized its business into two investment groups: The Fixed Income Group and The Equity Group. The Fixed Income Group and The Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Vaughan Nelson. In addition to managing its Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are either completed independently, or, when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, through a “blocked order.” Investments decisions are typically implemented across all accounts managed. Blocked orders are averaged as to the price and are generally allocated on a pro rata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions.

Westpeak. Westpeak has responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities that any of Westpeak’s subadvised Funds also may invest. When these Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for these subadvised Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds, or the price at which a security may be sold.

Description of the Multi-Adviser Approach of U.S. Diversified Portfolio

Natixis Advisors believes that the multi-adviser approach to equity investing offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. Natixis Advisors believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a Fund will in fact achieve superior or less variable results over any period of time.

On a daily basis, capital activity will be allocated equally by Natixis Advisors among the segments of each multi-segment fund. However, Natixis Advisors may, subject to review of the applicable Trust’s Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

The Board of Trustees of the Trusts has adopted asset allocation guidelines for the multi-segment Funds to ensure that no segment of any fund becomes too large or too small relative to the other segments of that fund due to performance, market conditions or other factors. Natixis Advisors will generally monitor the asset allocation of the various funds’ segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. Natixis Advisors may, subject to the review of the Board of Trustees of the Trusts, allocate net investment capital differently among any of the subadvisers.

Description of the Multi-Adviser Approach of Income Diversified Portfolio and Moderate Diversified Portfolio

As stated in their Prospectus, the Income Diversified Portfolio and Moderate Diversified Portfolio are intended to offer investors access to diversified portfolios of complementary investment disciplines from specialized money managers (“subadvisers”) through investment in a single mutual fund. The Moderate Diversified Portfolio combines both equity and fixed income disciplines. The Moderate Diversified Portfolio’s equity disciplines feature U.S. growth and value as well as international investments. The Moderate Diversified Portfolio’s fixed income discipline features U.S. investment grade fixed income securities. The Income Diversified Portfolio’s income disciplines feature REITs, dividend producing equity stocks, inflation protected securities and multi-sector bonds. Natixis Advisors believes that by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style. There is no assurance that a Portfolio will achieve positive results over any period of time.

Subject to allocation policies adopted by the Board of Trustees, Natixis Advisors generally allocates capital invested in the Income Diversified Portfolio among its four disciplines and in the Moderate Diversified Portfolio among its five disciplines according to the respective target allocations set forth in the principal investment strategies of the Prospectus. These allocations are subject to change. Each subadviser manages its discipline(s) of the Income Diversified Portfolio’s and Moderate Diversified Portfolio’s assets in accordance with its distinct investment style and strategy.

Natixis Advisors will monitor the relative sizes of the disciplines and will allocate cash flow towards or away from a particular investment discipline when any one investment discipline of a Portfolio is below a specified minimum allocation or above a specified maximum allocation. When a discipline’s percentage of the Portfolio exceeds the maximum or minimum allocation set forth in its Prospectus, Natixis Advisors will reallocate capital away from or towards one or more disciplines in order to bring the segment back towards its target allocation. Subject to the approval by the Board of Trustees, Natixis Advisors may revise a Portfolio’s target allocations from time to time. In addition, the Portfolios’ target allocations will vary and may not always be met.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All Funds.

In placing orders for the purchase and sale of equity securities, each Fund’s adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates for similar transactions. Each Fund’s adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Each Fund’s adviser or subadviser may place orders for the Funds which, combined with orders for the adviser’/subadvisers’ other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

As discussed in more detail below, each adviser’s and subadviser’s receipt of brokerage and research products may sometimes be a factor in each such adviser’s or subadviser’s selection of a broker or dealer to execute transactions for the Funds, subject to the adviser’s or subadviser’s duty to seek best execution of the transactions. Such brokerage and research services may be paid for with the adviser’s or sub-adviser’s own assets or may, in connection with transactions in securities effected for client accounts for which the adviser or subadviser exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as “soft dollars”).

Funds, Segments or Disciplines Sub-Advised by BlackRock. Subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Fund. In return for such services BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which BlackRock might pay with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

BlackRock anticipates that its brokerage transactions for Funds involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of Depositary Receipts, or other securities convertible into foreign equity securities.

Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, BlackRock intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Fund’s portfolio strategies.

BlackRock may invest in certain securities traded in the OTC market on behalf of a Fund and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, BlackRock will not deal with affiliated persons on behalf of a Fund, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from each Fund and annual statements as to aggregate compensation will be provided to each Fund.

Funds, Segments or Disciplines Advised by CGM. In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM’s expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of research services or products other than research from brokers is not a factor in the selection of brokers.

Funds, Segments or Disciplines Subadvised by Dreman. Dreman places all orders for purchases and sales of securities for the Mid Cap Value Discipline of the Natixis Moderate Diversified Portfolio.

Dreman, in effecting purchases and sales of securities for the account of the Mid Cap Value Discipline, will seek best execution of orders. Dreman may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Mid Cap Value Discipline and Dreman. Any research benefits derived are available for all clients of Dreman. When it can be done consistently with the policy of obtaining the most favorable net results, Dreman may place orders with firms that provide market, statistical and other research information to the Mid Cap Value Discipline or Dreman, although Dreman is not authorized to pay higher commissions to firms that provide such services, except as described below.

Dreman may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by Dreman in cash. Subject to Section 28(e), the Mid Cap Value Discipline could pay a firm that provides research services commissions for effecting a securities transaction for the Mid Cap Value Discipline in excess of the amount other firms would have charged for the transaction if Dreman determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or Dreman’s overall responsibilities to the Mid Cap Value Discipline and its other clients. Not all of such research services may be useful or of value in advising the Mid Cap Value Discipline. The subadvisory fee paid to Dreman is not reduced because these research services are received.

Funds, Segments or Disciplines Sub-Advised by Harris Associates. In placing orders for the purchase and sale of portfolio securities for its subadvised Funds, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

Harris Associates selects only brokers or dealers that it believes will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such an evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates’ expenses. Such services may be used by Harris Associates in servicing other client accounts and, in some cases, may not be used with respect to the Funds. Harris Associates may not consider purchases of shares of its subadvised Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

Harris Associates may cause its subadvisees to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates’ overall responsibilities to the Funds and its other clients. Harris Associates’ authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

Funds, Segments or Disciplines Sub-Advised by Hansberger. Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for its subadvised Fund and for the placement of its Fund’s investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its subadvised Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a non market maker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund’s portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its subadvised Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker.

Subject to best execution, Hansberger may cause its subadvised Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives.

Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger’s evaluation of all applicable considerations, including but not limited to Hansberger’s best execution undertaking.

Hansberger may direct the purchase of securities on behalf of its Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Funds, Segments or Disciplines Advised by Natixis Advisors (through Active). In placing securities trades with brokers or dealers, Natixis Advisors’ primary policy is to execute all purchase and sales at the most favorable prices consistent with best execution. Best price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, financial stability, and clearance and settlement capability. The reasonableness of brokerage commissions paid by client accounts over which Natixis Advisors has discretion to choose the broker is evaluated on an on-going basis. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

It is Natixis Advisors’ current policy not to receive products or services in return for client commission dollars. However, in the future, Natixis Advisors may revise its policies and receive so-called soft-dollar products or services that provide lawful assistance to Natixis Advisors in its investment decision-making process in accordance with applicable federal securities laws.

Natixis Advisors may advise accounts that have similar investment objective and investment opportunities which are suitable for more than one such account. Where advisory accounts have competing interests in a limited investment opportunity, Natixis Advisors generally allocates purchase and sale opportunities on a basis that it, in good faith, believes is fair and equitable to such eligible client over time. In making such allocations, Natixis Advisors may consider, among other things, the relative time that the competing accounts have had funds available for investment, the relative amount of available funds, relative cash requirements for the competing accounts and the time that the competing accounts have had investments available for sale.

Natixis Advisors may, but need not, aggregate or “bunch” orders for funds which it has investment discretion in circumstances in which Natixis Advisors believes that bunching will result in a more favorable overall execution. Where appropriate and practicable, Natixis Advisors may bunch a client’s trades with trades of other clients and with trades of pooled vehicles in which Natixis Advisors personnel have a beneficial interest pursuant to an allocation process Natixis Advisors in good faith considers to be fair and equitable to all clients over time.

Funds, Segments or Disciplines Sub-Advised by Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles’ selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e. “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Exchange Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) is a service that is required by an applicable SRO or

SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed income transactions.

Funds, Segments or Disciplines Sub-Advised by Vaughan Nelson. In placing orders for the purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson’s expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

In placing orders for the purchase and sale of securities for a Fund, Vaughan Nelson may cause its Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson’s overall responsibilities to the Trust and its other clients. Vaughan Nelson’s authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

Funds, Segments or Disciplines Sub-Advised by Westpeak. In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause a Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak’s overall responsibilities to the Fund and its other clients. Westpeak’s authority to cause a Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

General

Subject to procedures adopted by the Board of Trustees of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Funds’ advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the certain funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same fund (but not affiliates of the subadviser to such segment or of Natixis Advisors and its affiliates).

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV permit each Trust’s trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of all the Funds (except as noted in this Statement and in each of the Fund’s Prospectuses) are divided into four classes: Class A, Class B (no longer offered for sale), Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund’s Prospectuses. As disclosed in the Prospectuses, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding class specific expenses such as transfer agency fees (“Other Expenses”)) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board of Trustees may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes.

Each Declaration of Trust provides for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

Shareholders of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV have identical voting rights to each other and shareholders of Natixis Funds Trust III have substantially similar voting rights to shareholders of the other trusts. All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

For Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV, the affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. For Natixis Funds Trust III, no amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s or a Fund’s name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Fund’s or Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”), or by exchange, as described in the Prospectuses, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “Exchange”) on a day when the Exchange is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (www.funds.natixis.com) to purchase Fund shares (except for Class Y shares). For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of Natixis Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Shareholders of the Funds may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the prospectus of the relevant Fund.

REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Classes A, B and C shares. For the period May 1, 2008 through June 1, 2008 a redemption fee may be charged on redemptions of certain of the Funds. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Funds will only accept Medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a Medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Funds at 800-225-5478 with any questions regarding when a Medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.funds.natixis.com or from your investment dealer if the service was not previously added to the account. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, the transfer agent and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Funds’ transfer agent), as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

The redemption price will be the net asset value per share (less any applicable CDSC and redemption fee) next determined after the redemption request and any necessary special documentation are received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the Exchange. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if the adviser or subadviser determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of each Fund at the beginning of such period.

The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ distributor, and the redemption fee imposed on certain Funds, both as described in the Prospectuses. Effective June 2, 2008 the redemption fee will be eliminated. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxes,” below.

Reinstatement Privilege (Class A shares only)

The Prospectus describes redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide the investment check and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds.

Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to Boston Financial for investment in the Fund. A plan may be opened with an initial investment of $1,000 ($10,000 for the Diversified Portfolios) or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. (Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at www.funds.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b)(7) plans.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs and 403(b)(7) plans using the Natixis Funds’ prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

An investor owning a Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (“Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Funds.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares purchased through the reinvestment of distribution in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan. A redemption fee may apply. See the section “Redemptions” above.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See “Redemptions” and “Taxes” below for certain information as to federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans, IRAs or 403(b)(7) plans that have State Street Bank as trustee. Different documentation may be required.

Payroll Deduction Program

The Funds no longer offer the Payroll Deduction Plan to new shareholders. Shareholders enrolled in the Payroll Deduction Program prior to May 1, 2005 may continue to participate in the program for the accounts that were included in that enrollment but may not add the program to additional accounts. Employees of Natixis Global Associates may continue to participate in the program and may continue to add the program to additional accounts. In order to participate, employees must establish an account that meets a minimum initial investment amount of $1000. Subsequent investments through the program must be for a minimum of $50 on a monthly basis and the Funds’ minimum balance policy will apply.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s net asset value (without a sales charge or CDSC) on the dividend payable date. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange the shares of any Fund for shares of the same class of another Natixis Fund, Natixis Cash Management Trust – Money Market Series (the “Money Market Fund”) or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Fund, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other Natixis Fund listed below, subject to those funds’ eligibility requirements and sales charges. Class C shares in accounts of the Money Market Fund may exchange into Class C shares of a Natixis Fund subject to its CDSC schedule. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund at 800-225-5478 or (2) a written exchange request to the Fund, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See the section “Redemptions” above.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any other Natixis Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A, B and C Shares)

As described in the Prospectus, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial or your financial representative.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcript requests for years prior to 2004 will be charged $20 per Fund per account for each year requested. Transcript requests for 2004 through the current year will be charged $10 per Fund per account for each year requested.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Web Site

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.funds.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.funds.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the Natixis Funds Personal Access Line® or Web site at www.funds.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

Natixis Funds

P.O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

The total net asset value or “NAV” of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The Funds will not price their shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to a Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by a Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Exchange traded options are generally valued at the average of the closing bid and asked quotation. Futures are valued at the most recent settlement price. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Investments in other open-end investment companies are valued at their net asset value each day.

Generally, trading in foreign government securities and other fixed income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund’s net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund’s securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser pursuant to procedures approved by the Board of Trustees. Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds’ net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share net asset value of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in each Fund’s Prospectus. The public offering price of a Class B, C or Y shares of a Fund is the next-determined net asset value.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount

A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table under “How Sales Charges Are Calculated—Class A shares” in the Class A, B and C Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Natixis Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Natixis Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds’ transfer agency.

A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation (“ROA”) towards the breakpoint level that will be reached upon the completion of the 13 months’ purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the “public offering price computed on such date.”

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Funds’ transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Funds’ transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Funds’ transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds (excluding the Money Market Fund, unless the shares were purchased through an exchange with another Natixis Fund) with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren, and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of Natixis may invest in Class Y shares of the Funds below the minimums stated in the Class Y Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of any Fund also may be purchased at net asset value through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described above under “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Funds in the form of service or distribution fees.

Bank Trust Departments or Trust Companies

Class A shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay all of its shareholders, as dividends, all or substantially all of its net investment income and to distribute annually all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of a Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

TAXES

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from passive income sources specified in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also for purposes of meeting the diversification requirements, in the case of the Fund’s investments in loan participations, the Funds will treat both the intermediary and the issuer of the underlying loan as an issuer.

Assuming that it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including

Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As noted above, each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund does retain any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all of its net capital gain. If a Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31st as if it has been incurred in the succeeding year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount on which it is subject to income tax. Each Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by a Fund during the following January generally will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

A sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares in certain “passive foreign investment companies” (“PFICs”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. A Fund may also elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distribution from the PFIC. The mark-to-market and QEF elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Foreign Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during such year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain of each Fund’s hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income Taxable at the rate applicable to long-term capital gains.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

In addition, payment-in-kind securities held by a Fund will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.

Certain Higher-Risk and High Yield Securities

The Funds may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund if it invests in such securities as part of each Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Certain Investments in REITs

Investments in real estate investment trust (“REIT”) equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

Some Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), are themselves taxable mortgage pools (“TMPs”), or invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of such a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. See “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a regulated investment company that recognizes excess inclusion income. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or TMPs if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply where charitable remainder trusts (“CRTs”) invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “Foreign Person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years beginning before January 1, 2008, and assuming certain certification requirements were complied with, a regulated investment company generally was not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income that would be treated as “portfolio interest” and accordingly would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly designated by the regulated investment company. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain distributions to taxable years of regulated investment companies beginning before January 1, 2010. At the time of this filing, it is unclear whether the legislation will be enacted. Even if such legislation is enacted, depending on the circumstances, the Funds may make such designations with respect to all, some or none of their potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment.

If a beneficial holder who is a Foreign Person has a trade or business in the United States, and dividends paid to or for the benefit of that beneficial holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to Foreign Person from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund, such as the Real Estate Fund, that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

In the case of a Fund that would be a USRPHC but for the exceptions from the definition of USRPIs (described above), amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders (under current law, any direct USRPI gain a Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain legislation is enacted). In the hands of a Foreign Person that holds (or has held in the prior year) more than a 5% interest in the fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such foreign shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other Foreign Persons (i.e., those with a 5% or smaller interest in the fund), the USRPI distribution will be treated as ordinary income, and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign Persons investing in such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Before January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that was a USRPHC and was also “domestically controlled.” It is possible that Congress will extend this exemption from withholding to the current or future years, but no such legislation has been enacted as of the date of this Statement of Additional Information.

Except as described above with respect to USRPHCs, a beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing a Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields and total return do not take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields and total return reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total return will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund’s Classes A, B and C shares.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the independent registered public accounting firm included in the Funds’ annual reports dated December 31, 2007 (January 31, 2008 for Real Estate Fund), are also incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Funds’ website at www.funds.natixis.com. The annual and semiannual reports are also available on-line at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s or subadviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for a timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment on market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to’F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment grade securities and obligations, particularly at the lower end of the non-investment grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

‘Paid-in-Full’: Denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’

‘Not Rated’: Indicates that Fitch Ratings does not rate the associated issuer or issue in question.

‘WD’

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.